SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05071 or 33-13247

SATURNA INVESTMENT TRUST
(Exact Name of Registrant as Specified in Charter)

1300 N. State Street
Bellingham, Washington 98225-4730
(Address of Principal Executive Offices, including ZIP Code)

Nicholas F. Kaiser
1300 N. State Street
Bellingham, Washington 98225-4730
(Name and Address of Agent for Service)

Registrant's Telephone Number — (360) 734-9900

Date of fiscal year end: November 30, 2016
Date of reporting period: November 30, 2016

Item 1. Annual Report.

Sextant Mutual Funds

Annual Report       November 30, 2016

Short-Term Bond	STBFX

Bond Income	SBIFX

Core	SCORX

Global High Income	SGHIX

Growth	SSGFX

International	SSIFX

Average Annual Total Returns as of December 31, 2016	1 Year	3 Year	5 Year	10 Year	Expense Ratio¹

Sextant Short-Term Bond Fund	1.47%	1.16%	0.91%	2.38%	1.21%
Citigroup Gov./Corp. Inv. Grade Index 1-3 Years	1.25%	0.85%	0.88%	2.42%	n/a

Sextant Bond Income Fund	3.91%	3.62%	2.52%	4.20%	1.03%
Citigroup Broad Investment Grade Bond Index	2.66%	3.01%	2.22%	4.42%	n/a

Sextant Core Fund	4.22%	1.84%	4.41%	n/a	1.02%
Dow Jones Moderate US Portfolio Index	7.68%	3.88%	7.37%	5.07%	n/a

Sextant Global High Income Fund	19.54%	2.37%	n/a	n/a	1.06%
S&P Global 1200 Index	8.87%	4.43%	10.90%	4.50%	n/a

Sextant Growth Fund	-0.46%	3.35%	10.41%	5.13%	0.90%
S&P 500 Index	11.96%	8.87%	14.64%	6.94%	n/a

Sextant International Fund	7.11%	-0.87%	2.51%	1.95%	1.05%
MSCI EAFE Index	1.51%	-1.15%	7.01%	1.22%	n/a

Performance data quoted above represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-800-728-8762 or visiting www.sextantfunds.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Funds that invest in foreign securities may involve greater risk, including political and economic uncertainties of foreign countries as well as the risk of currency fluctuations.

A note about risk: Please see Notes to Financial Statements beginning on page 51 for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see the Fund's prospectus or each Fund's summary prospectus.

A Fund's 30-Day Yield, sometimes referred to as "standardized yield" or "SEC yield," is expressed as an annual percentage rate using a method of calculation adopted by the Securities and Exchange Commission (SEC). The 30-Day Yield provides an estimate of a Fund's investment income rate, but may not equal the actual income distribution rate.

¹ By regulation, expense ratios shown in this table are as stated in the Funds' most recent prospectus, which is dated March 29, 2016, and incorporate results for the fiscal year ended November 30, 2015. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different periods. Also by regulation, the performance in this table represents the most recent quarter-end performance rather than performance through the Funds' most recent fiscal period.

The S&P 500 Index is an index comprised of 500 widely held common stocks considered to be representative of the US stock market in general. The MSCI EAFE Index is an international index focused on Europe, Australasia, and the Far East. The S&P Global 1200 Index is a global stock market index covering nearly 70% of the world's equity markets. The Bloomberg Global High Yield Corporate Bond Index is a rules-based, market-value weighted index engineered to measure the non-investment grade, fixed-rate, taxable, global corporate bond market. The Dow Jones Moderate Portfolio Index is a broad-based index of stock and bond prices. The Citi USBIG Govt/Corp Index 1-3 Year is a broad-based index of shorter-term investment grade US government and corporate bond prices. The Citi US Broad Investment-Grade Bond Index is a broad-based index of medium and long-term investment grade bond prices. Investors cannot invest directly in the indices.

Please consider an investment's objectives, risks, charges, and expenses carefully before investing. To obtain this and other important information about the Sextant Funds in a prospectus or summary prospectus, ask your financial advisor, visit www.sextantfunds.com, or call toll-free 1-800-728-8762. Please read the prospectus or summary prospectus carefully before investing.

2	November 30, 2016	Annual Report

Fellow Shareowners:

During 2016 voters around the world hit out against globalization and liberal trade as nationalistic and populist forces ascended in the United States, Europe, and Asia. Stock markets smiled, however, gaining nicely almost everywhere but China, which we avoid as it's too opaque. For the Sextant Funds' fiscal year ended November 30, 2016, the S&P 500 stock index provided a total return of 8.06%. Four funds bested their benchmarks (often replicated in passive portfolios) for the fiscal year, led by the outstanding results of Sextant Global High Income and solid performance of Sextant International. Our traditional, investment-grade bond funds, Sextant Bond Income and Sextant Short-Term Bond, also outperformed. Sextant Growth and Sextant Core were below their benchmarks, and new managers have taken over these portfolios.

Assets of four of the six Sextant Funds increased over the past 12 months, and overall assets of the Funds now total $132 million. To help lower expenses, the Board of Trustees lowered management fees in March 2015. While the relatively small sizes of the Sextant Funds make it harder to minimize fixed operating expenses, the Funds' annualized expense ratios during the period were in the range of 0.75% to 1.04%.

Low operating expenses are more necessary than ever in today's competitive mutual fund universe. To further lower expenses, the Trustees agreed in December to seek ways to terminate the 12b-1 fee distribution expense on fund shares.

Morningstar Awards Sextant Top Sustainability Ratings

The Morningstar Sustainability Rating™ for funds premiered last March, giving investors around the world a way to compare fund portfolios based on a standardized measure of sustainability. These ratings are calculated using fund holdings data underpinned with company-level environmental, social, and governance (ESG) information from Sustainalytics, a leading provider of ESG research. Investors are cautioned, however, that more than 100 vendors offer "sustainable" investments data, and that no single global measurement yet prevails. While the Sextant Funds do not have specific sustainability mandates, our Funds fared very well. See page 5 for the details.

Going Forward

Since the election of Donald Trump, the economic outlook has brightened and stock markets have rallied. Republican control of the executive, the legislative, and within months the judiciary branches of the US government means many changes. The Affordable Care Act, a financial failure, will be greatly revised as Medicare and Medicaid get redesigned. Federal tax rates and tax deductions will be cut. Interest rates are higher and likely to rise, rewarding savers while reflecting higher inflationary expectations. Capital spending and domestic manufacturing will increase as various barriers to trade slip into place. A federal cabinet of businessmen and generals is replacing Washington bureaucrats.

Domestic financial markets will continue up only if real government change is experienced during the spring. We will continue to invest in innovative companies with strong business advantages and balance sheets. We aim to avoid companies dependent on government spending and the regions and countries that will be hurt the most in austerity.

(photo omitted)

Annual Report	November 30, 2016	3

Turbulent times also create opportunity, and we seek entrepreneurial companies that can grow profits. Indeed, equity investors are optimistic that growing corporate earnings mean they will be rewarded.

The US has ended its stimulative bond-buying programs, but Europe and Japan continue similar efforts. The long-expected transition to higher interest rates has begun, and yields across the bond ladder have jumped in the last two months.

Going forward, the Sextant Funds continue to offer investors a broad mix of investment vehicles: growth equities, international exposure, and a blended portfolio, plus global high income, short-term, and long-term fixed income options. This array of portfolios serves our investors in both bull and bear markets by seeking to provide steady, long-term growth with a focus on preservation of capital. Please review the following pages for more in-depth information about each Fund.

Respectfully,

(photo omitted)

Nicholas Kaiser,
President & Portfolio Manager

(photo omitted)

John E. Love,
Independent Board Chairman

Sextant Funds Portfolio Management
(photo omitted)	Nicholas Kaiser MBA, CFA® Sextant International Fund Portfolio Manager	(photo omitted)	Phelps McIlvaine Sextant Short-Term Bond Fund Sextant Bond Income Fund Sextant Core Fund Portfolio Manager
(photo omitted)	Scott Klimo CFA® Sextant Growth Fund Portfolio Manager Sextant International Fund Deputy Portfolio Manager	(photo omitted)	Bryce Fegley CFA®, CIPM® Sextant Global High Income Fund Portfolio Manager
(photo omitted)	Patrick Drum MBA, CFA®, CFP® Sextant Short-Term Bond Fund Sextant Bond Income Fund Sextant Global High Income Fund Deputy Portfolio Manager	(photo omitted)	Tyler Howard MBA, CFA® Sextant Growth Fund Deputy Portfolio Manager
		(photo omitted)	Christopher Paul MBA, CFA® Sextant Core Fund Portfolio Manager

4	November 30, 2016	Annual Report

Morningstar Sustainability Ratings™

(unaudited)	As of November 30, 2016

At Saturna Capital, we describe ourselves as value and values-based investors. We believe our approach improves the likelihood of achieving superior investment results over the long term. Our approach also leads to investment portfolios we can be proud of from the perspective of Environmental, Social, and Governance (ESG) issues. Morningstar recently partnered with leading ESG research firm Sustainalytics to develop the Morningstar Sustainability Rating™ — here are Sextant Funds' recent results:

Sextant International Fund	Sextant Core Fund
SSIFX	SCORX
7th percentile among 621 Foreign Large Blend Funds	2nd percentile among 710 Allocation 50%-70% Equity Funds

Sextant Short-Term Bond Fund	Sextant Growth Fund
STBFX	SSGFX
4th percentile among 447 Short-Term Bond Funds	9th percentile among 1,308 Large Growth Funds

Sextant Global High Income Fund	The Sextant Bond Income Fund has not yet received a Morningstar Sustainability Rating.
SGHIX
91st percentile among 405 World Allocation Funds

The Morningstar Sustainability Rating™ gives investors across the globe a way to compare fund portfolios based on a standard measure of sustainability. The rating is a holdings-based calculation using company-level environmental, social, and governance (ESG) analytics from Sustainalytics.

The Morningstar Sustainability Rating and the Morningstar Portfolio Sustainability Score are not based on fund performance and are not equivalent to the Morningstar Rating ("Star Rating").

© 2016 Morningstar®. All rights reserved. Morningstar, Inc. is an independent fund performance monitor. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Morningstar Sustainability Ratings and Portfolio Sustainability Scores are as of November 30, 2016. The Morningstar Sustainability Rating™ is intended to measure how well the issuing companies of the securities within a fund's portfolio are managing their environmental, social, and governance ("ESG") risks and opportunities relative to the fund's Morningstar category peers. The Morningstar Sustainability Rating calculation is a two-step process. First, each fund with at least 50% of assets covered by a company-level ESG score from Sustainalytics receives a Morningstar Portfolio Sustainability Score™.The Morningstar Portfolio Sustainability Score is an asset-weighted average of normalized company-level ESG scores with deductions made for controversial incidents by the issuing companies, such as environmental accidents, fraud, or discriminatory behavior. The Morningstar Sustainability Rating is then assigned to all scored funds within Morningstar Categories in which at least ten (10) funds receive a Portfolio Sustainability Score and is determined by each fund's rank within the following distribution: High (highest 10%), Above Average (next 22.5%), Average (next 35%), Below Average (next 22.5%), and Low (lowest 10%). The Morningstar Sustainability Rating is depicted by globe icons where High equals 5 globes and Low equals 1 globe. A Sustainability Rating is assigned to any fund that has more than half of its underlying assets rated by Sustainalytics and is within a Morningstar Category with at least 10 scored funds; therefore, the rating it is not limited to funds with explicit sustainable or responsible investment mandates. Morningstar updates its Sustainability Ratings monthly. Portfolios receive a Morningstar Portfolio Sustainability Score and Sustainability Rating one month and six business days after their reported as-of date based on the most recent portfolio. As part of the evaluation process, Morningstar uses Sustainalytics' ESG scores from the same month as the portfolio as-of date.

The Funds were rated on the following percentages of Assets Under Management:

Sextant International Fund	86%
Sextant Core Fund	70%
Sextant Short-Term Bond Fund	60%
Sextant Growth Fund	95%
Sextant Global High Income Fund	57%

The Morningstar Portfolio Sustainability Scores and Morningstar Sustainability Ratings are new. The Fund's portfolio is actively managed and is subject to change, which may result in a different Morningstar Sustainability Score and Rating.

% Rank in Category is the fund's percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

Annual Report	November 30, 2016	5

Average Annual Total Returns as of November 30, 2016	1 Year	3 Year	5 Year	10 Year	Expense Ratio¹

Sextant Short-Term Bond Fund	1.06%	0.89%	0.87%	2.34%	1.21%
Citi USBIG Govt/Corp 1-3 Year Index	1.05%	0.80%	0.89%	2.42%	n/a

Sextant Bond Income Fund	2.91%	3.23%	2.68%	4.06%	1.03%
Citi US Broad Investment-Grade Bond Index	2.20%	2.78%	2.42%	4.35%	n/a

Sextant Core Fund	1.78%	1.80%	4.36%	n/a	1.02%
Dow Jones Moderate US Portfolio Index	5.39%	3.88%	7.27%	5.02%	n/a

Sextant Global High Income Fund	13.72%	2.13%	n/a	n/a	1.06%
S&P Global 1200 Index	4.51%	4.26%	10.39%	4.49%	n/a

Sextant Growth Fund	-3.22%	3.72%	10.21%	5.05%	0.90%
S&P 500 Index	8.06%	9.05%	14.43%	6.88%	n/a

Sextant International Fund	0.49%	-1.12%	1.79%	2.03%	1.05%
MSCI EAFE Index	-3.17%	-1.77%	6.09%	1.19%	n/a

Performance data quoted above represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-800-728-8762 or visiting www.sextantfunds.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Funds that invest in foreign securities may involve greater risk, including political and economic uncertainties of foreign countries as well as the risk of currency fluctuations.

¹ By regulation, expense ratios shown in this table are as stated in the Funds' most recent prospectus, which is dated March 29, 2016, and incorporate results for the fiscal year ended November 30, 2015. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different periods.

6	November 30, 2016	Annual Report

Sextant Short-Term Bond Fund

Performance Summary (unaudited)

Average Annual Total Returns as of November 30, 2016
	1 Year	5 Year	10 Year	Expense Ratio¹
Sextant Short-Term Bond Fund	1.06%	0.87%	2.34%	1.21%
Citigroup Gov./Corp. Inv. Grade Index 1-3 Years	1.05%	0.89%	2.42%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 30, 2006, to an identical amount invested in the Citi USBIG Govt/Corp 1-3 Year Index, a broad-based index of shorter-term investment grade US government and corporate bond prices. The graph shows that an investment in the Fund would have risen to $12,599 versus $12,702 in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, the expense ratio shown in this table is as stated in the Fund's most recent prospectus which is dated March 29, 2016, and incorporates results for the fiscal year ended November 30, 2015, before fee waivers. The actual expense ratio, shown in the most recent prospectus after fee waivers was 0.75%. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The objectives of the Short-Term Bond Fund are capital preservation and current income.

Top Ten Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
Adobe Systems (4.75% due 02/01/2020)	4.0%	Financials	16.4%	█
Gilead Sciences (2.55% due 09/01/2020)	3.9%	Consumer Discretionary	13.7%	█
Abbott Laboratories (4.125% due 05/27/2020)	3.8%	United States Treasury Notes	12.1%	█
Snap-On (6.70% due 03/01/2019)	3.7%	Health Care	11.6%	█
BHP Billiton Fin USA (6.50% due 4/01/2019)	3.4%	Technology	11.3%	█
Emerson Electric (4.875% due 10/15/19)	3.2%	Materials	10.7%	█
United States Treasury Note (2.25% due 07/31/2018)	3.0%	Industrials	9.0%	█
United States Treasury Note (2.00% due 09/30/2020)	2.9%	Utilities	5.4%	█
Berkshire Hathaway Finance (2.00% due 08/15/2018)	2.9%	Energy	4.8%	█
Murray Street Trust 1 – Goldman Sachs (4.647% due 03/09/2017)	2.9%	Other assets (net of liabilities)	5.0%	█

Annual Report	November 30, 2016	7

Sextant Short-Term Bond Fund

Discussion of Fund Performance (unaudited)

(photo omitted)

Fiscal Year 2016

For the fiscal year ended November 30, 2016, the Sextant Short-Term Bond Fund returned 1.06%. This annual return was below its Morningstar category peer group, which returned 1.53% during the same period. For the five years ending November 30, 2016, the Fund provided a 0.87% annualized total return versus 1.52% for its Morningstar category peer group. The Fund began and ended its fiscal year with a share price of $5.02. Net investment income, reflecting the market's low yields, declined from 1.06% to 1.05%. Fund shares outstanding rose 37%. Fund assets also increased 37%. The Fund's 30-day yield was 0.75%, and its unsubsidized 30-day yield was 0.23%. Reflecting Saturna Capital's voluntary subsidies to cap operating expenses, the Fund's effective expense ratio remained at 0.75%.

Factors Affecting Past Performance

The US Federal Reserve Bank waited a year to increase the Federal Funds rate target, finally convinced by improving employment, home prices, car sales, and inflation. The five-year US Treasury yield eventually rose 0.15%, and the 30-year US Treasury yield fell -0.05%. The Personal Consumption Expenditure Index increased slightly to 1.94% year-over-year near the Federal Reserve's current 2% target.

Despite the 2016 increase in global bond yields, the absolute level of yields remained deeply inadequate for individual, institutional, and government savers, leading to outperformance for income replacement bonds like long duration high-yield paper. Modest increases in corporate earnings maintained corporate credit quality even as debt levels continued to rise. The tax-exempt municipal bond sector suffered characteristic underperformance when fiscal policies promoting lower corporate and personal income tax rates and fewer income tax exemptions became popular. China and Japan repatriated significant foreign exchange reserves previously invested in US Treasury securities leading to a pronounced decline in US Treasury bond prices. Global investment-grade bonds performed handsomely in the first nine months of 2016, but the surge of the US dollar late in the year significantly reduced this outperformance. The Short-Term Bond Fund focused on high-grade US corporate taxable paper with limited duration and therefore had less exposure to some weak areas. The Fund was limited by prospectus from investing in some of the stronger asset classes.

The average dollar-weighted maturity of the portfolio intentionally declined to 1.7 years, allowing the Fund to reinvest more quickly. The move is appropriate for a period of firming central bank policy.

Looking Forward

Central banks have fully explored their monetary powers and are now as likely to reduce accommodative programs as expand them. Central bank bond market intervention will continue in Europe, China, and Japan, depressing yields and currency values for another year. However, US investors will have more influence in the determination of yields and spreads. The normalization of the US bond market will continue for a second year. This should be welcome news for bond investors who may now earn more rational real returns for the risks they assume even while nominal yields remain close to historic lows.

Currencies will continue to be a major influence on bond returns. Large currency devaluations, either intentional or uncontrolled, can lead to rising local inflation and higher currency-centric interest rates as in Venezuela, Russia, South Africa, and Brazil. However, these sovereign conditions will continue to be domestic, not global, concerns. For debtors with weak revenue and balance sheets, or a negative balance of payments, borrowing costs may rise. Regional geopolitical concerns may boost risk premiums as well.

US dollar bond yields are among the highest in the world and are backed by a strong US dollar. The structural demand for bonds from retirees continues to expand. US inflation expectations will remain anchored by a strong US dollar even as the deflationary impact of weak commodity prices declines. Crisis-driven government deficit spending and borrowing is giving way to greater fiscal discipline and slowing bond issuance. As inflation continues to slow, rising real yields in the long end of the market offer additional appeal.

We will strive to maintain the high overall credit quality of the portfolio. While the risk/return profile of lower rated paper has improved, the less liquid nature of lower rated paper is a new concern.

Considering the volatile price corrections in currency, real estate, commodity, and equity markets over the last 10 years, the relatively stable return of a diversified portfolio of short-term investment grade bonds may bolster your conviction to stay fully invested and help you earn higher returns over longer holding periods.

Management Fee Calculations

The Sextant Short-Term Bond Fund calculates the performance part of its management fee by comparing the Fund's return to the average return of Morningstar's™ "Short-Term Bond" category. The Fund's 12-month return (1.06%) was less than 1% percent below the Morningstar™ category average of 1.53% at month-end November 30, 2016. Therefore, the basic annual management fee of 0.50% remained unchanged for the month of December 2016. Note that the management fee is partially waived due to the adviser's voluntary cap on total Fund expenses.

8	November 30, 2016	Annual Report

Sextant Short-Term Bond Fund

Schedule of Investments				As of November 30, 2016
Corporate Bonds — 82.9%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Consumer Discretionary

American Honda	1.50% due 09/11/2017	$250,000	$250,522	2.4%
Cintas No. 2	6.125% due 12/01/2017	270,000	281,925	2.7%
International Game Technology	7.50% due 06/15/2019	250,000	273,125	2.7%
Snap-On	6.70% due 03/01/2019	350,000	386,101	3.7%
Toyota Motor Credit	1.25% due 10/05/2017	226,000	226,111	2.2%

		1,346,000	1,417,784	13.7%

Energy

Enbridge	5.60% due 04/01/2017	200,000	202,495	2.0%
Statoil	5.25% due 04/15/2019	274,000	295,289	2.8%

		474,000	497,784	4.8%

Financials

Berkshire Hathaway Finance	2.00% due 08/15/2018	300,000	302,672	2.9%
BNP Paribas	2.375% due 09/14/2017	250,000	251,667	2.5%
Broadridge Financial	6.125% due 06/01/2017	275,000	280,869	2.7%
General Electric Capital	5.625% due 09/15/2017	250,000	258,669	2.5%
Jeffries Group	8.50% due 07/15/2019	265,000	301,413	2.9%
Murray Street Trust 1 – Goldman Sachs	4.647% due 03/09/2017	300,000	302,331	2.9%

		1,640,000	1,697,621	16.4%

Health Care

Abbott Laboratories	4.125% due 05/27/2020	375,000	394,127	3.8%
AbbVie	2.50% due 05/14/2020	250,000	249,416	2.4%
AstraZeneca	2.375% due 11/16/2020	155,000	154,443	1.5%
Gilead Sciences	2.55% due 09/01/2020	400,000	402,799	3.9%

		1,180,000	1,200,785	11.6%

Industrials

ABB Finance	1.625% due 05/08/2017	250,000	250,518	2.4%
Burlington Northern Santa Fe	5.65% due 05/01/2017	200,000	203,649	2.0%
Emerson Electric	4.875% due 10/15/19	310,000	335,912	3.2%
Union Pacific	7.875% due 01/15/2019	127,000	142,339	1.4%

		887,000	932,418	9.0%

Materials

Air Products & Chemicals	1.20% due 10/15/2017	250,000	250,021	2.4%
BHP Billiton Fin USA	6.50% due 4/01/2019	315,000	347,329	3.4%
Potash	3.25% due 12/01/2017	250,000	253,750	2.5%
Sherwin Williams	1.35% due 12/15/2017	250,000	249,975	2.4%

		1,065,000	1,101,075	10.7%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2016	9

Schedule of Investments				As of November 30, 2016
Corporate Bonds — 82.9%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Technology

Adobe Systems	4.75% due 02/01/2020	$379,000	$407,574	4.0%
Lexmark	6.65% due 06/01/2018	275,000	289,307	2.8%
Oracle	5.75% due 04/15/2018	250,000	264,500	2.6%
Xilinx	2.125% due 03/15/2019	200,000	200,476	1.9%

		1,104,000	1,161,857	11.3%

Utilities

Georgia Power	5.70% due 06/01/2017	250,000	255,479	2.5%
LaClede Gas	2.00% due 08/15/2018	300,000	299,645	2.9%

		550,000	555,124	5.4%

Total Corporate Bonds		8,246,000	8,564,448	82.9%

Government Bonds — 12.1%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

United States Treasury Notes

United States Treasury Note	2.50% due 06/30/2017	143,000	144,464	1.4%
United States Treasury Note	2.75% due 12/31/2017	142,000	144,762	1.4%
United States Treasury Note	2.625% due 01/31/2018	141,000	143,704	1.4%
United States Treasury Note	2.25% due 07/31/2018	300,000	305,883	3.0%
United States Treasury Note	2.75% due 02/15/2019	200,000	206,750	2.0%
United States Treasury Note	2.00% due 09/30/2020	300,000	303,820	2.9%

		1,226,000	1,249,383	12.1%

Total investments	(Cost = $9,847,459)	$9,472,000	9,813,831	95.0%
Other assets (net of liabilities)			512,567	5.0%
Total net assets			$10,326,398	100.0%

Bond Quality Diversification			(unaudited)
% of Total Net Assets
Rated "Aaa"	12.1%	█
Rated "Aa2"	2.5%	█
Rated "Aa3"	5.0%	█
Rated "A1"	13.8%	█
Rated "A2"	14.5%	█
Rated "A3"	27.6%	█
Rated "Baa1"	6.7%	█
Rated "Baa2"	4.4%	█
Rated "Baa3"	5.7%	█
Rated "Ba2"	2.7%	█
Other assets (net of liabilities)	5.0%	█

Credit ratings are determined by Moody's Investors Service, a Nationally Recognized Statistical Rating Organization. If Moody's does not rate a particular security, that security is categorized as not rated.

10	November 30, 2016	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Short-Term Bond Fund

Statement of Assets and Liabilities
As of November 30, 2016

Assets
Investments in securities, at value (Cost $9,847,459)	$9,813,831
Cash	753,377
Interest receivable	112,806
Receivable for Fund shares sold	5,517
Reimbursement due from adviser	407
Total assets	10,685,938
Liabilities
Payable for security purchases	351,350
Accrued expenses	3,898
Payable to affiliates	3,702
Accrued distribution fees	564
Distributions payable	26
Total liabilities	359,540
Net Assets	$10,326,398

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$10,358,852
Undistributed net investment income	1,174
Unrealized net depreciation on investments	(33,628)
Net assets applicable to Fund shares outstanding	$10,326,398

Fund shares outstanding	2,055,416

Net asset value, offering, and redemption price per share	$5.02

Statement of Operations
Year ended November 30, 2016

Investment income
Interest income	$144,676
Miscellaneous income	5
Total investment income	144,681
Expenses
Investment adviser fees	40,216
Distribution fees	20,108
Filing and registration fees	15,275
Audit fees	5,176
Retirement plan custodial fees	3,680
Printing and postage	2,345
Chief Compliance Officer expenses	2,236
Trustee fees	1,739
Other expenses	1,013
Custodian fees	371
Legal fees	216
Total gross expenses	92,375
Less adviser fees waived	(31,468)
Less custodian fee credits	(371)
Net expenses	60,536
Net investment income	$84,145

Net realized gain from investments	$6,043
Net decrease in unrealized depreciation on investments	(14,623)
Net loss on investments	$(8,580)

Net increase in net assets resulting from operations	$75,565

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2016	11

Sextant Short-Term Bond Fund

Statements of Changes in Net Assets	Year ended Nov. 30, 2016	Year ended Nov. 30, 2015
Increase (decrease) in net assets from operations
From operations
Net investment income	$84,145	$82,216
Net realized gain on investments	6,043	484
Net decrease in unrealized depreciation	(14,623)	(39,199)
Net increase in net assets	75,565	43,501
Distributions to shareowners from
Net investment income	(84,169)	(82,326)
Total distributions	(84,169)	(82,326)
Capital share transactions
Proceeds from sales of shares	4,019,356	1,049,046
Value of shares issued in reinvestment of dividends	83,674	81,924
Cost of shares redeemed	(1,256,339)	(1,277,499)
Net increase (decrease) in net assets	2,846,691	(146,529)
Total increase (decrease) in net assets	2,838,087	(185,354)

Net assets
Beginning of year	7,488,311	7,673,665
End of year	10,326,398	7,488,311

Undistributed net investment income	$1,174	$1,198

Shares of the Fund sold and redeemed
Number of shares sold	796,015	208,638
Number of shares issued in reinvestment of dividends	16,602	16,293
Number of shares redeemed	(249,169)	(254,154)
Net increase (decrease) in number of shares outstanding	563,448	(29,223)

Financial Highlights	For year ended November 30,
Selected data per share of outstanding capital stock throughout each year:	2016	2015	2014	2013	2012
Net asset value at beginning of year	$5.02	$5.04	$5.05	$5.07	$5.10
Income from investment operations
Net investment income	0.05	0.05	0.06	0.06	0.07
Net gains (losses) on securities (both realized and unrealized)	0.00¹	(0.02)	(0.01)	(0.02)	(0.03)
Total from investment operations	0.05	0.03	0.05	0.04	0.04
Less distributions
Dividends (from net investment income)	(0.05)	(0.05)	(0.06)	(0.06)	(0.07)
Total distributions	(0.05)	(0.05)	(0.06)	(0.06)	(0.07)
Paid-in capital from early redemption fees	n/a	n/a	n/a	-	0.00¹

Net asset value at end of year	$5.02	$5.02	$5.04	$5.05	$5.07

Total return	1.06%	0.67%	0.94%	0.82%	0.89%

Ratios / supplemental data
Net assets ($000), end of year	$10,326	$7,488	$7,674	$7,307	$6,689
Ratio of expenses to average net assets
Before fee waivers and custodian fee credits	1.15%	1.21%	1.29%	1.14%	1.26%
After fee waivers	0.76%	0.76%	0.76%	0.76%	0.76%
After fee waivers and custodian fee credits	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income after fee waivers and custodian fee credits to average net assets	1.05%	1.06%	1.14%	1.20%	1.47%
Portfolio turnover rate	11%	13%	14%	50%	26%
¹ Amount is less than $0.01

12	November 30, 2016	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Bond Income Fund

Performance Summary (unaudited)

Average Annual Total Returns as of November 30, 2016
	1 Year	5 Year	10 Year	Expense Ratio¹
Sextant Bond Income Fund	2.91%	2.68%	4.06%	1.03%
Citigroup Broad Investment Grade Bond Index	2.20%	2.42%	4.35%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 30, 2006, to an identical amount invested in the Citi US Broad Investment-Grade Bond Index, a broad-based index of medium and long-term investment grade bond prices. The graph shows that an investment in the Fund would have risen to $14,895 versus $15,312 in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, the expense ratio shown in this table is as stated in the Fund's most recent prospectus which is dated March 29, 2016, and incorporates results for the fiscal year ended November 30, 2015, before fee waivers. The expense ratio shown in the most recent prospectus after fee waivers was 0.90%. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The objective of the Bond Income Fund is current income.

Top Ten Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
United States Treasury Bond (5.375% due 02/15/2031)	5.5%	Municipal General Obligation	15.3%	█
Apple (4.50% due 02/23/2036)	3.8%	Technology	14.4%	█
Microsoft (4.20% due 11/03/2035)	3.8%	Health Care	12.4%	█
Intel (4.00% due 12/15/2032)	3.7%	United States Treasury Bonds	11.1%	█
United States Treasury Bond (6.25% due 05/15/2030)	3.3%	Energy	8.6%	█
Cincinnati Financial (6.92% due 05/15/2028)	3.2%	Financials	8.2%	█
Puget Sound Energy (7.02% due 12/01/2027)	3.1%	Utilities	6.7%	█
Becton Dickinson (6.70% due 08/01/2028)	3.1%	Municipal Revenue	4.6%	█
Statoil (Norsk Hydro Yankee) (7.15% due 01/15/2029)	3.1%	Industrials	4.3%	█
EMC (3.375% due 06/01/2023)	3.1%	Consumer Staples	2.7%	█
		Consumer Discretionary	2.5%	█
		Foreign Government Bonds	2.2%	█
		Other industries < 2%	0.6%	█
		Other assets (net of liabilities)	6.4%	█

Annual Report	November 30, 2016	13

Sextant Bond Income Fund

Discussion of Fund Performance (unaudited)

(photo omitted)

Fiscal Year 2016

For the fiscal year ended November 30, 2016, the Sextant Bond Income Fund returned 2.91%. This annual return was less than its Morningstar category peer group, which returned 4.51% during the same period. For the five years ending November 30, 2016, the Fund provided a 2.68% annualized total return versus 5.12% for its Morningstar category peer group. The Fund began and ended its fiscal year with a share price of $5.07. Net investment income declined from 3.21% to 2.85%. Fund shares outstanding rose 21%. Fund assets also rose 21%. The Fund's 30-day yield was 2.18% and its unsubsidized 30-day yield was also 2.18%. Reflecting Saturna Capital's voluntary subsidies to cap operating expenses, the Fund's effective expense ratio declined to 0.88%.

Factors Affecting Past Performance

The US Federal Reserve Bank waited a year to increase the Federal Funds rate target, finally convinced by improving employment, home prices, car sales, and inflation. The five-year US Treasury yield eventually rose 0.15%, and the 30-year US Treasury yield fell -0.05%. The Personal Consumption Expenditure Index increased slightly to 1.94% year-over-year near the Federal Reserve's current 2% target.

Despite the 2016 increase in global bond yields, the absolute level of yields remained deeply inadequate for individual and institutional savers, leading to outperformance for income replacement bonds like long duration high-yield paper. Modest increases in corporate earnings maintained corporate credit quality even as debt levels continued to rise. China and Japan repatriated significant foreign exchange reserves previously invested in US Treasury securities leading to a pronounced decline in US Treasury bond prices. Global investment-grade bonds outperformed handsomely in the first nine months of 2016, but the surge of the US dollar late in the year significantly reduced this outperformance. The Bond Income Fund focused on high-grade US corporate taxable paper with an average dollar-weighted maturity of about 10 years. The Fund's overweight position in taxable Build America bonds detracted from overall performance.

Looking Forward

The Federal Reserve will likely increase rates by 0.50% in 2017. The Fund expects to maintain the dollar-weighted average maturity near its normal minimum of 10 years.

For eight years, the survival of heavily indebted borrowers has compelled central banks to flood economies with excess capital to avoid a deflationary retrenchment in leverage. While cheap excess capital can facilitate the refinancing and expansion of debt burdens, the burden of debt service continues to require low borrowing costs. Hyperlow and negative rates in Japan and Europe illustrate the point.

The yield curve offers guidance on the capital markets' evaluation of recent events. The US yield curve beyond the five-year maturity has been flattening for five years. While this portion of the curve initially steepened in 2016, the recent change in Federal Reserve Bank policy reversed that move. Long-term inflation expectations remain subdued. The inflationary impact of lower tax rates and deficit-funded government stimulus may be significantly reduced by the amount of debt outstanding and tighter monetary policy.

Although unlikely, the greatest risk for the US fixed-income markets in 2017 is a significant decline in the value of the US dollar. Japan, Europe, China, and Great Britain continue quantitative easing and hyperlow deposit rates. The US Federal Reserve Bank began the transition away from these policies two years ago in response to a firming economy.

While global yields have recently risen one percent, this does not mean a secular trend toward higher yields is at hand. Massive debt loads will continue to hold down economic growth, inflation, and interest rates around the world. Brexit, the stability of the European Union, leverage in China and Japan, and disinflationary currency posturing are some the concerns that still require ultra-accommodative monetary policy. In the manager's opinion, the necessary foundation supporting the ownership of high quality US dollar-denominated fixed-income securities remains intact, and investment opportunities have recently improved.

Management Fee Calculations

The Sextant Bond Income Fund calculates the performance part of its management fee by comparing the Fund's return to the return of Morningstar's™ "Long-Term Bond" category. The Fund's 12-month return of 2.91% was more than 1% but less than 2% below the Morningstar™ category average of 4.51% at month-end November 30, 2016. Therefore, the basic annual management fee of 0.50% was decreased by 0.10% to 0.40% for the month of December 2016. Note that the management fee is partially waived due to the adviser's voluntary cap on total Fund expenses.

14	November 30, 2016	Annual Report

Sextant Bond Income Fund

Schedule of Investments				As of November 30, 2016
Corporate Bonds — 60.4%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

Consumer Discretionary

VF	6.00% due 10/15/2033	$200,000	$238,079	2.5%

		200,000	238,079	2.5%

Consumer Staples

Unilever Capital	5.90% due 11/15/2032	200,000	262,044	2.7%

		200,000	262,044	2.7%

Energy

Baker Hughes	6.875% due 01/15/2029	100,000	121,075	1.3%
Canadian Natural Resources	6.45% due 06/30/2033	225,000	243,192	2.5%
ConocoPhillips	6.00% due 01/15/2020	150,000	165,934	1.7%
Statoil (Norsk Hydro Yankee)	7.15% due 01/15/2029	224,000	299,059	3.1%

		699,000	829,260	8.6%

Financials

Affiliated Managers Group	3.50% due 08/01/2025	250,000	236,898	2.4%
Cincinnati Financial	6.92% due 05/15/2028	250,000	312,112	3.2%
UBS Stamford CT	7.75% due 09/01/2026	200,000	251,344	2.6%

		700,000	800,354	8.2%

Health Care

Becton Dickinson	6.70% due 08/01/2028	240,000	299,590	3.1%
Johnson & Johnson	4.95% due 05/15/2033	226,000	264,232	2.7%
Merck & Co. (Schering)	6.50% due 12/01/2033	215,000	279,644	2.9%
Pharmacia	6.50% due 12/01/2018	100,000	109,582	1.1%
Teva Pharmaceutical	3.65% due 11/10/2021	250,000	252,398	2.6%

		1,031,000	1,205,446	12.4%

Industrials

Boeing	6.125% due 02/15/2033	215,000	275,962	2.9%
Deere & Co.	8.10% due 05/15/2030	95,000	139,129	1.4%

		310,000	415,091	4.3%

Materials

Air Products & Chemicals	8.75% due 04/15/2021	50,000	60,279	0.6%

		50,000	60,279	0.6%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2016	15

Sextant Bond Income Fund

Schedule of Investments				As of November 30, 2016
Corporate Bonds — 60.4%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

Technology

Apple	4.50% due 02/23/2036	$350,000	$372,233	3.8%
EMC	3.375% due 06/01/2023	330,000	297,974	3.1%
Intel	4.00% due 12/15/2032	360,000	363,969	3.7%
Microsoft	4.20% due 11/03/2035	350,000	365,188	3.8%

		1,390,000	1,399,364	14.4%

Utilities

Entergy Louisiana	5.40% due 11/01/2024	200,000	229,192	2.3%
Florida Power & Light	5.95% due 10/01/2033	100,000	124,131	1.3%
Puget Sound Energy	7.02% due 12/01/2027	237,000	300,429	3.1%

		537,000	653,752	6.7%

Total Corporate Bonds		5,117,000	5,863,669	60.4%

Government Bonds — 13.3%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

Foreign Government Bonds

Quebec Canada Yankee	7.125% due 02/09/2024	175,000	219,307	2.2%

		175,000	219,307	2.2%

United States Treasury Bonds

United States Treasury Bond	6.25% due 05/15/2030	225,000	320,282	3.3%
United States Treasury Bond	5.375% due 02/15/2031	400,000	535,953	5.5%
United States Treasury Bond	5.25% due 02/15/2029	170,000	218,782	2.3%

		795,000	1,075,017	11.1%

Total Government Bonds		970,000	1,294,324	13.3%

Municipal Bonds — 19.9%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

General Obligation

Blaine Co. ID SCD #61 Hailey	5.25% due 08/01/2020	250,000	272,467	2.8%
Dell Rapids SCD 49-3	6.257% due 01/15/2030	200,000	226,394	2.3%
Dupage Co. IL SCD #502	5.50% due 01/01/2026	150,000	159,593	1.6%
Idaho Hsg. & Fin. GARVEE BAB A-2	5.379% due 07/15/2020	180,000	194,717	2.0%
Milan Co. MI Area Schools	6.45% due 05/01/2024	150,000	163,628	1.7%
San Marcos Texas ULTD GO BAB	6.028% due 08/15/2030	200,000	219,746	2.3%
Springville UT GO BAB	5.30% due 05/01/2031	240,000	249,866	2.6%

		1,370,000	1,486,411	15.3%

Continued on next page.

16	November 30, 2016	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Bond Income Fund

Schedule of Investments				As of November 30, 2016
Municipal Bonds — 19.9%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

Revenue

Johnson Co. KS Bldg. Ls./Pr. REV. BAB	4.60% due 09/01/2026	$250,000	$254,663	2.6%
Oklahoma City Fin. Auth. Ed. Lease Rev.	6.60% due 09/01/2022	160,000	187,235	2.0%

		410,000	441,898	4.6%

Total Municipal Bonds		1,780,000	1,928,309	19.9%

Total investments	(Cost = $8,951,758)	$7,867,000	9,086,302	93.6%
Other assets (net of liabilities)			617,036	6.4%
Total net assets			$9,703,338	100.0%

Bond Quality Diversification			(unaudited)
% of Total Net Assets
Rated "Aaa"	20.2%	█
Rated "Aa1"	7.1%	█
Rated "Aa2"	6.3%	█
Rated "Aa3"	3.1%	█
Rated "A1"	10.4%	█
Rated "A2"	12.3%	█
Rated "A3"	8.1%	█
Rated "Baa1"	1.3%	█
Rated "Baa2"	10.0%	█
Rated "Baa3"	2.5%	█
Rated "Ba2"	3.1%	█
Not rated	9.2%	█
Other assets (net of liabilities)	6.4%	█

Credit ratings are determined by Moody's Investors Service, a Nationally Recognized Statistical Rating Organization. If Moody's does not rate a particular security, that security is categorized as not rated.

The accompanying notes are an integral part of these financial statements.	November 30, 2016	Annual Report	17

Sextant Bond Income Fund

Statement of Assets and Liabilities
As of November 30, 2016

Assets
Investments in securities, at value (Cost $8,951,758)	$9,086,302
Cash	526,797
Interest receivable	112,302
Receivable for Fund shares sold	2,762
Prepaid filing and registration fees	1,816
Insurance reserve premium	400
Total assets	9,730,379
Liabilities
Payable for Fund shares redeemed	14,376
Payable to affilliates	6,784
Accrued audit expenses	5,000
Accrued distribution fees	537
Accrued other expenses	179
Accrued trustee expenses	165
Total liabilities	27,041
Net assets	$9,703,338

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	9,616,991
Accumulated net realized loss	(48,197)
Unrealized net appreciation on investments	134,544
Net assets applicable to Fund shares outstanding	$9,703,338

Fund shares outstanding	1,915,479

Net asset value, offering, and redemption price per share	$5.07

Statement of Operations
Year ended November 30, 2016

Investment income
Interest income	$335,998
Miscellaneous income	1
Total investment income	335,999
Expenses
Investment adviser fees	37,913
Distribution fees	22,476
Filing and registration fees	14,527
Audit fees	5,504
Retirement plan custodial fees	2,733
Chief Compliance Officer expenses	2,326
Printing and postage	2,247
Trustee fees	1,882
Other expenses	983
Custodian fees	412
Legal fees	161
Total gross expenses	91,164
Less adviser fees waived	(11,200)
Less custodian fee credits	(412)
Net expenses	79,552
Net investment income	$256,447

Net realized loss from investments	($27,730)
Net decrease in unrealized appreciation on investments	(60,674)
Net loss on investments	($88,404)

Net increase in net assets resulting from operations	$168,043

18	November 30, 2016	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Bond Income Fund

Statements of Changes in Net Assets	Year ended Nov. 30, 2016	Year ended Nov. 30, 2015
Increase (decrease) in net assets from operations
From operations
Net investment income	$256,447	$263,978
Net realized gain (loss) on investments	(27,730)	1,250
Net decrease in unrealized appreciation	(60,674)	(311,261)
Net increase (decrease) in net assets	168,043	(46,033)
Distributions to shareowners from
Net investment income	(256,646)	(264,141)
Capital share transactions
Proceeds from sales of shares	2,893,733	740,349
Value of shares issued in reinvestment of dividends	256,111	262,643
Cost of shares redeemed	(1,355,942)	(661,368)
Net increase in net assets	1,793,902	341,624
Total increase in net assets	1,705,299	31,450

Net assets
Beginning of year	7,998,039	7,966,589
End of year	9,703,338	7,998,039

Shares of the Fund sold and redeemed
Number of shares sold	549,472	141,527
Number of shares issued in reinvestment of dividends	49,249	50,545
Number of shares redeemed	(260,805)	(127,717)
Net increase in number of shares outstanding	337,916	64,355

Financial Highlights	For year ended November 30,
Selected data per share of outstanding capital stock throughout each year:	2016	2015	2014	2013	2012
Net asset value at beginning of year	$5.07	$5.26	$5.05	$5.41	$5.19
Income from investment operations
Net investment income	0.15	0.17	0.16	0.17	0.17
Net gains (losses) on securities (both realized and unrealized)	0.00¹	(0.19)	0.21	(0.36)	0.22
Total from investment operations	0.15	(0.02)	0.37	(0.19)	0.39
Less distributions
Dividends (from net investment income)	(0.15)	(0.17)	(0.16)	(0.17)	(0.17)
Total distributions	(0.15)	(0.17)	(0.16)	(0.17)	(0.17)
Paid-in capital from early redemption fees	n/a	n/a	n/a	-	-

Net asset value at end of year	$5.07	$5.07	$5.26	$5.05	$5.41

Total return	2.91%	(0.47)%	7.40%	(3.59)%	7.64%

Ratios / supplemental data
Net assets ($000), end of year	$9,703	$7,998	$7,967	$7,117	$7,922
Ratio of expenses to average net assets
Before fee waivers and custodian fee credits	1.01%	1.03%	1.27%	1.12%	1.36%
After fee waivers	0.89%	0.90%	0.91%	0.90%	0.91%
After fee waivers and custodian fee credits	0.88%	0.90%	0.90%	0.89%	0.90%
Ratio of net investment income after fee waivers and custodian fee credits to average net assets	2.85%	3.21%	3.07%	3.23%	3.23%
Portfolio turnover rate	11%	4%	13%	8%	6%
¹ Amount is less than $0.01

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2016	19

Sextant Core Fund

Performance Summary (unaudited)

Average Annual Total Returns as of November 30, 2016
	1 Year	5 Year	10 Year	Expense Ratio¹
Sextant Core Fund²	1.78%	4.36%	n/a	1.02%
Dow Jones Moderate US Portfolio Index	5.39%	7.27%	5.02%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on March 30, 2007 (the Fund's inception), to an identical amount invested in the Dow Jones Moderate US Portfolio Index, a broad-based index of stock and bond prices. The graph shows that an investment in the Fund would have risen to $13,888 versus $15,904 in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, the expense ratio shown in this table is as stated in the Fund's most recent prospectus, which is dated March 29, 2016, and incorporates results for the fiscal year ended November 30, 2015. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

² The Sextant Core Fund began operations on March 30, 2007.

Fund Objective

The objectives of the Core Fund are long-term appreciation and capital preservation.

Portfolio Diversification
	% of Total Net Assets
Sectors	Equity	Fixed Income
Communications	2.9%	5.9%
Consumer Discretionary	3.9%	4.1%
Consumer Staples	7.5%	n/a
Energy	3.6%	1.2%
Financials	8.9%	8.1%
Foreign Government Bonds	n/a	4.6%
Government Bonds	n/a	2.9%
Health Care	6.5%	4.2%
Industrials	4.4%	n/a
Materials	5.1%	1.2%
Municipal General Obligation	n/a	3.9%
Municipal Revenue	n/a	2.6%
Technology	10.9%	1.2%
Utilities	1.7%	n/a
Total	55.4%	39.9%

Top Ten Holdings
% of Total Net Assets
Gilead Sciences (3.70% due 04/01/2024)	3.0%
Unites States TreasuryNote (2.00% due 11/30/2022)	2.9%
Republic of Chile (3.875% due 08/05/2020)	2.5%
Lowe's	2.5%
Vodafone(4.625% due 07/15/2018)	2.4%
Jefferies Group (5.125% due 04/13/2018)	2.4%
Nestle ADS	2.4%
Honeywell International	2.3%
Bellsouth Capital Funding (7.875% due 02/15/2030)	2.2%
RPM International	2.2%

Asset Allocation
% of Total Net Assets
Equity Securities	55.4%	█
Fixed Income Securities	39.9%	█
Other assets (net of liabilities)	4.7%	█

20	November 30, 2016	Annual Report

Sextant Core Fund

Discussion of Fund Performance (unaudited)

(photo omitted)

(photo omitted)

Fiscal Year 2016

Fiscal 2016 began with the S&P 500 index posting declines in each of the first three months. During this period, the Sextant Core Fund performed in line with its benchmarks and then continued to do so over the second three months as the markets rallied. Divergence from the benchmark began in August as company-specific issues emerged and widened in September with sector issues. The Fund's one-year return of 1.78% for the fiscal year ended November 30 was below the benchmark Dow Jones Moderate Portfolio Index return of 5.39% for the same period.

Factors Affecting Past Performance

Equities

The Sextant Core Fund's mandate allocates a 60% weight in equity securities, with two-thirds being US-domiciled companies and one-third foreign-domiciled. The Fund's average equity allocation for the year was 58%. The largest allocation, Health Care, detracted the most from portfolio performance as drug pricing became an election issue. Industrials and Information Technology were the primary return contributors throughout the year. Following the election, our holdings in the Financials sector helped performance, although not to the level of the benchmark.

Fixed Income

Consistent job growth, higher home prices, good car sales, and rising inflation finally convinced the US Federal Reserve to raise its target rate by 0.25%. The Personal Consumption Expenditure Index rose slightly to 1.94% year-over-year, close to the Fed's 2% target. The five-year US Treasury yield ended the period 0.15% higher, while the 30-year US Treasury yield fell -0.05%.

Despite the 2016 increase in yields, the absolute level of yields remains inadequate for savers. The yield famine created continued outperformance for long duration high-yield bonds. Modest increases in corporate earnings maintained corporate credit quality even as debt levels continued to rise. The tax-exempt municipal bond sector suffered characteristic underperformance as fiscal policy discussions promoting lower tax rates and fewer tax exemptions arose in Washington, D.C. China and Japan repatriated significant foreign exchange reserves previously invested in US Treasury securities, leading to a pronounced decline in US Treasury bond prices. Global investment-grade bonds outperformed handsomely in the first nine months of 2016, but the surge of the US dollar significantly reduced this outperformance. The Core Fund portfolio focused on high-grade US corporate taxable paper with average dollar-weighted maturity of about six years.

Looking Forward

Management of the Fund was reassigned at the end of fiscal year 2016. With regards to the equity portion of the Fund, we will maintain the 60% allocation, increase the number of positions, increase the average market capitalization of those positions, and emphasize the Fund's value and income characteristics. This transition will occur opportunistically. Turnover may temporarily elevate with these changes but remain within family's low turnover history.

In the fixed-income portion of the Fund, we expect to maintain the dollar-weighted average maturity near six years. The Federal Reserve will likely increase rates by 0.50% in 2017. Long-term inflation expectations remain subdued. The greatest risk for the US fixed-income markets in 2017 is a significant decline in the value of the US dollar. However, given the US Federal Reserve Bank's relatively firm policy posture compared to Japan, Europe, and China, the strength of the US dollar is likely to continue. The necessary foundation supporting the ownership of high quality fixed-income securities remains intact, and investment opportunities have recently improved.

Management Fee Calculations

The Sextant Core Fund calculates the performance part of its management fee by comparing the Fund's return to the return of Morningstar's™ "Allocation — 50% to 70% Equity" category. The Fund's 12-month return (1.78%) was more than two percent below the Morningstar™ category average (4.17%) as of November 30, 2016. Therefore, the basic annual management fee of 0.50% was decreased by the maximum amount of 0.20% to 0.30% for the month of December 2016.

Annual Report	November 30, 2016	21

Sextant Core Fund

Schedule of Investments					As of November 30, 2016
Common Stocks — 55.4%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Communications

Internet Media
Alphabet, Class A²	100	$79,500	$77,588	United States	0.9%

Telecom Carriers
China Mobile ADS	3,100	167,063	169,539	China	2.0%

		246,563	247,127		2.9%

Consumer Discretionary

Airlines
Delta Air Lines	2,500	105,471	120,450	United States	1.4%

Home Products Stores
Lowe's	3,000	140,347	211,650	United States	2.5%

		245,818	332,100		3.9%

Consumer Staples

Beverages
PepsiCo	1,750	138,823	175,175	United States	2.0%

Household Products
Procter & Gamble	2,000	151,282	164,920	United States	1.9%
Unilever ADS	2,500	86,545	99,950	United Kingdom	1.2%
		237,827	264,870		3.1%

Packaged Food
Nestle ADS	3,000	222,189	201,900	Switzerland	2.4%

		598,839	641,945		7.5%

Energy

Exploration & Production
ConocoPhillips	2,000	103,522	97,040	United States	1.1%
Devon Energy	2,300	146,397	111,159	United States	1.3%
		249,919	208,199		2.4%

Integrated Oils
Total ADS	2,100	113,290	100,086	France	1.2%

		363,209	308,285		3.6%

Financials

Banks
Australia & New Zealand Banking ADS	6,000	108,034	126,420	Australia	1.5%
PNC Bank	1,500	105,037	165,810	United States	1.9%
Skandinaviska Enskilda Banken, Class A	15,000	153,003	149,245	Sweden	1.8%
Toronto-Dominion Bank	3,500	140,270	165,865	Canada	1.9%
		506,344	607,340		7.1%

Continued on next page.

22	November 30, 2016	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Core Fund

Schedule of Investments
Common Stocks — 55.4%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Financials (continued)

REITS
Welltower	2,500	$183,350	$156,950	United States	1.8%

		689,694	764,290		8.9%

Health Care

Biotech
Biogen²	400	116,698	117,628	United States	1.4%

Large Pharma
Johnson & Johnson	900	54,761	100,170	United States	1.1%
Novo Nordisk ADS	4,000	93,254	134,400	Denmark	1.6%
		148,015	234,570		2.7%

Life Science Equipment
Abbott Laboratories	2,000	66,354	76,140	United States	0.9%

Specialty Pharma
Pacira Pharmaceuticals²	4,000	162,262	127,400	United States	1.5%

		493,329	555,738		6.5%

Industrials

Commercial & Residential Building Equipment & Systems
Honeywell International	1,750	123,189	199,395	United States	2.3%

Flow Control Equipment
Parker Hannifin	500	29,672	69,465	United States	0.8%

Rail Freight
Canadian National Railway	1,600	40,237	106,928	Canada	1.3%

		193,098	375,788		4.4%

Materials

Basic & Diversified Chemicals
Praxair	700	44,349	84,210	United States	1.0%

Containers & Packaging
3M	975	83,159	167,446	United States	1.9%

Specialty Chemicals
RPM International	3,500	110,094	185,185	United States	2.2%

		237,602	436,841		5.1%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2016	23

Sextant Core Fund

Schedule of Investments
Common Stocks — 55.4%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Technology

Application Software
SAP ADS	1,800	$150,685	$149,796	Germany	1.7%

Communications Equipment
Apple	1,500	143,274	165,780	United States	1.9%

Computer Hardware & Storage
HP	11,500	171,048	177,100	United States	2.1%

Infrastructure Software
Oracle	4,000	156,417	160,760	United States	1.9%

Semiconductor Devices
Xilinx	2,500	101,993	134,950	United States	1.6%

Semiconductor Manufacturing
Taiwan Semiconductor ADS	5,000	80,820	148,450	Taiwan	1.7%

		804,237	936,836		10.9%

Utilities

Integrated Utilities
NextEra Energy	1,250	90,644	142,788	United States	1.7%

		90,644	142,788		1.7%

Total common stocks		$3,963,033	$4,741,738		55.4%

Continued on next page.

Bond Quality Diversification			(unaudited)
% of Total Net Assets
Rated "Aaa"	6.2%	█
Rated "Aa1"	2.7%	█
Rated "Aa2"	2.4%	█
Rated "Aa3"	3.9%	█
Rated "A1"	2.5%	█
Rated "A2"	4.3%	█
Rated "A3"	5.5%	█
Rated "Baa1"	2.4%	█
Rated "Baa2"	1.2%	█
Rated "Baa3"	3.6%	█
Rated "Ba2"	1.7%	█
Not rated	3.5%	█
Equity	55.4%	█
Other assets (net of liabilities)	4.7%	█

Credit ratings are determined by Moody's Investors Service, a Nationally Recognized Statistical Rating Organization. If Moody's does not rate a particular security, that security is categorized as not rated.

24	November 30, 2016	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Core Fund

Schedule of Investments				As of November 30, 2016
Corporate Bonds — 25.9%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Communications

America Movil	5.00% due 03/30/2020	$100,000	$107,330	1.3%
Bellsouth Capital Funding	7.875% due 02/15/2030	150,000	189,640	2.2%
Vodafone	4.625% due 07/15/2018	200,000	208,293	2.4%

		450,000	505,263	5.9%

Consumer Discretionary

ADT	4.125% due 06/15/2023	150,000	142,875	1.7%
Stanford University	4.013% due 05/01/2042	100,000	106,922	1.2%
Walmart	1.95% due 12/15/2018	100,000	101,125	1.2%

		350,000	350,922	4.1%

Energy

Boardwalk Pipelines	5.50% due 02/01/2017	100,000	100,587	1.2%

		100,000	100,587	1.2%

Financials

Blackstone Holdings	5.875% due 03/15/2021	100,000	112,685	1.3%
General Electric Capital	5.35% due 04/15/2022	101,000	111,906	1.3%
HSBC Holdings	4.25% due 03/14/2024	150,000	150,481	1.8%
Jefferies Group	5.125% due 04/13/2018	200,000	206,802	2.4%
PartnerRe Finance	5.50% due 06/01/2020	100,000	108,953	1.3%

		651,000	690,827	8.1%

Health Care

Becton Dickinson	3.125% due 11/08/2021	100,000	102,053	1.2%
Gilead Sciences	3.70% due 04/01/2024	250,000	256,762	3.0%

		350,000	358,815	4.2%

Materials

Air Products & Chemicals	4.375% due 08/21/2019	100,000	106,542	1.2%

		100,000	106,542	1.2%

Technology

Cisco Systems	2.90% due 03/04/2021	100,000	102,224	1.2%

		100,000	102,224	1.2%

Total corporate bonds		$2,101,000	$2,215,180	25.9%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2016	25

Sextant Core Fund

Schedule of Investments				As of November 30, 2016
Government Bonds — 7.5%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Foreign Government Bonds

Government of Mexico	4.00% due 10/02/2023	$100,000	$99,750	1.2%
New Zealand Government	5.50% due 04/15/2023	100,000	82,011	0.9%
Republic of Chile	3.875% due 08/05/2020	200,000	211,920	2.5%

		400,000	393,681	4.6%

Government Bonds

United States Treasury Note	2.00% due 11/30/2022	250,000	248,926	2.9%

		250,000	248,926	2.9%

Total government bonds		$650,000	$642,607	7.5%

Municipal Bonds — 6.5%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

General Obligation

City of Phoenix AZ	5.269% due 07/01/2034	100,000	118,673	1.4%
Lake Washington SCD #414 WA BAB	4.906% due 12/01/2027	100,000	108,726	1.2%
Skagit SCD #1	4.613% due 12/01/2022	100,000	109,419	1.3%

		300,000	336,818	3.9%

Revenue

New York City Housing Dev. Corp	2.65% due 05/01/2021	100,000	100,367	1.2%
Tacoma WA Elec. Sys. Revenue	5.966% due 01/01/2035	100,000	121,998	1.4%

		200,000	222,365	2.6%

Total municipal bonds		$500,000	559,183	6.5%

Total investments	(Cost = $7,393,371)		8,158,708	95.3%
Other assets (net of liabilities)			403,973	4.7%
Total net assets			$8,562,681	100.0%
¹ Country of domicile ² Non-income producing security ADS: American Depositary Share ADR: American Depositary Receipt

26	November 30, 2016	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Core Fund

Statement of Assets and Liabilities
As of November 30, 2016

Assets
Investments in securities, at value (Cost $7,393,371)	$8,158,708
Cash	764,094
Dividends and interest receivable	59,821
Receivable for Fund shares sold	5,365
Total assets	8,987,988
Liabilities
Payable for security purchases	410,430
Accrued expenses	8,089
Payable advisory fees	3,549
Payable to affiliates	2,771
Accrued distribution fees	468
Total liabilities	425,307
Net assets	$8,562,681

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$7,882,942
Undistributed net investment income	132,290
Accumulated net realized loss	(217,842)
Unrealized net appreciation on investments	765,291
Net assets applicable to Fund shares outstanding	$8,562,681

Fund shares outstanding	747,889

Net asset value, offering, and redemption price per share	$11.45

Statement of Operations
Year ended November 30, 2016

Investment income
Dividend income (net of foreign tax of $12,566)	$135,243
Interest income (net of foreign tax of $379)	88,848
Total investment income	224,091
Expenses
Investment adviser fees	37,248
Distribution fees	21,860
Filing and registration fees	15,531
Audit fees	5,802
Retirement plan custodial fees	2,920
Chief Compliance Officer expenses	2,353
Printing and postage	2,244
Trustee fees	1,946
Other expenses	1,116
Custodian fees	478
Legal fees	186
Total gross expenses	91,684
Less custodian fee credits	(478)
Net expenses	91,206
Net investment income	$132,885

Net realized loss from investments and foreign currency	$(218,437)
Net increase in unrealized appreciation on investments	256,306
Net gain on investments	$37,869

Net increase in net assets resulting from operations	$170,754

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2016	27

Sextant Core Fund

Statements of Changes in Net Assets	Year ended Nov. 30, 2016	Year ended Nov. 30, 2015
Increase (decrease) in net assets from operations
From operations
Net investment income	$132,885	$125,212
Net realized gain (loss) on investments	(218,437)	326,144
Net increase (decrease) in unrealized appreciation	256,306	(844,488)
Net increase (decrease) in net assets	170,754	(393,132)
Distributions to shareowners from
Net investment income	-	(126,362)
Capital gains	-	(325,045)
Total distributions	-	(451,407)
Capital share transactions
Proceeds from sales of shares	1,152,997	1,411,567
Value of shares issued in reinvestment of dividends	-	451,407
Cost of shares redeemed	(1,196,560)	(1,238,902)
Net increase (decrease) in net assets	(43,563)	624,072
Total increase (decrease) in net assets	127,191	(220,467)

Net assets
Beginning of year	8,435,490	8,655,957
End of year	8,562,681	8,435,490

Undistributed net investment income	$132,290	$-

Shares of the Fund sold and redeemed
Number of shares sold	102,497	115,898
Number of shares issued in reinvestment of dividends	-	40,125
Number of shares redeemed	(104,336)	(102,604)
Net increase (decrease) in number of shares outstanding	(1,839)	53,419

Financial Highlights	For year ended November 30,
Selected data per share of outstanding capital stock throughout each year:	2016	2015	2014	2013	2012
Net asset value at beginning of year	$11.25	$12.43	$11.78	$10.81	$10.35
Income from investment operations
Net investment income	0.18	0.18	0.21	0.20	0.14
Net gains (losses) on securities (both realized and unrealized)	0.02	(0.72)	0.78	0.98	0.46
Total from investment operations	0.20	(0.54)	0.99	1.18	0.60
Less distributions
Dividends (from net investment income)	-	(0.18)	(0.21)	(0.21)	(0.14)
Distributions (from capital gains)	-	(0.46)	0.13)	-	-
Total distributions	-	(0.64)	(0.34)	(0.21)	(0.14)
Paid-in capital from early redemption fees	n/a	n/a	n/a	-	-

Net asset value at end of year	$11.45	$11.25	$12.43	$11.78	$10.81

Total return	1.78%	(4.38)%	8.41%	10.96%	5.75%

Ratios / supplemental data
Net assets ($000), end of year	$8,563	$8,435	$8,656	$6,960	$7,119
Ratio of expenses to average net assets
Before custodian fee credits	1.05%	1.02%	1.17%	1.01%	1.32%
After custodian fee credits	1.04%	1.01%	1.16%	1.01%	1.32%
Ratio of net investment income after custodian fee credits to average net assets	1.52%	1.44%	1.88%	1.68%	1.29%
Portfolio turnover rate	39%	24%	14%	29%	19%

28	November 30, 2016	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Global High Income Fund

Performance Summary (unaudited)

Average Annual Total Returns as of November 30, 2016
	1 Year	5 Year	10 Year	Expense Ratio¹
Sextant Global High Income Fund²	13.72%	n/a	n/a	1.06%
S&P Global 1200 Index	4.51%	10.39%	4.49%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on March 30, 2012 (the Fund's inception), to an identical amount invested in the S&P Global 1200 Index, a global stock market index covering nearly 70% of the world's equity markets. The graph shows that an investment in the Fund would have risen to $11,815 versus $12,968 in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, the expense ratio shown in this table is as stated in the Fund's most recent prospectus, which is dated March 29, 2016, and incorporates results for the fiscal year ended November 30, 2015, before fee waivers. The expense ratio shown in the most recent prospectus after fee waivers was 0.89%. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

² The Sextant Global High Income Fund began operations on March 30, 2012.

Fund Objective

The objective of the Global High Income Fund is high income, with a secondary objective of capital preservation.

Portfolio Diversification
	% of Total Net Assets
Sectors	Equity	Fixed Income
Communications	3.6%	4.6%
Consumer Discretionary	n/a	5.7%
Consumer Staples	n/a	2.4%
Energy	11.2%	3.1%
Financials	7.0%	6.2%
Foreign Government	n/a	9.3%
Health Care	3.3%	2.4%
Industrials	3.9%	2.9%
Materials	7.5%	3.2%
Municipal Revenue	n/a	3.5%
Technology	5.5%	4.2%
Utilities	n/a	1.5%
Total	42.0%	49.0%

Top Ten Holdings
% of Total Net Assets
Mexico Bonos Desarrollo (6.50% due 06/10/2021)	3.8%
T-Mobile (6.50% due 01/15/2026)	3.6%
Microchip Technology	3.5%
Jefferies Group (5.125% due 01/20/2023)	3.4%
Itau Unibanco Holding ADS	3.0%
BHP Billiton	3.0%
Burlington Northern Santa Fe (5.05% due 03/01/2041)	2.9%
Nokia (5.375% due 05/15/2019)	2.8%
Royal Bank of Scotland (6.125% due 12/15/2022)	2.8%
Federal Republic of Brazil (8.50% due 01/05/2024)	2.7%

Asset Allocation
% of Total Net Assets
Equity Securities	42.0%	█
Fixed Income Securities	49.0%	█
Other assets (net of liabilities)	9.0%	█

Annual Report	November 30, 2016	29

Sextant Global High Income Fund

Discussion of Fund Performance (unaudited)

(photo omitted)

Fiscal Year 2016

The Sextant Global High Income Fund completed fiscal year 2016 with a total return of 13.72% and a 30-day yield of 3.02%.

The Fund's return exceeded its benchmarks and peer group: The S&P Global 1200 returned 4.51%; the Bloomberg Global High Yield Corporate Bond Index returned 10.25%; and the Morningstar World Allocation Category peer group returned an average of 2.53%.

Factors Affecting Past Performance

The US stock market once again ran ahead of international stocks during the fiscal year. During the 12 months ended November 30, 2016, the S&P 500 Index of US stocks returned 8.06%, while the MSCI EAFE Index that measures non-US developed markets returned -3.17%. This trend has continued to penalize the Fund for its limited allocation of just under 10% to US stocks at fiscal year-end.

A strong rebound of raw materials producers' share prices, along with a recovery in Brazil's currency and stock market, helped boost the Fund's returns. Several speculative corporate bonds we held also rallied from depressed levels, and several were called as a result of acquisitions of their issuers. Weakness in the Mexican peso was a detractor from Fund performance.

Looking Forward

Equities

Global stock markets remained resilient during the year, despite some unexpected political upheaval. Republicans' control of the US government following the election of Donald Trump to the presidency foretells an end to gridlock but also widens the range of possible policies and outcomes, increasing uncertainty. We continue to favor non-US equities due to more attractive valuation.

Fixed Income

Years of war against deflationary forces by the world's central banks, now combined with the possibility of fiscal stimulus from a Republican-controlled US government, may have finally created an environment that will allow real and nominal interest rates to normalize toward higher levels. Indeed, US rates rose quite sharply after Trump's election in anticipation of increased fiscal accommodation. While rising rates may hurt the returns of our bonds in the shorter term, they ultimately allow us to reinvest sales proceeds, bond maturities, and interest and dividend payments at more attractive rates.

Foreign Currencies

With the Federal Reserve having embarked on a path of rate tightening well ahead of its international counterparts, investors have driven the US dollar higher against other major currencies, such as the yen and euro, while the pound continues to suffer in the aftermath of the "Brexit" vote for secession from the European Union. We continue to appraise exchange rates in the context of their relative purchasing power, and a number of foreign currencies now appear to offer quite attractive total returns relative to those available to dollar investors.

Management Fee Calculations

The Sextant Global High Income Fund calculates the performance part of its management fee by comparing the Fund's return to the return of Morningstar's™ "World Allocation" category. The Fund's 12-month return (13.72%) was more than two percent above the Morningstar™ category average (2.53%) at month-end November 30, 2016. Therefore, the basic annual management fee of 0.50% was increased by the maximum 0.20% to 0.70% for the month of December 2016. Note that significant portions of the Fund's expenses are waived due to the adviser's voluntary cap on total Fund expenses.

Bond Quality Diversification			(unaudited)
% of Total Net Assets
Rated "A3"	6.7%	█
Rated "Baa2"	6.6%	█
Rated "Baa3"	8.0%	█
Rated "Ba1"	2.8%	█
Rated "Ba2"	7.4%	█
Rated "Ba3"	3.6%	█
Rated "B1"	2.4%	█
Rated "B2"	1.4%	█
Rated "B3"	1.8%	█
Rated "Caa1"	2.4%	█
Rated "Caa3"	0.9%	█
Not rated	5.0%	█
Equity	42.0%	█
Other assets (net of liabilities)	9.0%	█

Credit ratings are determined by Moody's Investors Service, a Nationally Recognized Statistical Rating Organization. If Moody's does not rate a particular security, that security is categorized as not rated.

30	November 30, 2016	Annual Report

Sextant Global High Income Fund

Schedule of Investments					As of November 30, 2016
Common Stocks — 42.0%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Communications

Telecom Carriers
Orange ADS	10,000	$147,658	$142,800	France	1.9%
SK Telecom ADS	6,200	82,085	131,440	South Korea	1.7%

		229,743	274,240		3.6%

Energy

Exploration & Production
CNOOC ADR	1,400	226,082	185,332	China	2.4%

Integrated Oils
Royal Dutch Shell ADS	3,000	200,418	153,300	Netherlands	2.0%
Statoil ADS	10,000	186,050	174,000	Norway	2.3%
Total ADS	3,800	202,606	181,108	France	2.4%
		589,074	508,408		6.7%

Oil & Gas Services & Equip
National Oilwell Varco	4,200	139,818	156,912	United States	2.1%

		954,974	850,652		11.2%

Financials

Banks
Skandinaviska Enskilda Banken	13,000	136,631	129,345	Sweden	1.7%

Diversified Banks
Itau Unibanco Holding ADS	22,000	207,301	227,480	Brazil	3.0%

Private Equity
Apollo Global Management	9,000	142,767	173,340	United States	2.3%

		486,699	530,165		7.0%

Health Care

Large Pharma
GlaxoSmithKline ADS	3,100	143,250	117,149	United Kingdom	1.6%
Novartis ADS	1,900	110,053	130,644	Switzerland	1.7%

		253,303	247,793		3.3%

Industrials

Infrastructure Construction
CCR	30,000	174,956	130,483	Brazil	1.7%
Hopewell Highway Infrastructure	325,000	168,010	166,637	China	2.2%

		342,966	297,120		3.9%

Materials

Agricultural Chemicals
Potash Corp of Saskatchewan	8,000	221,690	145,840	Canada	2.0%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2016	31

Sextant Global High Income Fund

Schedule of Investments					As of November 30, 2016
Common Stocks — 42.0%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Materials (continued)

Base Metals
South 32	19,000	$134,773	$191,425	Australia	2.5%

Steel Raw Material Suppliers
BHP Billiton	6,000	207,424	225,240	Australia	3.0%

		563,887	562,505		7.5%

Technology

Semiconductor Devices
HP	10,000	151,598	154,000	United States	2.0%
Microchip Technology	4,000	136,113	264,720	United States	3.5%

		287,711	418,720		5.5%

Total Common Stock		$3,119,283	$3,181,195		42.0%

Corporate Bonds — 36.2%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Communications

Puget Sound Energy	6.974% due 06/01/2067	$91,000	$77,350	United States	1.0%
T-Mobile	6.50% due 01/15/2026	250,000	270,000	United States	3.6%

		341,000	347,350		4.6%

Consumer Discretionary

ADT	4.125% due 06/15/2023	150,000	142,875	United States	1.9%
GAP	5.95% due 04/12/2021	100,000	104,968	United States	1.4%
Rent-A-Center	6.625% due 11/15/2020	200,000	185,000	United States	2.4%

		450,000	432,843		5.7%

Consumer Staples

Grupo Bimbo	4.875% due 06/27/2044	200,000	181,515	Mexico	2.4%

		200,000	181,515		2.4%

Energy

Chesapeake Midstream Partners	6.125% due 07/15/2022	125,000	128,273	United States	1.7%
Goodrich Petroleum²,³	8.875% due 03/15/2019	400,000	560	United States	0%[4]
Petrobras International Finance	6.875% due 01/20/2040	50,000	41,562	Brazil	0.5%
Petrobras International Finance	6.75% due 01/27/2041	80,000	65,476	Brazil	0.9%

		655,000	235,871		3.1%

Continued on next page.

32	November 30, 2016	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Global High Income Fund

Schedule of Investments					As of November 30, 2016
Corporate Bonds — 36.2%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Financials

Jefferies Group	5.125% due 01/20/2023	$250,000	$258,381	United States	3.4%
Royal Bank of Scotland	6.125% due 12/15/2022	200,000	207,233	United Kingdom	2.8%

		450,000	465,614		6.2%

Health Care

Tenet Health Care	8.125% due 04/01/2022	200,000	183,000	United States	2.4%

		200,000	183,000		2.4%

Industrials

Burlington Northern Santa Fe	5.05% due 03/01/2041	200,000	222,680	United States	2.9%

		200,000	222,680		2.9%

Materials

Allegheny Technologies	7.875% due 08/15/2023	150,000	139,125	United States	1.8%
AngloGold Ashanti Holdings	5.375% due 04/15/2020	100,000	101,255	South Africa	1.4%

		250,000	240,380		3.2%

Technology

Hewlett Packard	4.65% due 12/09/2021	100,000	106,434	United States	1.4%
Nokia	5.375% due 05/15/2019	199,750	209,238	Finland	2.8%

		299,750	315,672		4.2%

Utilities

Iberdrola International	5.75% due 02/27/2049	100,000	111,841	Spain	1.5%

		100,000	111,841		1.5%

Total Corporate Bonds		$3,145,750	$2,736,766		36.2%

Government Bonds — 9.3%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Foreign Government Bonds

Colombia Republic	8.375% due 02/15/2027	125,000	151,250	Colombia	2.0%
Federal Republic of Brazil	8.50% due 01/05/2024	750,000	201,801	Brazil	2.7%
Mexico Bonos Desarrollo	6.50% due 06/10/2021	MXN 60,000	286,373	Mexico	3.8%
Republic of South Africa	8.25% due 09/15/2017	ZAR 900,000	64,169	South Africa	0.8%

			703,593		9.3%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2016	33

Sextant Global High Income Fund

Schedule of Investments					As of November 30, 2016
Municipal Bonds — 3.5%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Revenue

Colony TX Local Development	7.00% due 10/01/2027	$100,000	$103,258	United States	1.4%
Colony TX Local Development	7.625% due 10/01/2042	50,000	49,001	United States	0.6%
Colony TX NFM Sales Tax Revenue	7.25% due 10/01/2033	50,000	48,096	United States	0.6%
Puerto Rico Aqueduct & Sewer	5.00% due 07/01/2019	85,000	65,772	Puerto Rico	0.9%

		285,000	266,127		3.5%

Total investments	(Cost = $7,334,291)		6,887,681		91.0%
Other assets (net of liabilities)			682,215		9.0%
Total net assets			$7,569,896		100.0%
¹ Country of domicile ² Non-income producing ³ Security in default [4] Amount is less than 0.05%					ADS: American Depositary Share ADR: American Depositary Receipt

Countries	(unaudited)

Other assets (net of liabilities) 9.0% Weightings shown are a percentage of total net assets.

34	November 30, 2016	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Global High Income Fund

Statement of Assets and Liabilities
As of November 30, 2016

Assets
Investments in securities, at value (Cost $7,334,291)	$6,887,681
Cash	1,171,278
Receivable for security sales	520,936
Dividends and interest receivable	121,127
Receivable for Fund shares sold	2,048
Reimbursement due from adviser	1,052
Total assets	8,704,122
Liabilities
Payable for security purchases	1,122,418
Accrued expenses	7,613
Payable for Fund shares redeemed	2,591
Payable to affiliates	1,191
Accrued distribution fees	413
Total liabilities	1,134,226
Net assets	$7,569,896

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$7,699,728
Undistributed net investment income	337,964
Accumulated net realized loss	(20,078)
Unrealized net depreciation on investments	(447,718)
Net assets applicable to Fund shares outstanding	$7,569,896

Fund shares outstanding	748,493

Net asset value, offering and redemption price per share	$10.11

Statement of Operations
Year ended November 30, 2016

Investment income
Interest income	$250,586
Dividend Income (net of foreign tax of $20,183)	153,934
Miscellaneous income	4
Total investment income	404,524
Expenses
Investment adviser fees	32,813
Filing and registration fees	19,061
Distribution fees	17,812
Audit fees	5,205
Printing and postage	2,121
Chief Compliance Officer expenses	2,015
Trustee fees	1,633
Retirement plan custodial fees	1,110
Other expenses	969
Custodian fees	544
Legal fees	174
Total gross expenses	83,457
Less adviser fees waived	(18,635)
Less custodian fee credits	(544)
Net expenses	64,278
Net investment income	$340,246

Net realized gain from investments and foreign currency	$84,123
Net decrease in unrealized depreciation on investments and foreign currency	508,465
Net gain on investments	$592,588

Net increase in net assets resulting from operations	$932,834

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2016	35

Sextant Global High Income Fund

Statements of Changes in Net Assets	Year ended Nov. 30, 2016	Year ended Nov. 30, 2015
Increase (decrease) in net assets from operations
From operations
Net investment income	$340,246	$379,693
Net realized gain (loss) on investments	84,123	(43,833)
Net decrease in unrealized depreciation (appreciation)	508,465	(1,242,969)
Net increase (decrease) in net assets	932,834	(907,109)
Distributions to shareowners from
Net investment income	-	(382,139)
Total Distributions	-	(382,139)
Capital share transactions
Proceeds from sales of shares	1,013,284	1,492,429
Value of shares issued in reinvestment of dividends	-	373,666
Cost of shares redeemed	(1,327,881)	(1,332,329)
Net increase (decrease) in net assets	(314,597)	533,766
Total increase (decrease) in net assets	618,237	(755,482)

Net assets
Beginning of year	6,951,659	7,707,141
End of year	7,569,896	6,951,659

Undistributed net investment income	$337,964	$-

Shares of the Fund sold and redeemed
Number of shares sold	110,876	144,244
Number of shares issued in reinvestment of dividends	-	42,032
Number of shares redeemed	(144,490)	(133,404)
Net increase (decrease) in number of shares outstanding	(33,614)	52,872

Financial Highlights	For Year ended November 30,				Period ended¹
Selected data per share of outstanding capital stock throughout each year:	2016	2015	2014	2013	Nov. 30, 2012
Net asset value at beginning of year	$8.89	$10.57	$10.51	$9.90	$10.00
Income from investment operations
Net investment income	0.45	0.52	0.48	0.37	0.18
Net gains (losses) on securities (both realized and unrealized)	0.77	(1.68)	0.07	0.63	(0.10)
Total from investment operations	1.22	(1.16)	0.55	1.00	0.08
Less distributions
Dividends (from net investment income)	-	(0.52)	(0.49)	(0.39)	(0.18)
Total distributions	-	(0.52)	(0.49)	(0.39)	(0.18)

Net asset value at end of year	$10.11	$8.89	$10.57	$10.51	$9.90

Total return	13.72%	(11.01)%	5.27%	10.06%	0.76%²

Ratios / supplemental data
Net assets ($000), end of period	$7,570	$6,952	$7,707	$6,388	$4,730
Ratio of expenses to average net assets
Before fee waivers	1.17%	1.06%	1.41%	1.25%	1.22%³
After fee waivers	0.91%	0.90%	0.91%	0.91%	0.90%³
After fee waivers and custodian fee credits	0.90%	0.89%	0.90%	0.90%	0.90%³
Ratio of net investment income after fee waivers and custodian fee credits to average net assets	4.78%	4.87%	4.75%	3.87%	3.03%³
Portfolio turnover rate	26%	40%	11%	23%	32%²
¹ Operations commenced March 30, 2012 ² Not annualized ³ Annualized

36	November 30, 2016	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Growth Fund

Performance Summary (unaudited)

Average Annual Total Returns as of November 30, 2016
	1 Year	5 Year	10 Year	Expense Ratio¹
Sextant Growth Fund	-3.22%	10.21%	5.05%	0.90%
S&P 500 Index	8.06%	14.43%	6.88%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 30, 2006, to an identical amount invested in the S&P 500 Index, an index comprised of 500 widely held common stocks considered to be representative of the US stock market in general. The graph shows that an investment in the Fund would have risen to $16,369 versus $19,462 in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, the expense ratio shown in this table is as stated in the Fund's most recent prospectus, which is dated March 29, 2016, and incorporates results for the fiscal year ended November 30, 2015. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The objective of the Growth Fund is long-term capital growth.

Top Ten Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
Apple	5.5%	Internet Media	8.9%	█
TJX Companies	5.4%	Apparel, Footwear & Accessory Design	5.8%	█
Starbucks	4.7%	Communications Equipment	5.5%	█
Alphabet, Class A	4.5%	Consumer Finance	5.5%	█
Facebook, Class A	4.4%	Specialty Apparel Stores	5.4%	█
RPM International	3.6%	Biotech	5.3%	█
Nike, Class B	3.6%	Restaurants	4.7%	█
Stanley Black & Decker	3.4%	Home Products Stores	4.6%	█
Amazon.com	3.3%	Specialty Chemicals	4.6%	█
Microsoft	3.3%	Home Improvement	3.4%	█
		E-Commerce Discretionary	3.3%	█
		Infrastructure Software	3.3%	█
		Application Software	3.3%	█
		Diversified Banks	3.2%	█
		Auto Parts	3.2%	█
		Other Commercial Services	3.1%	█
		Industries < 3%	21.6%	█
		Other assets (net of liabilities)	5.3%	█

Annual Report	November 30, 2016	37

Sextant Growth Fund

Discussion of Fund Performance (unaudited)

(photo omitted)

Fiscal Year 2016

For the fiscal year ended November 30, 2016, the Sextant Growth Fund Investor shares returned -3.22%, underperforming the 4.21% gain for the Russell 1000 Growth Index and the 8.06% gain for the S&P 500. The Russell 1000 Growth Index is a stock-specific benchmark tracked by domestic equity investors focused on larger capitalization growth companies. The S&P 500 Index is considered a general proxy for large capitalization stock performance in the United States. The Sextant Growth Fund's Morningstar US Large Growth category peer group returned an average of 0.98% during the Fund's fiscal year.

Factors Affecting Past Performance

Management of the Sextant Growth Fund changed shortly after the start of fiscal 2016 and, in the early aftermath of the change, the Fund suffered from poor selection, primarily in the Technology sector. The most significant was a nearly 50% one-day reduction in the value of Tableau Software, a supplier of "Big Data" visualization software. Tableau was considered to have a strong growth opportunity. It's profitability, however, was minimal and the outlook was further clouded by management statements made in conjunction with its annual results. We exited the positon shortly thereafter, but that loss alone was sufficient to result in a negative return from our Technology investments in fiscal 2016, despite good performances from Adobe, Google, Apple, Facebook, and Microsoft.

Throughout the first half of the year the Fund continued to face difficulties from various investments. These included Allergan, which lost value when Pfizer withdrew from a planned acquisition; Signature Bank of New York, which saw its taxi medallion lending business damaged by the rise of Uber and Lyft; and Under Armour, which engaged in an ill-considered share class split, suffered from the bankruptcy of Sports Authority, and could not generate sufficient growth to support its lofty valuation. The first two of these examples have been eliminated from the portfolio, while the third has been reduced in size.

The situation began to improve in the second half of the year. In February, we began adding RPM, a diversified residential and commercial coatings company. It appreciated almost 30% by year-end. In mid-November, Harman International, the global leader in automotive infotainment, accepted a bid from Samsung Electronics that pushed the share price up 25% in a day. Alaska Air, which declined through the first half of the year, recovered from $55.66 on June 27th to $82.27 by the end of the fiscal year. Although the benefits from lower oil prices have come to an end, the merger with Virgin America should create additional opportunities to achieve efficiencies.

Looking Forward

Given the election of Donald Trump to the presidency and Republican control of congress, there is a greater level of uncertainty than usual as we enter 2017. The president-elect's views are often at odds with both parties, especially in the areas of foreign affairs and trade, and we cannot ignore the possibility of disruptions to existing alliances and agreements. Today's corporations have complex and global supply chains, and the talk of walls and border taxes must be causing consternation in boardrooms across the country. On the other hand, Trump and the Republican party do agree on regulation and taxes. A lowering of corporate taxes and a possible tax holiday to repatriate overseas cash could provide a significant boost to earnings and stock prices. Even here, however, we can only guess at the eventual outcome since talk of reduced rates is often offset by plans to eliminate various deductions, such as for interest paid. On balance, we believe the outlook for US equities to be reasonably positive for 2017 as consumer confidence is up and the US economy appears to be gaining momentum. Unemployment has greatly diminished, and we are beginning to see wage growth. The December Federal Reserve rate hike also gives hope for an end to the period of extraordinary monetary policy, which has served mainly to distort economic decision-making and asset prices.

Management Fee Calculations

The Sextant Growth Fund calculates the performance part of its management fee by comparing the Fund's return to the average return in Morningstar's "Large Growth" category. The Fund's 12-month return (-0.87%) was more than 2 percent below the Morningstar™ category average (4.57%) at month-end November 30, 2016. Therefore, the basic annual management fee of 0.50% was decreased by the maximum 0.20% to 0.30% for the month of December 2016.

38	November 30, 2016	Annual Report

Sextant Growth Fund

Schedule of Investments				As of November 30, 2016
Common Stock — 94.7%	Number of Shares	Cost	Market Value	Percentage of Assets

Communications

Internet Media
Alphabet, Class A¹	1,998	$1,175,995	$1,550,208	4.5%
Facebook, Class A¹	12,984	700,580	1,537,565	4.4%

		1,876,575	3,087,773	8.9%

Consumer Discretionary

Airlines
Alaska Air	11,222	195,953	923,234	2.7%

Apparel, Footwear & Accessory Design
Nike, Class B	24,510	1,330,831	1,227,216	3.6%
Under Armour¹	13,390	575,823	412,412	1.2%
VF	6,500	419,684	354,315	1.0%
		2,326,338	1,993,943	5.8%

Auto Parts
Harman International Industries	10,000	806,850	1,093,700	3.2%

E-Commerce Discretionary
Amazon.com¹	1,529	278,191	1,147,621	3.3%

Home Improvement
Stanley Black & Decker	9,984	917,587	1,184,402	3.4%

Home Products Stores
Home Depot	5,464	611,366	707,042	2.0%
Lowe's	12,500	241,788	881,875	2.6%
		853,154	1,588,917	4.6%

Jewelry & Watch Stores
Signet Group	10,000	1,164,872	912,900	2.6%

Other Commercial Services
Ecolab	9,230	1,049,561	1,077,418	3.1%

Restaurants
Starbucks	27,758	1,298,606	1,609,131	4.7%

Specialty Apparel Stores
TJX Companies	23,847	1,548,222	1,868,174	5.4%

		10,439,334	13,399,440	38.8%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2016	39

Sextant Growth Fund

Schedule of Investments				As of November 30, 2016
Common Stock — 94.7%	Number of Shares	Cost	Market Value	Percentage of Assets

Consumer Staples

Food & Drug Stores
CVS Health	12,709	$556,086	$977,195	2.8%

Mass Merchants
Costco Wholesale	6,243	784,598	937,137	2.7%

		1,340,684	1,914,332	5.5%

Financials

Consumer Finance
FLEETCOR Technologies¹	6,600	970,514	985,644	2.9%
Mastercard, Class A	8,914	806,925	911,011	2.6%
		1,777,439	1,896,655	5.5%

Diversified Banks
JP Morgan Chase	14,016	846,624	1,123,663	3.2%

		2,624,063	3,020,318	8.7%

Health Care

Biotech
Amgen	5,267	555,197	758,817	2.2%
Celgene¹	9,000	919,669	1,066,590	3.1%
		1,474,866	1,825,407	5.3%

Large Pharma
Bristol-Myers Squibb	11,000	840,844	620,840	1.8%

Life Science Equipment
Abbott Laboratories	20,799	646,854	791,818	2.3%

Medical Devices
Edwards Lifesciences¹	9,200	916,726	762,220	2.2%

		3,879,290	4,000,285	11.6%

Industrials

Building Sub Contractors
EMCOR	11,693	456,380	811,143	2.3%

Commercial & Residential Building Equipment & Systems
Johnson Controls International	16,714	750,557	751,796	2.2%

		1,206,937	1,562,939	4.5%

Continued on next page.

40	November 30, 2016	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Growth Fund

Schedule of Investments				As of November 30, 2016
Common Stock — 94.6%	Number of Shares	Cost	Market Value	Percentage of Assets

Materials

Specialty Chemicals
Ashland	3,037	$290,318	$342,270	1.0%
RPM International	23,400	967,927	1,238,094	3.6%

		1,258,245	1,580,364	4.6%

Technology

Application Software
Adobe Systems¹	11,000	144,216	1,130,910	3.3%

Communications Equipment
Apple	17,220	20,298	1,903,154	5.5%

Infrastructure Software
Microsoft	18,920	872,435	1,140,119	3.3%

		1,036,949	4,174,183	12.1%

Total investments		$23,662,077	32,739,634	94.7%
Other assets (net of liabilities)			1,821,502	5.3%
Total net assets			$34,561,136	100.0%
¹ Non-income producing security

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2016	41

Sextant Growth Fund

Statement of Assets and Liabilities
As of November 30, 2016

Assets
Investments in securities, at value (Cost $23,662,077)	$32,739,634
Cash	1,894,843
Dividends receivable	39,617
Receivable for Fund shares sold	9,130
Prepaid filing and registration fees	2,347
Insurance reserve premium	1,214
Reimbursement due from adviser	56
Total assets	34,686,841
Liabilities
Accrued audit expenses	38,239
Payable for Fund shares redeemed	31,419
Distributions payable	27,655
Payable advisory fees	14,143
Payable to affiliates	9,064
Accrued distribution fees	1,902
Accrued trustee expenses	1,688
Accrued other expenses	1,595
Total liabilities	125,705
Net assets	$34,561,136

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$25,329,895
Undistributed net investment income	153,684
Unrealized net appreciation on investments	9,077,557
Net assets applicable to Fund shares outstanding	$34,561,136

Fund shares outstanding	1,534,497

Net asset value, offering, and redemption price per share	$22.52

Statement of Operations
Year ended November 30, 2016

Investment income
Dividend income	$455,846
Miscellaneous income	248
Total investment income	$456,094
Expenses
Distribution fees	99,471
Investment adviser fees	93,790
Audit fees	38,239
Filing and registration fees	18,780
Chief Compliance Officer expenses	13,060
Trustee fees	11,637
Retirement plan custodial fees	9,049
Printing and postage	8,077
Other expenses	7,441
Custodian fees	1,881
Legal fees	1,145
Total gross expenses	302,570
Less custodian fee credits	(1,881)
Net expenses	300,689
Net investment income	$155,405

Net realized gain from investments	$1,067,126
Net decrease in unrealized appreciation on investments	(3,333,190)
Net loss on investments	$(2,266,064)

Net decrease in net assets resulting from operations	$(2,110,659)

42	November 30, 2016	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Growth Fund

Statements of Changes in Net Assets	Year ended Nov. 30, 2016	Year ended Nov. 30, 2015
Increase (decrease) in net assets from operations
From operations
Net investment income	$155,405	$75,927
Net realized gain on investments	1,067,126	4,478,668
Net decrease in unrealized appreciation	(3,333,190)	(5,218,051)
Net decrease in net assets	(2,110,659)	(663,456)
Distributions to shareowners from
Net investment income	(29,765)	(76,776)
Capital gains	(1,067,190)	(4,478,604)
Total distributions	(1,096,955)	(4,555,380)
Capital share transactions
Proceeds from sales of shares	2,619,460	29,831,228
Value of shares issued in reinvestment of dividends	1,069,300	4,491,982
Cost of shares redeemed	(21,787,148)	(19,100,240)
Net increase (decrease) in net assets	(18,098,388)	15,222,970
Total increase (decrease) in net assets	(21,306,002)	10,004,134

Net assets
Beginning of year	55,867,138	45,863,004
End of year	34,561,136	55,867,138

Undistributed net investment income	$153,684	$28,044

Shares of the Fund sold and redeemed
Number of shares sold	116,377	1,128,605
Number of shares issued in reinvestment of dividends	47,482	186,932
Number of shares redeemed	(954,160)	(730,832)
Net increase (decrease) in number of shares outstanding	(790,301)	584,705

Financial Highlights	For year ended November 30,
Selected data per share of outstanding capital stock throughout each year:	2016	2015	2014	2013	2012
Net asset value at beginning of year	$24.03	$26.36	$23.92	$20.35	$18.14
Income from investment operations
Net investment income	0.11	0.03	0.02	0.12	0.08
Net gains (losses) on securities (both realized and unrealized)	(0.88)	(0.25)	3.88	5.86	2.21
Total from investment operations	(0.77)	(0.22)	3.90	5.98	2.29
Less distributions
Dividends (from net investment income)	(0.02)	(0.04)	(0.01)	(0.13)	(0.08)
Distributions (from capital gains)	(0.72)	(2.07)	(1.45)	(2.28)	-
Total distributions	(0.74)	(2.11)	(1.46)	(2.41)	(0.08)
Paid-in capital from early redemption fees	n/a	n/a	n/a	-	0.00¹

Net asset value at end of year	$22.52	$24.03	$26.36	$23.92	$20.35

Total return	(3.22%)	(0.87%)	16.29%	29.39%	12.64%

Ratios / supplemental data
Net assets ($000), end of year	$34,561	$55,867	$45,863	$36,574	$25,250
Ratio of expenses to average net assets
Before custodian fee credits	0.76%	0.90%	1.05%	0.94%	1.10%
After custodian fee credits	0.76%	0.90%	1.05%	0.94%	1.10%
Ratio of net investment income after custodian fee credits to average net assets	0.39%	0.13%	0.07%	0.59%	0.42%
Portfolio turnover rate	25%	68%	23%	29%	10%
¹ Amount is less than $0.01

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2016	43

Sextant International Fund

Performance Summary (unaudited)

Average Annual Total Returns as of November 30, 2016
	1 Year	5 Year	10 Year	Expense Ratio¹
Sextant International Fund	0.49%	1.79%	2.03%	1.05%
MSCI EAFE Index	-3.17%	6.09%	1.19%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged, and expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 30, 2006, to an identical amount invested in the MSCI EAFE Index, an international index focused on Europe, Australasia, and the Far East. The graph shows that an investment in the Fund would have risen to $12,221 versus $11,258 in the Index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, the expense ratio shown in this table is as stated in the Fund's most recent prospectus, which is dated March 29, 2016, and incorporates results for the fiscal year ended November 30, 2015. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The objective of the International Fund is long-term capital growth.

Top Ten Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
ASML	7.0%	Application Software	12.4%	█
NICE Systems ADS	6.3%	Banks	8.8%	█
Dassault Systemes ADR	6.1%	Large Pharma	7.1%	█
Toronto-Dominion Bank	6.1%	Semiconductor Manufacturing	7.0%	█
Belmond, Class A	6.0%	Telecom Carriers	7.0%	█
Wolters Kluwer	5.8%	Lodging	6.0%	█
BASF ADR	5.5%	Information Services	5.8%	█
Unilever ADS	4.8%	Specialty Chemicals	5.5%	█
Novartis ADR	4.4%	Integrated Oils	5.1%	█
Copa Holdings, Class A	4.3%	Household Products	4.8%	█
		Airlines	4.3%	█
		Automobiles	3.8%	█
		Beverages	3.7%	█
		Specialty Pharma	2.8%	█
		E-Commerce Discretionary	2.5%	█
		Industries < 2%	9.7%	█
		Other assets (net of liabilities)	3.7%	█

44	May 31, 2016	Semi-Annual Report

Sextant International Fund

Discussion of Fund Performance (unaudited)

(photo omitted)

Fiscal Year 2016

For the fiscal year ended November 30, 2016, the Sextant International Fund returned 0.49%, while the Fund's benchmark, the MSCI EAFE Index, returned -3.17%.

The Fund's annual expense ratio decreased to 1.00% from 1.04% because of the fulcrum element of the management fee. The Fund paid a year-end income dividend of 5¢ per share. Total Fund assets decreased by –20.5% in fiscal 2016. We continued our low portfolio turnover policy to reduce payment of capital gains distributions subject to income taxation.

Factors Affecting Past Performance

While international investing, as represented by the MSCI EAFE Index, continued its unrewarding streak in 2016, the Sextant International Fund provided relatively good returns for a dollar-based investor that does not invest in US markets. That was achieved through a combination of avoiding most major pitfalls, while also enjoying strong performance from several of our European and Latin American investments.

One pitfall we avoided was the European banking sector. We weren't completely unscathed as Spain's Banco Santander continued its multiyear decline, but it has been sold from the portfolio. On the other hand, our Canadian and Australian bank investments both did well. There has been some concern that Toronto-Dominion Bank and Australia & New Zealand Bank could be at risk from the frothy residential property markets in both countries, but they are well-managed institutions operating in rigorous regulatory environments with limits to housing risk-taking. At the same time, both currencies have stabilized against the US dollar.

The pitfall we failed to avoid was Health Care, which in 2016 underperformed around the world. We believe the macro factors benefiting Health Care are intact, although we are examining the sales growth potential of several long-term holdings.

In terms of active contributions to returns, Technology led the way after a difficult 2015. We did not add any new positions during the year but had confidence that our theses for existing holdings were intact and would be recognized. Dutch lithography leader ASML had been held back as the evolution to the newest lithography technology (Extreme Ultra Violet) was a difficult transition. Our checks indicated that the transition, while slower than initial expectations, was progressing. Latin American e-commerce leader MercadoLibre rebounded after economic and political tumult in Brazil and Argentina challenged the business over the previous two years. Meanwhile, software developer NICE Systems continued the strong performance it has enjoyed for several years running.

Industrials also provided a solid return, primarily supported by our investment in Panamanian airline Copa, which rebounded sharply during the year. Electric motor company Nidec and Dutch conglomerate Philips also contributed.

From a regional perspective, we are underrepresented in Japan and Australia, both of which performed well during the year. Any lost opportunity, however, was more than made up by our European investments, as well as the aforementioned Latin American stocks. UK-listed leisure company Belmond rebounded strongly, while chemicals giant BASF drove our German returns, and Wolters Kluwer, along with previously discussed ASML, made the Netherlands our most profitable market.

Looking Forward

While the United States appears on its way to exiting the drawn-out period of extraordinary monetary policy, European and Japanese central banks remain committed to slaying the deflationary dragon and continue to be aggressive in their money-creation activities. Europe appears to be having some success, but Japan less so. Regardless, both will benefit from the weakening of their currencies relative to the US dollar, and there are worse fates than being an exporter in either region.

While demographics are the bane of Japanese economic activity, politics represent the far greater threat in Europe. Except for the value of the British pound, the UK economy has held up better than expected since the Brexit vote but, then again, it has yet to leave the European Union. Across the continent, parties that are anti-the common currency, anti-EU, anti-immigration, and surprisingly pro-Putin are gaining popularity. Major elections will be held in Germany, France, and possibly Italy. How those elections turn out will have significant long-term consequences for the continent and could even upend the post-war order.

Management Fee Calculations

The Sextant International Fund calculates the performance part of its management fee by comparing the Fund's return to the average return of Morningstar's™ "Foreign Large Blend" category. The Fund's 12-month return (0.49%) was more than two percent above the Morningstar™ category average (-3.31%) at month-end November 30, 2016. Therefore, the basic annual management fee of 0.50% was increased by the maximum 0.20% to 0.70% for the month of December 2016.

Annual Report	November 30, 2016	45

Sextant International Fund

Schedule of Investments					As of November 30, 2016
Common Stocks — 96.3%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Communications

Telecom Carriers
BCE	50,000	$1,164,294	$2,154,000	Canada	3.5%
SK Telecom ADR	30,000	511,437	636,000	South Korea	1.0%
Telus	50,000	710,475	1,561,500	Canada	2.5%

		2,386,206	4,351,500		7.0%

Consumer Discretionary

Airlines
Copa Holdings, Class A	30,000	1,766,222	2,666,100	Panama	4.3%

Automobiles
Toyota Motor ADS	20,000	1,496,296	2,370,600	Japan	3.8%

E-Commerce Discretionary
MercadoLibre	10,000	829,340	1,578,200	Argentina	2.5%

Lodging
Belmond, Class A²	288,500	2,720,067	3,736,075	Bermuda	6.0%

		6,811,925	10,350,975		16.6%

Consumer Staples

Beverages
Fomento Economico Mexico ADS	30,000	1,614,722	2,341,500	Mexico	3.7%

Food & Drug Stores
Carrefour ADS	170,000	761,908	796,450	France	1.3%

Household Products
Unilever ADS	75,000	2,284,504	2,998,500	United Kingdom	4.8%

		4,661,134	6,136,450		9.8%

Energy

Integrated Oils
Statoil ADS	60,000	1,551,895	1,044,000	Norway	1.7%
Total ADS	45,000	2,528,346	2,144,700	France	3.4%

		4,080,241	3,188,700		5.1%

Financials

Banks
Australia & New Zealand Banking Group ADS	80,000	1,581,456	1,685,600	Australia	2.7%
Toronto-Dominion Bank	80,000	2,302,163	3,791,200	Canada	6.1%
		3,883,619	5,476,800		8.8%
Diversified Banks
Mitsubishi UFJ Financial Group ADR	200,000	960,000	1,200,000	Japan	1.9%

		4,843,619	6,676,800		10.7%

Continued on next page.

46	November 30, 2016	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant International Fund

Schedule of Investments					As of November 30, 2016
Common Stocks — 96.3%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Health Care

Health Care Supply Chain
Sinopharm Group	250,000	798,792	$1,165,515	China	1.8%

Large Pharma
Novartis ADR	40,000	1,987,297	2,750,400	Switzerland	4.4%
Novo Nordisk ADS	50,000	612,798	1,680,000	Denmark	2.7%
		2,600,095	4,430,400		7.1%

Medical Equipment
Koninklijke Philips	21,368	794,921	611,338	Netherlands	1.0%

Specialty Pharma
Shire ADS	10,000	359,660	1,746,000	Ireland	2.8%

		4,553,468	7,953,253		12.7%

Materials

Agricultural Chemicals
Potash Corp of Saskatchewan	39,000	914,639	710,970	Canada	1.1%

Specialty Chemicals
BASF ADR	40,000	2,888,666	3,427,600	Germany	5.5%

		3,803,305	4,138,570		6.6%

Technology

Application Software
Dassault Systemes ADR	50,000	1,727,827	3,802,500	France	6.1%
NICE Systems ADS	60,000	2,122,719	3,947,400	Israel	6.3%
		3,850,546	7,749,900		12.4%

Electronics Components
Nidec ADS	53,406	514,164	1,210,714	Japan	1.9%

Information Services
Wolters Kluwer	100,000	1,869,506	3,603,804	Netherlands	5.8%

Semiconductor Manufacturing
ASML	42,350	1,505,799	4,367,556	Netherlands	7.0%

		7,740,015	16,931,974		27.1%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2016	47

Sextant International Fund

Schedule of Investments					As of November 30, 2016
Common Stocks — 96.3%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Utilities

Utility Networks
Korea Electric Power ADS	20,000	$304,261	$395,800	South Korea	0.7%

		304,261	395,800		0.7%

Total investments		$39,184,174	60,124,022		96.3%
Other assets (net of liabilities)			2,288,080		3.7%
Total net assets			$62,412,102		100.0%
¹ Country of domicile ² Non-income producing security ³ Denotes a country or region of primary exposure ADS: American Depositary Share ADR: American Depositary Receipt

Countries	(unaudited)

Other assets (net of liabilities) 3.7% Weightings shown are a percentage of total net assets.

48	November 30, 2016	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant International Fund

Statement of Assets and Liabilities
As of November 30, 2016

Assets
Investments in securities, at value (Cost $39,184,174)	$60,124,022
Cash	1,908,487
Dividends receivable	522,454
Receivable for Fund shares sold	8,013
Receivable miscellaneous	15
Total assets	62,562,991
Liabilities
Accrued audit expenses	55,000
Payable for Fund shares redeemed	27,256
Payable advisory fees	25,927
Accrued trustee expenses	14,494
Accrued other expenses	12,577
Payable to affiliates	8,245
Distributions payable	3,971
Accrued distribution fees	3,419
Total liabilities	150,889
Net assets	$62,412,102

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$40,740,134
Undistributed net investment gain	868,348
Accumulated net realized loss	(135,940)
Unrealized net appreciation on investments	20,939,560
Net assets applicable to Fund shares outstanding	$62,412,102

Fund shares outstanding	4,344,372

Net asset value, offering, and redemption price per share	$14.37

Statement of Operations
Year ended November 30, 2016

Investment income
Dividend income (net foreign tax of $257,745)	$1,617,190
Miscellaneous income	54
Total investment income	1,617,244
Expenses
Investment adviser fees	359,812
Distribution fees	171,597
Audit fees	59,000
Chief Compliance Officer expenses	21,345
Filing and registration fees	19,061
Trustee fees	17,753
Printing and postage	15,118
Other expenses	11,059
Retirement plan custodial fees	6,733
Custodian fees	4,668
Legal fees	2,074
Total gross expenses	688,220
Less custodian fee credits	(4,668)
Net expenses	683,552
Net investment income	$933,692

Net realized gain from investments and foreign currency	$1,711,395
Net decrease in unrealized appreciation on investments	(2,649,048)
Net loss on investments	$(937,653)

Net decrease in net assets resulting from operations	$(3,961)

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2016	49

Sextant International Fund

Statements of Changes in Net Assets	Year ended Nov. 30, 2016	Year ended Nov. 30, 2015
Increase (decrease) in net assets from operations
From operations
Net investment income	$933,692	$1,363,362
Net realized gain (loss) on investments	1,711,395	(355,981)
Net decrease in unrealized appreciation	(2,649,048)	(5,976,716)
Net decrease in net assets	(3,961)	(4,969,335)
Distributions to shareowners from
Net investment income	(216,548)	(1,345,099)
Return of capital	-	(31,767)
Total distributions	(216,548)	(1,376,866)
Capital share transactions
Proceeds from sales of shares	5,375,482	7,651,821
Value of shares issued in reinvestment of dividends	212,577	1,357,046
Cost of shares redeemed	(21,250,952)	(27,817,215)
Net decrease in net assets	(15,662,893)	(18,808,348)
Total decrease in net assets	(15,883,402)	(25,154,549)

Net assets
Beginning of year	78,295,504	103,450,053
End of year	62,412,102	78,295,504

Undistributed net investment income	$868,348	$-

Shares of the Fund sold and redeemed
Number of shares sold	382,299	497,102
Number of shares issued in reinvestment of dividends	14,793	94,568
Number of shares redeemed	(1,507,490)	(1,822,951)
Net decrease in number of shares outstanding	(1,110,398)	(1,231,281)

Financial Highlights	For year ended November 30,
Selected data per share of outstanding capital stock throughout eachyear:	2016	2015	2014	2013	2012
Net asset value at beginning of year	$14.35	$15.47	$15.80	$14.85	$14.41
Income from investment operations
Net investment income	0.22	0.25	0.65	0.32	0.14
Net gains (losses) on securities (both realized and unrealized)	(0.15)	(1.11)	(0.35)	0.97	0.44
Total from investment operations	0.07	(0.86)	0.30	1.29	0.58
Less distributions
Dividends (from net investment income)	(0.05)	(0.25)	(0.63)	(0.34)	(0.14)
Distributions (from return of capital)	-	(0.01)	-	-	-
Total distributions	(0.05)	(0.26)	(0.63)	(0.34)	(0.14)
Paid-in capital from early redemption fees	n/a	n/a	n/a	0.00¹	0.00¹

Net asset value at end of year	$14.37	$14.35	$15.47	$15.80	$14.85

Total return	0.49%	(5.58)%	1.88%	8.67%	4.05%

Ratios / supplemental data
Net assets ($000), end of year	$62,412	$78,296	$103,450	$148,016	$183,732
Ratio of expenses to average net assets
Before custodian fee credits	1.00%	1.05%	0.80%	0.66%	1.10%
After custodian fee credits	1.00%	1.04%	0.79%	0.66%	1.10%
Ratio of net investment income after custodian fee credits to average net assets	1.36%	1.49%	3.58%	1.69%	0.98%
Portfolio turnover rate	0%	0%	3%	7%	10%
¹ Amount is less than $0.01

50	November 30, 2016	Annual Report	The accompanying notes are an integral part of these financial statements.

Notes To Financial Statements

NOTE 1 — Organization

Saturna Investment Trust (the "Trust") was established under Washington State Law as a business trust on February 20, 1987. The Trust is registered as an open-end, diversified management company under the Investment Company Act of 1940, as amended. Nine portfolio series have been created to date: Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, Sextant International Fund (each, a "Fund", and collectively, the "Funds"), Idaho Tax-Exempt Fund, Saturna Sustainable Equity Fund, and Saturna Sustainable Bond Fund. Idaho Tax-Exempt Fund, Saturna Sustainable Equity Fund, and Saturna Sustainable Bond Fund are offered through separate prospectuses, the results of which are contained in separate reports.

Sextant Growth (previously known as Idaho Limited Maturity Tax-Exempt Fund until October 12, 1990, then Northwest Growth Fund until September 28, 1995, when the investment objective of only Northwest stocks was changed) commenced operations as an equity fund on December 30, 1990. Sextant International and Sextant Short-Term Bond began operations September 28, 1995. Sextant Bond Income Fund (previously known as Washington Tax-Exempt Fund until September 28, 1995, when the investment objective of only Washington State Municipal Bonds was changed) began operations on March 1, 1993. Sextant Core Fund commenced operations March 30, 2007. Sextant Global High Income Fund commenced operations March 30, 2012.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services — Investment Companies".

Investment risks:
Growth, International, Core, Short-Term Bond, Bond Income, and Global High Income Funds: The value of each Fund's shares rises and falls as the value of the securities in which the Fund invests goes up and down. Fund share prices, yields, and total returns will change with market fluctuations as well as the fortunes of the countries, industries, and companies in which the Fund invests. The Funds do not use derivatives to hedge currency, interest rate, or credit risk.

Liquidity risk exists when particular investments are difficult to sell. If a Fund holds illiquid investments, its portfolio may be more difficult to value, especially in changing markets. Investments by a Fund in foreign securities and those that are thinly traded, such as lower quality issuers and smaller companies, tend to involve greater liquidity risk. If a Fund is forced to sell or unwind these investments to meet redemptions or for other cash needs, the Fund may suffer a penalty. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities, may be unable to achieve its investment objective.

Growth and Core Funds: Smaller companies involve higher investment risks in that they often have limited product lines, markets and resources, or their securities may trade less frequently and have greater price fluctuation than those of larger companies.

Growth stocks, which can be priced on future expectations rather than current results, may decline substantially when expectations are not met.

International, Core, Short-Term Bond, Bond Income, and Global High Income Funds: Foreign investing involves risks not normally associated with investing in US securities. These include fluctuations in currency exchange rates, less public information about securities, less governmental market supervision, and the lack of uniform financial, social, and political standards. Foreign investing heightens the risk of confiscatory taxation, seizure or nationalization of assets, currency controls, or adverse political or social developments that affect investments. The risks of investing in foreign securities are typically greater in less developed or emerging countries.

Core Fund: The Core Fund has the risks of growth stocks, foreign securities, credit, and interest rates — but these risks are mitigated by spreading its investments in both stocks and bonds, and by favoring income-producing securities and those of larger, more seasoned companies.

Short-Term Bond, Bond Income, Global High Income, and Core Funds: Bonds entail credit risk, which is the possibility that a bond will not be able to pay interest or principal when due. If the credit quality of a bond is perceived to decline, investors will demand a higher yield, which means a lower price on that bond to compensate for the higher level of risk.

Interest rate fluctuations affect bond prices and a Fund's net asset value, but not the income received by the Fund from its portfolio securities. Because prices and yields on debt securities vary over time, a Fund's yield also varies. Bonds with embedded callable options also contain an element of prepayment risk. When interest rates decline, issuers can retire their debt and reissue bonds at a lower interest rate. This hurts investors because yields available for reinvestment will have declined and upward price mobility on callable bonds is generally limited by the call price.

Global High Income Fund: Issuers of high-yield securities are generally not as strong financially as those issuing higher quality securities. These issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest, principal, and dividend payments as expected. The prices of high-yield securities generally fluctuate more than those of higher quality. High-yield securities are generally more illiquid (harder to sell) and harder to value.

The Funds may invest substantially in one or more sectors, which can increase volatility and exposure to issues specific to a particular sector or industry.

NOTE 2 — Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Funds in preparation of their financial statements.

Security valuation:
Investments in securities traded on a national securities exchange and over-the-counter securities for which sale prices are available are valued at that price. Securities for which there are no sales are valued at the latest bid price.

Debt securities are valued using bid-side valuations provided by an independent service. The service determines valuations using factors such as yields or prices of bonds of comparable quality, type of issue, coupon maturity, ratings, trading activity, and general market conditions.

Fixed-income debt instruments, such as commercial paper, bankers' acceptances and US Treasury Bills, with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Foreign markets may close before the time as of which the Funds' share prices are determined. Because of this, events occurring after the close and before the determination of the Funds' share prices may have a material effect on the values of some or all of the Funds' foreign securities. To account for this, the Funds may use outside pricing services for valuation of their non-US securities.

Annual Report	November 30, 2016	51

Notes To Financial Statements (continued)

The following is a summary of the inputs used as of November 30, 2016, in valuing the Funds' investments carried at value:

Funds	Level 1	Level 2	Level 3	Total
Short-Term Bond
Corporate Bonds¹	$-	$8,564,448	$-	$8,564,448
Government Bonds¹	$-	$1,249,383	$-	$1,249,383
Total	$-	$9,813,831	$-	$9,813,831

Bond Income
Corporate Bonds¹	$-	$5,863,669	$-	$5,863,669
Government Bonds¹	$-	$1,294,324	$-	$1,294,324
Municipal Bonds¹	$-	$1,928,309	$-	$1,928,309
Total	$-	$9,086,302	$-	$9,086,302

Core
Common Stocks
Communications	$247,127	$-	$-	$247,127
Consumer Discretionary	332,100	-	-	332,100
Consumer Staples	641,945	-	-	641,945
Energy	308,285	-	-	308,285
Financials	615,045	149,245	-	764,290
Health Care	555,738	-	-	555,738
Industrials	375,788	-	-	375,788
Materials	436,841	-	-	436,841
Technology	936,836	-	-	936,836
Utilities	142,788	-	-	142,788
Total Common Stocks	$4,592,493	$149,245	$-	$4,741,738
Corporate Bonds¹	$-	$2,215,180	$-	$2,215,180
Government Bonds¹	$-	$642,607	$-	$642,607
Municipal Bonds¹	$-	$559,183	$-	$559,183
Total	$4,592,493	$3,566,215	$-	$8,158,708

Global High Income
Common Stocks
Communications	$274,240	$-	$-	$274,240
Energy	850,652	-	-	850,652
Financials	400,820	129,345	-	530,165
Health Care	247,793	-	-	247,793
Industrials	-	297,120	-	297,120
Materials	562,505	-	-	562,505
Technology	418,720	-	-	418,720
Total Common Stocks	$2,754,730	$426,465	$-	$3,181,195
Corporate Bonds¹	$-	$2,736,766	$-	$2,736,766
Government Bonds¹	$-	$703,593	$-	$703,593
Municipal Bonds¹	$-	$266,127	$-	$266,127
Total	$2,754,730	$4,132,951	$-	$6,887,681

Growth
Common Stocks¹	$32,739,634	$-	$-	$32,739,634
Total	$32,739,634	$-	$-	$32,739,634

52	November 30, 2016	Annual Report

Notes To Financial Statements (continued)

International
Common Stocks
Communications	$4,351,500	$-	$-	$4,351,500
Consumer Discretionary	10,350,975	-	-	10,350,975
Consumer Staples	6,136,450	-	-	6,136,450
Energy	3,188,700	-	-	3,188,700
Financials	6,676,800	-	-	6,676,800
Health Care	6,787,738	1,165,515	-	7,953,253
Materials	4,138,570	-	-	4,138,570
Technology	13,328,170	3,603,804	-	16,931,974
Utilities	395,800	-	-	395,800
Total	$55,354,703	$4,769,319	$-	$60,124,022

¹ See Schedule of Investments for industry breakout.

During the period ended November 30, 2016, no Fund had transfers between Level 1 and Level 2. Sextant Global High Income Fund transferred securities from Level 3 to Level 2 due to the securities being priced using other observable inputs supported by an independent pricing service.

In cases in which there is not a readily available market price, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Security transactions are recorded on the trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Foreign currency:
Investment securities and other assets and liabilities denominated in foreign currencies are translated into US dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into US dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

Share valuation:
The net asset value ("NAV") per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds' shares are not priced or traded on days the New York Stock Exchange is closed. The NAV is the offering and redemption price per share.

Fair value measurements:
Accounting Standards Codification (ASC) 820 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized below.

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 — Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Global High Income Level 3 Roll-Forward Municipal Securities
Beginning balance	$160,055
Total unrealized losses	2,814
Transfers in to and/or out of Level 3	(162,869)
Ending Balance	$-

The Fund recognizes transfers of the end of the reporting period.

Annual Report	November 30, 2016	53

Notes To Financial Statements (continued)

Investment concentration:
The Funds may have deposits of cash with the custodian from time to time for one or more reasons. "Other assets (net of liabilities)" in the Funds' Schedules of Investments primarily represents cash on deposit with the custodian. Cash on deposit will vary widely over time. Accounting Standards Codification ("ASC") 825, "Financial Instruments," identifies these items as a concentration of credit risk. The risk is managed by careful financial analysis and review of the custodian's operations, resources, and protections available to the Trust. This process includes evaluation of other financial institutions providing investment company custody services.

Federal income taxes:
The Funds intend to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Funds' tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2013 — 2015) or expected to be taken in the Funds' 2016 tax returns. The Funds identify their major tax jurisdictions as US federal and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Reclassification of capital accounts:
Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. As of November 30, 2016, the reclassification of capital accounts were as follows:

	Short-Term Bond	Bond Income
Undistributed net investment income	$-	$199
Accumulated gains (losses)	3,883	12,723
Paid-in capital	(3,883)	(12,922)

	Core	Global High Income
Undistributed net investment income	$(595)	$(2,282)
Accumulated gains (losses)	595	2,282
Paid-in capital	-	-

	Growth	International
Undistributed net investment income	$-	$151,204
Accumulated gains (losses)	-	32,300
Paid-in capital	-	(183,504)

These reclassifications were due to the treatment of foreign currencies expiring capital loss carryforwards.

Distributions to shareowners:
For the Sextant Short-Term Bond Fund and Sextant Bond Income Fund, dividends to shareowners from net investment income are paid daily and distributed on the last business day of each month. For the Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, and Sextant International Fund, dividends to shareowners from net investment income are payable at the end of each November. Distributions of capital gains, if any, are made at least annually, and as required to comply with federal excise tax requirements. Distributions to shareowners are determined in accordance with income tax regulations and are recorded on the ex-dividend date. Dividends are paid in shares of the Funds, at the net asset value on the payable date. Shareowners may elect to take distributions if they total $10 or more in cash.

Use of estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign taxes:
Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country's tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction's legal obligation to pay reclaims as well as payment history and market convention.

Other:
Interest income is recognized on an accrual basis. Premiums on securities purchased are amortized, and discounts are accreted over the lives of the respective securities. Dividends from equity securities are recorded as income on the ex-dividend date.

Recent accounting pronouncement:
In May 2015, the FASB issued ASU No. 2015-07 "Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)." The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund's financial statements and related disclosures.

54	November 30, 2016	Annual Report

Notes To Financial Statements (continued)

NOTE 3 — Transactions with Affiliated Persons

Under contracts approved annually by the Trust's independent trustees, Saturna Capital Corporation provides investment advisory services and certain other administrative services required to conduct Trust business. Expenses incurred by the Trust on behalf of the Funds (e.g., legal fees) are allocated to the Funds on the basis of relative daily average net assets. For such services, each of the Funds pays the adviser a base Investment Advisory and Administrative Services Fee of 0.50% of average net assets per annum, payable monthly for each of the Funds. In addition, the adviser has agreed to certain limits on other expenses, as described below.

The base Advisory Fee is subject to adjustment up or down depending on the investment performance of the Fund relative to a specified index.

  For each month in which the Fund's total investment return (change in net asset value plus all distributions reinvested) for the one year period through that month outperforms or underperforms the total return of a specified index for that period by 1% or more but less than 2%, the Base Fee is increased or decreased by the annual rate of .10% of the Fund's average daily net assets for the preceding year.
  If the outperformance or underperformance is 2% or more, then the adjustment is at the annual rate of .20%.

The Adviser has voluntarily undertaken to limit expenses of Sextant Global High Income and Sextant Bond Income Fund to 0.90%, and Sextant Short-Term Bond Fund to 0.75%, through March 31, 2017. It waives its investment advisory and administrative fee to Sextant Short-Term Bond Fund and Sextant Bond Income Fund completely should assets of such Fund be less than $2 million. For the year ended November 30, 2016, the advisory fees incurred were as follows:

	Adviser Fees	Adviser Fees Waived	Expense Reimbursement
Short-Term Bond	$40,216	$(31,468)	$-
Bond Income	37,913	(11,200)	-
Core	37,248	-	-
Global High Income	32,813	(18,635)	-
Growth	93,790	-	-
International	$359,812	$-	$-

In accordance with the expense limitation noted above, for the year ended November 30, 2016, Saturna Capital waived a portion of the advisory fees of the Sextant Short-Term Bond Fund, Sextant Bond Income Fund, and Sextant Global High Income Fund. The adviser cannot recoup previously waived fees.

Saturna Brokerage Services, Inc. ("SBS"), a discount brokerage and subsidiary of Saturna Capital Corporation, is registered as a broker-dealer and acts as distributor. On October 3, 2006, The Funds adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. The plan provides that the Funds will pay a fee to SBS at an annual rate of .25% of the average net assets of the Funds. During the fiscal year ended November 30, 2016, the Trust paid SBS the following amounts:

12b-1 Fees
Short-Term Bond	$20,108
Bond Income	22,476
Core	21,860
Global High Income	17,812
Growth	99,471
International	$171,597

SBS is used to effect portfolio transactions for the Trust. SBS currently executes portfolio transactions without commission. Transactions effected through other brokers are subject to commissions payable to that broker.

Saturna Trust Company ("STC"), a subsidiary of Saturna Capital, acts as retirement plan custodian for Fund shareowners. Each Fund pays an annual fee of $10 per account for retirement plan services to Saturna Trust Company. For the year ended November 30, 2016, the Funds incurred the following amounts:

Retirement plan custodial fees
Short-Term Bond	$3,680
Bond Income	2,733
Core	2,920
Global High Income	1,110
Growth	9,049
International	$6,733

Mr. Nicholas Kaiser serves as a trustee and president of the Trust. He is also a director and the chairman of Saturna Capital and Saturna Trust Company. Mr. Kaiser is not compensated by the Trust. For the year ended November 30, 2016, the Trust incurred compensation expenses of $29,000 which is included in $42,867 of total expenses for the independent Trustees. The Sextant Funds paid $24,780 of these total expenses.

The officers of the Trust are paid by Saturna Capital, not the Trust, except the Chief Compliance Officer, who may be partially compensated by the Trust. For the year ended November 30, 2016, the Funds paid the following compensation expenses for the Chief Compliance Officer:

Chief Compliance Officer
Short-Term Bond	$2,236
Bond Income	2,326
Core	2,353
Global High Income	2,015
Growth	13,060
International	$21,345

On November 30, 2016, the trustees, officers, and their affiliates as a group owned 35.94%, 28.26%, 41.58%, 52.63%, 14.34% and 6.86% of the outstanding shares of Short-Term Bond, Bond Income, Core, Global High Income, Growth, and International Funds, respectively.

Annual Report	November 30, 2016	55

Notes To Financial Statements (continued)

NOTE 4 — Distributions to Shareowners

The tax characteristics of distributions paid during the fiscal years ended November 30, 2015, and 2016, were as follows:

	Year ended Nov. 30, 2016	Year ended Nov. 30, 2015
Short-Term Bond Fund
Ordinary income	$84,169	$82,326
Bond Income Fund
Ordinary income	256,646	264,141
Core Fund
Ordinary income	-	193,556
Long-term capital gain¹	-	257,851
Global High Income Fund
Ordinary income	-	382,139
Growth Fund
Ordinary income	29,765	76,776
Long-term capital gain¹	1,067,190	4,478,604
International Fund
Ordinary income	216,548	1,345,099
Return of capital	-	31,767

¹Long-Term Capital Gain dividend designated pursuant to Section 852(b)(3) of the Internal Revenue Code.

NOTE 5 — Federal Income Taxes

The cost basis of investments for federal income tax purposes at November 30, 2016 was as follows:

	Short-Term Bond	Bond Income
Cost of investments	$9,847,459	$8,951,758
Gross tax unrealized appreciation	17,203	321,415
Gross tax unrealized depreciation	(50,831)	(186,871)
Net tax unrealized appreciation (depreciation)	(33,628)	134,544

	Core	Global High Income
Cost of investments	$7,393,371	$7,334,291
Gross tax unrealized appreciation	996,063	414,904
Gross tax unrealized depreciation	(230,726)	(861,514)
Net tax unrealized appreciation (depreciation)	765,337	(446,610)

	Growth	International
Cost of investments	$23,662,077	$39,184,174
Gross tax unrealized appreciation	10,134,750	22,485,161
Gross tax unrealized depreciation	(1,057,193)	(1,545,313)
Net tax unrealized appreciation	9,077,557	20,939,848

As of November 30, 2016, components of distributable earnings on a tax basis were as follows:

Short-Term Bond
Undistributed ordinary income	$1,174
Tax accumulated earnings	1,174
Unrealized depreciation	(33,628)
Total accumulated losses	(32,454)

Bond Income
Accumulated capital losses	$(48,197)
Unrealized appreciation	134,544
Total accumulated earnings	86,347

Core
Undistributed ordinary income	$132,290
Tax accumulated earnings	132,290
Accumulated capital losses	(217,842)
Unrealized appreciation	765,337
Other unrealized losses	(46)
Total accumulated earnings	679,739

Global High Income
Undistributed ordinary income	$337,964
Tax accumulated earnings	337,964
Accumulated capital losses	(20,078)
Unrealized depreciation	(446,610)
Other unrealized losses	(1,108)
Total accumulated losses	(129,832)

Growth
Undistributed ordinary income	$153,684
Tax accumulated earnings	153,684
Unrealized appreciation	9,077,557
Total accumulated earnings	9,231,241

International
Undistributed ordinary income	$868,348
Tax accumulated earnings	868,348
Accumulated capital losses	(135,940)
Unrealized appreciation	20,939,848
Other unrealized losses	(288)
Total accumulated earnings	21,671,968

56	November 30, 2016	Annual Report

Notes To Financial Statements (continued)

As of November 30, 2016, the Funds had capital loss carryforwards as follows, subject to regulation. The Registered Investment Company Modernization Act requires that the Funds use long-term and short-term loss carryforwards with unlimited expiration prior to those with an expiration. Prior to their expiration, such loss carryforwards may be used to offset future new capital gains realized for federal income tax purposes.

	Carryforward	Expiration
Bond Income
	$20,467	2017
Long-term loss carryforward	27,730	Unlimited
	48,197

Core
Short-term loss carryforward	$55,801	Unlimited
Long-term loss carryforward	162,041	Unlimited
	217,842

Global High Income
Long-term loss carryforward	$20,078	Unlimited
	20,078

International
	$135,940	2019
	135,940

NOTE 6 — Investments

Investment transactions other than short-term investments for the fiscal year ended November 30, 2016, were as follows:

	Purchases	Sales
Short-Term Bond	$3,582,632	$866,739
Bond Income	2,582,687	938,013
Core	3,450,330	3,138,679
Global High Income	1,760,774	1,746,700
Growth	9,219,006	25,674,960
International	$ -	$13,727,230

NOTE 7 — Custodian

Under agreements in place with the Trust's custodian, Bank of New York Mellon, custody fees are reduced by credits for cash balances. Such reductions for the fiscal year ended November 30, 2016, were as follows:

Custodian Fee Credits
Short-Term Bond	$371
Bond Income	412
Core	478
Global High Income	544
Growth	1,881
International	4,668

NOTE 8 — Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

The Funds declared the payment of a distribution to be paid on December 30, 2016, to all shareowners of record on December 29, 2016, as follows:

	Dividend Income	Short-Term Capital Gain	Long-Term Capital Gain
Short-Term Bond	$0.00539	$-	$-
Bond Income	0.01224	-	-
Core	0.16871	-	-
Global High Income	0.44063	-	-
Growth	0.08894	-	-
International	$0.13976	$-	$-

Dividend income distributions paid by Short-Term Bond and Bond Income Funds were accrued daily.

There were no other events or transactions during the period that materially impacted the amounts or disclosures in the Funds' financial statements.

Annual Report	November 30, 2016	57

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Saturna Investment Trust,

We have audited the accompanying statement of assets and liabilities of Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, and Sextant International Fund, each a series of Saturna Investment Trust (the "Trust"), including the schedules of investments, as of November 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, except with respect for Sextant Global High Income Fund, the financial highlights for each of the four years in the period then ended and for the period March 30, 2012 (commencement of operations) to November 30, 2012. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, and Sextant International Fund as of November 30, 2016, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
January 30, 2017

/s/ Tait, Weller & Baker LLP
Tait, Weller & Baker LLP

58	November 30, 2016	Annual Report

Expenses

(unaudited)

All mutual funds have operating expenses. As a Sextant Fund shareowner, you incur ongoing costs, including management fees, distribution (or service) 12b-1 fees, and other fund expenses such as shareowner reports (such as this one). Operating expenses, which are deducted from a fund's gross earnings, directly reduce the investment return of a fund. Mutual funds (unlike other financial investments) only report their results after deduction of operating expenses.

With the Sextant Funds, unlike many other mutual funds, you do not incur sales charges (loads) on purchases, reinvested dividends, or other distributions. You do not incur redemption fees or exchange fees. You may incur fees related to extra services requested by you for your account, such as bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Examples

The following example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2016, to November 30, 2016).

Actual Expenses

The first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The Funds may charge for extra services (such as domestic bank wires, international bank wires, or overnight courier delivery of redemption checks) rendered on request, which you may need to estimate to determine your total expenses.

Hypothetical Example For Comparison Purposes

The second line provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as charges for extra services like bank wires.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees (note that the Sextant Funds do not charge any such transactional costs) . Therefore, the "Hypothetical" line of each fund is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value (June 1, 2016)	Ending Account Value (November 30, 2016)	Expenses Paid During Period¹	Annualized Expense Ratio
Short-Term Bond Fund
Actual	$1,000	$1,000.90	$3.76	0.75%
Hypothetical (5% return before expenses)	$1,000	$1,021.24	$3.80	0.75%

Bond Income Fund
Actual	$1,000	$992.20	$4.40	0.88%
Hypothetical (5% return before expenses)	$1,000	$1,020.58	$4.47	0.88%

Core Fund
Actual	$1,000	$996.50	$5.31	1.06%
Hypothetical (5% return before expenses)	$1,000	$1,019.68	$5.37	1.06%

Global High Income Fund
Actual	$1,000	$1,094.20	$4.71	0.90%
Hypothetical (5% return before expenses)	$1,000	$1,020.50	$4.55	0.90%

Growth Fund
Actual	$1,000	$1,022.30	$3.99	0.79%
Hypothetical (5% return before expenses)	$1,000	$1,021.06	$3.98	0.79%

International Fund
Actual	$1,000	$1,013.30	$5.79	1.15%
Hypothetical (5% return before expenses)	$1,000	$1,019.25	$5.81	1.15%

¹ Expenses are equal to the annualized expense ratio indicated above (based on the most recent semi-annual period of June 1, 2016, through November 30, 2016), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report	November 30, 2016	59

Trustees and Officers

(unaudited)

Name (Age) and Address		Position(s) Held with Trust and Number of Saturna Fund Portfolios Overseen	Principal occupation(s) during past 5 years, including Directorships	Other Directorships held by Trustee
Independent Trustees
(photo omitted)	John E. Love (84) 1300 N. State Street Bellingham WA 98225	Chairman (since 2006); Independent Trustee (since 1987); Nine	Owner, J.E. Love Co., (agricultural equipment manufacturer)	None
(photo omitted)	Gary A. Goldfogel, MD (58) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 1995); Nine	Medical Examiner (pathologist) Owner, Avocet Environmental Testing (laboratory)	None
(photo omitted)	Herbert G. Grubel, PhD (82) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2005); Nine	Senior Fellow, Fraser Institute; Professor (Emeritus) of Economics, Simon Fraser University Author	Amana Mutual Funds Trust (retired 2011)
(photo omitted)	Ronald H. Fielding, MA, MBA, CFA (67) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2009); Thirteen	Director, ICI Mutual Insurance Company	Amana Mutual Funds Trust
Interested Trustee
(photo omitted)	Nicholas F. Kaiser, MBA, CFA (70) 1300 N. State Street Bellingham WA 98225	President, Trustee¹ (since 1990); Thirteen	Chairman and Director, Saturna Capital Corporation Chairman, Director, and President, Saturna Trust Company Former Director, Saturna Brokerage Services	Amana Mutual Funds Trust

60	November 30, 2016	Annual Report

Trustees and Officers

(continued)	(unaudited)

Name (Age) and Address		Position(s) held with Trust and Number of Saturna Fund Portfolios Overseen	Principal occupation(s) during past 5 years, including Directorships	Other Directorships held by Trustee
Officers Who Are Not Trustees
(photo omitted)	Phelps S. McIlvaine (63) 1300 N. State Street Bellingham, WA 98225	Vice President (since 1994); N/A	Vice President, Saturna Capital Corporation Director, Vice President, and former Treasurer Saturna Brokerage Services	N/A
(photo omitted)	Christopher R. Fankhauser (44) 1300 N. State Street Bellingham, WA 98225	Treasurer¹ (since 2002); N/A

Chief Operations Officer, Saturna Capital Corporation

Vice President and Chief Operations Officer, Saturna Brokerage Services

Director, Vice President, and Chief Operations Officer, Saturna Trust Company

N/A
(photo omitted)	Michael E. Lewis (55) 1300 N. State Street Bellingham, WA 98225	Chief Compliance Officer¹ (since 2012); N/A	Chief Compliance Officer, Saturna Capital, Saturna Trust Company, and Affiliated Funds	N/A
(photo omitted)	Thomas R. Phillips (56) 1300 N. State Street Bellingham, WA 98225	Secretary (since 2015); N/A	Chief Legal Officer, Saturna Capital Corporation Former Partner and Deputy General Counsel, Lord Abbett & Co. LLC	N/A
(photo omitted)	Jacob A. Stewart (36) 1300 N. State Street Bellingham, WA 98225	Anti-Money Laundering Officer¹ (since 2015); N/A	Anti-Money Laundering Officer, Saturna Capital Corporation, Saturna Brokerage Services Chief Compliance Officer, Saturna Brokerage Services Bank Secrecy Act Officer, Saturna Trust Company	N/A

Term of Office: each Trustee serves for the lifetime of the Trust or until he dies, resigns, is removed, or not re-elected by the shareowners. Each officer serves a one-year term subject to annual reappointment by the Trustees.

The Trust's Statement of Additional Information, available without charge upon request by calling Saturna Capital at 1-800-728-8762 and on the Funds' website, www.sextantfunds.com, includes additional information about the Trustees.

On November 30, 2016, the trustees, officers, and their affiliates as a group owned 36.0%, 28.3%, 41.6%, 52.6%, 14.3% and 6.9% of the outstanding shares of Short-Term Bond, Bond Income, Core, Global High Income, Growth and International Funds, respectively. Saturna Capital Corporation is the Trust's adviser and Saturna Brokerage Services, Inc. is the Trust's distributor.

During the year ended November 30, 2016, the Independent Trustess were each paid by the Trust: (1) $2,000 annual retainer plus $1,000 per board meeting attended (in person or by phone), plus reimbursement of travel expenses; (2) $250 for committee meetings; and (3) $250 per quarter for serving as chariman of the board or any committee.

As of November 30, 2016, all Trustees owned shares in one or more Saturna Investment Trust Funds.

Mr. Kaiser is an Interested Trustee by reason of his positions with the Trust's adviser (Saturna Capital Corporation) and underwriter (Saturna Brokerage Services), and is the primary manager of the Saturna Sustainable Equity Fund and Sextant International Fund portfolios. He is paid by Saturna Capital a salary, plus a bonus for each month the Saturna Sustainable Equity Fund or Sextant International Fund portfolios earn a 4 or 5 star rating from Morningstar (see www.saturna.com). The officers are paid by Saturna Capital and not the Trust. As of November 30, 2016, all Saturna Capital employees listed above as officers owned shares in one or more of the Saturna Investment Trust funds, with Mr. Kaiser owning (directly or indirectly) over $10 million.

¹ Holds the same postion with Amana Mututal Funds Trust

Annual Report	November 30, 2016	61

Renewal of Investment Advisory Contract

(unaudited)

During their meeting of September 24, 2016 the Trustees of Saturna Investment Trust discussed the continuance of the Investment Advisory and Administration Agreements between each of the Sextant Funds (Bond Income Fund, Global High Income Fund, Growth Fund, International Fund, Core Fund, and Short-Term Bond Fund) (the "Funds") and Saturna Capital Corporation ("Saturna"). In considering the renewal of the agreements with Saturna, the Trustees discussed the nature, extent, and quality of the services provided by Saturna to the Trust and each of the Funds. The Trustees considered that the Funds offer a full range of high-quality investor services. The Trustees discussed Saturna's experience, ability, and commitment to quality service through performing internally such functions as shareowner servicing, administration, retirement plan and trust services, accounting, marketing, and distribution — all in addition to investment management.

The Trustees took into consideration Saturna's continued avoidance of significant operational and compliance problems, plus its investments in infrastructure, information management systems, personnel, training, and investor education materials, all designed to provide high quality investor services and meet investor needs. They recognized Saturna's efforts to recruit and retain increasingly qualified, experienced, and specialized staff and improve the capital base on which Saturna operates, which the Trustees believe is important to the long-term success of the Funds. They appreciate Saturna's focus on investors and its efforts to avoid potential conflicts of interest.

The Trustees considered the investment performance of each Fund over time, including each Fund's average annual total returns relative to its benchmark for the one-, three-, five-, and 10-year periods, all as of July 31, 2016. The Trustees also considered comparative information published by Morningstar Inc. ("Morningstar"), an independent data service provider that, among other things, ranks mutual fund performance within categories comprised of similarly managed funds. The Trustees considered and discussed at length each Fund's performance relative to the Fund's Morningstar category for the one-, three-, five-, and 10-year periods ended August 31, 2016. The Trustees also considered each Fund's Morningstar performance rankings (one through five stars) for the one-, three-, five-, and 10-year periods, ended as of July 31, 2016, and also noted the recent sustainability ratings assigned to some of the Funds by Morningstar. In addition, the Trustees also considered each Fund's performance ranking relative to the Fund's category selected by Lipper, Inc.

With respect to long-term (10-year) performance, the Trustees found that the investment performance of the Sextant International Fund, both in absolute numbers and relative to the Fund's Morningstar category remained strong. The Trustees noted that the Fund's average annual total return for the ten-year period ended on August 31, 2016 exceeded the Morningstar category average and the Fund outperformed its benchmark during the same period. The Trustees noted that Sextant Growth Fund, Sextant Short-Term Bond Fund, and Sextant Bond Income Fund each had underperformed their respective Morningstar category averages and benchmarks for the same 10-year period.

The Trustees considered the short- and medium-term performance of the Funds, noting that each Fund's average annual total return for the five-year period ended on August 31, 2016 was below the respective Morningstar category average for the same period. The Trustees noted that for the three-year period ended on August 31, 2016, Sextant Bond Income Fund, and Sextant Growth Fund each underperformed their respective Morningstar category averages, while Sextant Global High Income Fund, Sextant International Fund, and Sextant Short-Term Bond Fund each outperformed their respective Morningstar category average. The Trustees also considered the Funds' short-term performance, noting that for the one-year period ended on August 31, 2016, Sextant Bond Income Fund, Sextant Growth Fund, and Sextant Short-Term Bond Fund each underperformed their respective Morningstar category averages, while Sextant Core Fund, Sextant Global High Income Fund, and Sextant International Fund each outperformed their respective Morningstar category averages.

The Trustees noted the risk-averse investment style and other factors, which can affect a Fund's performance relative to the Fund's broader Morningstar categories. The Trustees noted instances where a Fund had underperformed relative to its Morningstar category average during a period, but had outperformed the Fund's benchmark during the same period. The Trustees also noted certain differences between a Fund and the peer funds within the relevant Morningstar category, including differences in investment strategies and asset size. The Trustees found that Saturna continued to manage the Funds in a manner that is designed to be risk-averse and attractive to long-term investors. The Trustees discussed and considered the efforts of Saturna to make additional resources available to assist in managing the Funds. The Trustees also considered Saturna's focus on improving investment performance without incurring materially higher levels of risk.

The Trustees also considered the performance and expenses of each Fund as compared to a smaller group of funds with similar assets and investment objectives and strategies. The Trustees considered these comparative performance expense data, along with the comparative data published by Morningstar and each Fund's performance relative to its benchmark, to evaluate each Fund's performance over near-term and long-term time periods.

The Trustees also reviewed the fees and expenses of the Funds and considered the components of each Fund's operating expenses. The Trustees noted the steps that Saturna has undertaken to maintain competitive levels of Fund operating expenses. They noted the significant sponsorship of the Funds by Saturna evidenced, in part, by the amount of fees and expenses paid by Saturna out of its own resources (known as "revenue sharing") to unaffiliated intermediaries, as well as Saturna's initiatives to reduce its advisory fees. Recognizing that Saturna pays certain fees and expenses that are often borne by funds, the Trustees appreciated

62	November 30, 2016	Annual Report

Renewal of Investment Advisory Contract

(continued)	(unaudited)

Saturna's efforts to help make the Funds more widely available and less expensive than would otherwise be the case without Saturna's efforts.

The Trustees recognized that the Funds remain relatively small and there have not been opportunities to consider economies of scale. The Trustees noted that Saturna continues to operate the Funds, oftentimes at considerable costs to itself.

The Trustees reviewed Saturna's financial information and discussed the issue of Saturna's profitability as related to management and administration of the Trust. They discussed the reasonableness of Saturna's profitability as part of their evaluation of whether the advisory fees bear a reasonable relationship to the mix of services provided by Saturna, including the nature, extent, and quality of such services.

The Trustees considered and compared the fees charged by Saturna to other types of accounts, including non-mutual fund advisory clients. The Trustees noted the differences between the full range of services Saturna provides to the Funds, including investment advisory services, transfer agency services, shareholder services, and other services, as compared to the investment advisory services provided to the other advisory accounts.

The Trustees considered potential benefits to Saturna's other business lines from acting as investment adviser to the Funds, but also recognized that Saturna's other business lines benefit the Funds. The Trustees also noted that there were no soft dollar arrangements with respect to trading in the Funds' portfolios. The Trustees considered whether there are other potential benefits to Saturna in continuing to manage the Funds and the Trustees found that there were no material benefits other than Saturna's receipt of advisory fees and the fact that Saturna Brokerage Services, a wholly owned subsidiary of Saturna, receives distribution and shareholder services fees under Rule 12b-1, which it would not otherwise receive if Saturna did not serve as the investment manager for the Funds. The Trustees also noted that Saturna Brokerage Services voluntarily waives brokerage commissions for executing Fund portfolio transactions, resulting in lower transaction costs.

The Trustees concluded that the fees paid by the Funds to Saturna were, from an arm's-length bargaining perspective, reasonable and in the best interest of the Funds and their shareowners in light of the services provided, comparative performance, expense and advisory fee information, costs of services provided, profits to be realized, and benefits derived or to be derived by Saturna from its relationship with the Funds. Following this discussion, the Trustees unanimously agreed to renew the agreements of Sextant Bond Income Fund, Sextant Global High Income Fund, Sextant Growth Fund, Sextant International Fund, Sextant Core Fund, and Sextant Short-Term Bond Fund, with Saturna Capital Corporation.

Annual Report	November 30, 2016	63

Availability of Portfolio Information

(1) The Sextant Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.

(2) The Funds' Forms N-Q are available on the SEC's website at www.sec.gov and at www.sextantfunds.com.

(3) The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

(4) The Funds make a complete schedule of portfolio holdings after the end of each month available to investors at ww.sextantfunds.com.

Householding Policy

To reduce expenses, we may mail only one copy of the Funds' prospectus, each annual and semi-annual report, and proxy statements when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 1-800-728-8762 or write to us at Saturna Capital/Sextant Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies 30 days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 1-800-728-8762 or write to us at Saturna Capital/Sextant Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

Availability of Proxy Voting Information

(1) A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds' website at www.sextantfunds.com; and (c) on the SEC's website at www.sec.gov.

(2) Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds' website at www.sextantfunds.com; and (c) on the SEC's website at www.sec.gov.

Privacy Statement

At Saturna Capital and Saturna Investment Trust, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain nonpublic information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareowner reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies' use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information, please call us at 1-800-728-8762.

(logo omitted) Saturna Capital 1300 North State Street Bellingham, WA 98225 www.saturna.com 1-800-728-8762

This report is issued for the information of the shareowners of the Funds. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Funds. The Sextant Funds are series of Saturna Investment Trust.

Saturna Brokerage Services, Distributor

♻ This report is printed on paper with a minimum of 30% post-consumer fiber using soy-based inks. It is 100% recyclable.

Sustainable Equity	SEEFX	Sustainable Bond	SEBFX

Saturna Sustainable Funds

Annual Report     November 30, 2016

Performance Summary (as of December 31, 2016)

(unaudited)

Average Annual Returns (before any taxes paid by shareowners)

	1 Year	3 Year	5 Year	10 Year	Expense Ratio¹
Sustainable Equity Fund (SEEFX)	-1.43%	n/a	n/a	n/a	1.23%
S&P Global 1200 Index	8.87%	4.43%	10.90%	4.50%	n/a

Sustainable Bond Fund (SEBFX)	1.85%	n/a	n/a	n/a	1.02%
Citi WorldBIG Index	1.95%	-0.18%	0.29%	3.36%	n/a

Performance data quoted in this report represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-800-728-8762 or visiting www.saturnasustainable.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Funds that invest in foreign securities may involve greater risk, including political and economic uncertainties of foreign countries as well as the risk of currency fluctuations.

A note about risk: Please see Notes to Financial Statements beginning on page 20 for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see the Funds' prospectus or each Fund's summary prospectus.

A Fund's 30-Day Yield, sometimes referred to as "standardized yield" or "SEC yield," is expressed as an annual percentage rate using a method of calculation adopted by the Securities and Exchange Commission (SEC). The 30-Day Yield provides an estimate of a Fund's investment income rate, but may not equal the actual income distribution rate.

¹ By regulation, expense ratios shown in these tables are as stated in the Funds' most recent Prospectus, dated March 29, 2016, and incorporate results for the fiscal year ended November 30, 2015. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different periods. Also by regulation, the performance in this table represents the most recent quarter-end performance rather than performance through the Funds' most recent fiscal period. Saturna Capital, the Fund's adviser, has voluntarily capped actual expenses of the Sustainable Equity Fund at 0.99% and actual expenses of the Sustainable Bond Fund at 0.89% through March 31, 2017.

The S&P Global 1200 Index is a global stock market index covering nearly 70% of the world's equity markets. Investors cannot invest directly in the index. The Citi WorldBIG Index is a multi-asset, multi-currency benchmark, which provides a broad-based measure of the global fixed income markets. Investors cannot invest directly in the indices.

The Saturna Sustainable Funds limit the securities they purchase to those consistent with sustainable principles. This limits opportunities and may affect performance.

Please consider an investment's objectives, risks, charges, and expenses carefully before investing. To obtain this and other important information about the Saturna Sustainable Funds in a prospectus or summary prospectus, ask your financial advisor, visit www.saturnasustainable.com, or call toll-free 1-800-728-8762. Please read the prospectus or summary prospectus carefully before investing.

2	November 30, 2016 Annual Report

Fellow Shareowners:

During 2016 voters around the world hit out against globalization and liberal trade as nationalistic and populist forces ascended in the United States, Europe, and Asia. Stock markets smiled, however, gaining nicely almost everywhere but China, which we avoid as it's too opaque.

For the year ended November 30, 2016, the S&P Global 1200 Index returned 4.51%. The Citi WorldBIG Index returned 2.89% for the same period. For this period, the Sustainable Equity Fund's total return was -3.08% and the Sustainable Bond Fund's total return was 1.37%.

Saturna Sustainable Funds seek sustainable investments with low risks in areas of the environment, social responsibility, and governance (ESG).

With years of experience managing values-based mutual fund portfolios, Saturna Capital seeks to control the costs to investors of operating these new Saturna Sustainable Funds. To further lower expenses, the Trustees agreed in December to seek ways to terminate the 12b-1 fee distribution expense on fund shares.

Saturna Sustainable Funds began operations on March 27, 2015. After their first complete year of operations, at November 30, 2016, assets of the two Funds reached $11.92 million. The following pages provide details of the assets and operations of the two Funds.

Going Forward

Since the election of Donald Trump, the economic outlook has brightened and stock markets have rallied. Republican control of the executive, the legislative, and within months the judiciary branches of the US government means many changes. The Affordable Care Act, a financial failure, will be greatly revised as Medicare and Medicaid also get redesigned. Federal tax rates and tax deductions will be cut. Interest rates are higher and likely to rise, rewarding savers while reflecting higher inflationary expectations. Capital spending and domestic manufacturing will increase as various barriers to trade slip into place. The Trump administration will be truly different, as his cabinet of businessmen and generals will replace Washington bureaucrats.

Domestic financial markets should continue up if real change is experienced in Washington during the spring. We will continue to invest in innovative companies with strong business advantages and balance sheets. We aim to avoid companies dependent on government spending and the regions and countries that will be hurt the most in austerity.

Turbulent times also create opportunity, and we seek entrepreneurial companies that can grow profits. Indeed, equity investors are optimistic that growing corporate earnings mean they will be rewarded.

The US has ended its stimulative bond-buying programs, but Europe and Japan continue similar efforts. The long-expected transition to higher interest rates has begun, and yields across the bond ladder have jumped in the last two months.

Bloomberg Notes Green Bond Market Growth

Indicating the growth of sustainable investing, annual issuance of so-called green bonds reached a record of $95.1 billion in 2016, Bloomberg New Energy Finance said in a note to clients on January 19.

The market for green bonds, fixed income securities that Bloomberg defines as "green" due to their environmental or climate-aligned use of proceeds, has grown at a rate of 30 percent since 2013. Globally, the largest green bond sellers in 2016 were financial organizations that provide renewable energy project finance. However, more nonfinancial corporations are issuing green debt to fund the "greening" of their operations. We note that our two funds own either the green bonds or common stock of one of our favorite sustainable companies: Apple Inc.

November 30, 2016 Annual Report	3

Morningstar Awards Saturna Sustainable Equity Fund Top Sustainability Rating

The Morningstar Sustainability Rating™ for funds premiered in March 2016 (see details on page 5), giving investors across the globe a way to compare fund portfolios based on a standard measure of sustainability. These ratings are calculated using fund holdings data underpinned with company-level environmental, social, and governance (ESG) information from Sustainalytics, a leading provider of ESG research. Investors are cautioned however, that more than 100 vendors offer "sustainable" investments data, and that no accepted global measurement yet exists.

We are pleased to note that Saturna Sustainable Equity Fund ranked in the first percentile of 840 funds in the World Stock category, earning the Fund the top "Five Globe" Sustainability Rating

Going forward, Saturna's values-based approach to investing seeks to provide firsthand insight into the risk mitigation dimensions of sustainable investing. We stand ready to serve you in both bull and bear markets by seeking to provide steady, long-term growth with a focus on preservation of capital.

Respectfully,

(photo omitted)

Nicholas Kaiser,
President

(photo omitted)

John E. Love,
Independent Board Chairman

Saturna Sustainable Funds Portfolio Management

(photo omitted)	Nicholas Kaiser MBA, CFA® Saturna Sustainable Equity Fund Portfolio Manager	(photo omitted)	Patrick Drum MBA, CFA®, CFP® Saturna Sustainable Bond Fund Portfolio Manager
(photo omitted)	Jane Carten MBA Saturna Sustainable Equity Fund Deputy Portfolio Manager	(photo omitted)	Bryce Fegley CFA®, CIPM® Saturna Sustainable Bond Fund Deputy Portfolio Manager
4	November 30, 2016 Annual Report

Morningstar Sustainability Ratings™

As of November 30, 2016 (unaudited)

At Saturna Capital, we have long described ourselves as value and values-based investors. We believe our approach improves the likelihood of achieving superior investment results over the long term. Our approach also leads to investment portfolios we can be proud of from the perspective of Environmental, Social, and Governance (ESG) issues. Morningstar recently partnered with leading ESG research firm Sustainalytics to develop the Morningstar Sustainability Rating™ — here are Saturna Sustainable Equity Fund's fiscal year-end results:

Saturna Sustainable Equity Fund

The Morningstar Sustainability Rating™ gives investors across the globe a way to compare fund portfolios based on a standard measure of sustainability. The rating is a holdings-based calculation using company-level environmental, social, and governance (ESG) analytics from Sustainalytics.

SEEFX
Ranked in 1st percentile among 840 World Stock Funds

The Saturna Sustainable Bond Fund (SEBFX) was not rated as of November 30, 2016.

The Morningstar Sustainability Rating and the Morningstar Portfolio Sustainability Score are not based on fund performance and are not equivalent to the Morningstar Rating ("Star Rating").

© 2016 Morningstar®. All rights reserved. Morningstar, Inc. is an independent fund performance monitor. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Morningstar Sustainability Ratings as of November 30, 2016, and Portfolio Sustainability Scores are as of October 31, 2016. The Morningstar Sustainability Rating™ is intended to measure how well the issuing companies of the securities within a fund's portfolio are managing their environmental, social, and governance ("ESG") risks and opportunities relative to the fund's Morningstar category peers. The Morningstar Sustainability Rating calculation is a two-step process. First, each fund with at least 50% of assets covered by a company-level ESG score from Sustainalytics receives a Morningstar Portfolio Sustainability Score™. The Morningstar Portfolio Sustainability Score is an asset-weighted average of normalized company-level ESG scores with deductions made for controversial incidents by the issuing companies, such as environmental accidents, fraud, or discriminatory behavior. The Morningstar Sustainability Rating is then assigned to all scored funds within Morningstar Categories in which at least ten (10) funds receive a Portfolio Sustainability Score and is determined by each fund's rank within the following distribution: High (highest 10%), Above Average (next 22.5%), Average (next 35%), Below Average (next 22.5%), and Low (lowest 10%). The Morningstar Sustainability Rating is depicted by globe icons where High equals 5 globes and Low equals 1 globe.

A Sustainability Rating is assigned to any fund that has more than half of its underlying assets rated by Sustainalytics and is within a Morningstar Category with at least 10 scored funds; therefore, the rating it is not limited to funds with explicit sustainable or responsible investment mandates. Morningstar updates its Sustainability Ratings monthly. Portfolios receive a Morningstar Portfolio Sustainability Score and Sustainability Rating one month and six business days after their reported as-of date based on the most recent portfolio. As part of the evaluation process, Morningstar uses Sustainalytics' ESG scores from the same month as the portfolio as-of date

The Saturna Sustainable Equity Fund was rated on 82% of Assets Under Management.

The Morningstar Portfolio Sustainability Scores and Morningstar Sustainability Ratings are new and it is anticipated that Morningstar will issue the scores and ratings monthly. The Fund's portfolio is actively managed and is subject to change, which may result in a different Morningstar Sustainability Score and Rating.

% Rank in Category is the fund's percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

The Saturna Sustainable Funds limit the securities they purchase to those consistent with Sustainable principles. This limits opportunities and may affect performance.

The Saturna Sustainable Equity Fund and Saturna Sustainable Bond Fund began operations March 27, 2015, and have not yet received Morningstar Star Ratings.

November 30, 2016 Annual Report	5

Saturna Sustainable Equity Fund: Performance Summary

(unaudited)

Average Annual Returns as of November 30, 2016

	1 Year	5 Year	10 Year	Expense Ratio¹
Sustainable Equity Fund (SEEFX)²	-3.08%	n/a	n/a	1.23%
S&P Global 1200 Index	4.51%	10.39%	4.49%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on March 27, 2015, to an identical amount invested in the Standard & Poor's Global 1200 Index, a global stock market index covering nearly 70% of the world's equity markets. The graph shows that an investment in the Fund would have fallen to $9,459 versus $9,894 in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, the expense ratio shown in this table is as stated in the Fund's most recent prospectus which is dated March 29, 2016, and incorporates results for the fiscal year ended November 30, 2015, before fee waivers. The expense ratio shown in the most recent prospectus after fee waivers was 0.99%. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

² Operations commenced on March 27, 2015.

Fund Objective

The objective of the Sustainable Equity Fund is capital appreciation.

Top Ten Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
Taiwan Semiconductor ADS	5.8%	Household Products	6.1%	█
Murata Manufacturing	4.1%	Semiconductor Manufacturing	5.8%	█
NXP Semiconductors	3.9%	Application Software	5.5%	█
Ramsay Health Care	3.6%	Electrical Components	4.8%	█
Toyota Motor ADS	3.5%	Apparel, Footwear & Accessory Design	4.7%	█
Apple	3.3%	Semiconductor Devices	3.9%	█
Home Depot	3.3%	Health Care Facilities	3.6%	█
Accenture, Class A	3.2%	Automobiles	3.5%	█
Adobe Systems	3.1%	Communications Equipment	3.3%	█
Starbucks	3.0%	Home Products Stores	3.3%	█
		IT Services	3.2%	█
		Restaurants	3.0%	█
		Industries < 3.0%	34.6%	█
		Other assets (net of liabilities)	14.7%	█

6	November 30, 2016 Annual Report

Saturna Sustainable Equity Fund: Discussion of Fund Performance

(unaudited)

Fiscal Year 2016

(photos omitted)

Each year Merriam-Webster names a word of the year; "surreal" took the title for 2016. Brexit, Trump's election, terrorist attacks around the world, higher global temperatures, years of Middle East unrest. Each fits the definition of surreal: "marked by the intense irrational reality of a dream."

Despite the global unrest and political noise, markets behaved rationally. After suffering one of the worst Januaries in history, global equities made a speedy recovery and continued to rise the remainder of the year. The optimism and resilience of investors are encouraging, if not dependable, factors in this new world.

Factors Affecting Past Performance

Saturna Sustainable Equity Fund has an international framework — assets are allocated across 13 developed market economies — that did not benefit from 2016's strong US dollar. Some of the losses sustained by the Fund came from multinational corporations exposed to currency risk, including Starbucks, Nike, and Unilever. These are sustainable icons and leaders who will benefit from their thoughtful governance, community support, and green agendas over the long term. From November 30, 2015, to November 30, 2016 the Saturna Sustainable Equity Fund returned -3.08%. This compares unfavorably to the S&P Global 1200 Index's 4.51%.

The energy market, in which we did not participate, enjoyed massive turnaround with the price of oil nearly doubling between January and November of 2016. Given the Fund's mission to invest in sustainable companies, it is common to be underweight Energy. The rise in oil prices has resulted in changes in energy economics, and we continue to assess values in alternative energy, seeking companies that are fiscally sustainable and planet-friendly.

The Fund benefited from its financials choices, especially Toronto Dominion and Chubb. Further investment in financial companies is compelling in this era of probable deregulation and we will be searching for new investments in the best actors with strong balance sheets and forward-thinking strategies.

Our Health Care selections detracted from performance, most notably Novo Nordisk. Insulin price wars and pressure on the pharmaceutical industry contributed to the stock's decline. Novo Nordisk remains a durable company with long-term earnings growth and in-demand products; we will watch it carefully to be certain there are enough new products in the pipeline for the company to stay competitive in the future.

We continue to monitor our investments to ensure our initial investment theses remain intact. However, we are long-term investors and look at our investments with that perspective

Looking Forward

While markets continue to lift as a result of renewed corporate optimism, we will deploy capital and take cautious advantage of global earnings growth. We hold long-term views on the value of assets and see current trends as opportunities to acquire attractive companies at still reasonable valuations.

The Saturna Sustainable Equity Fund remains focused on stocks that we believe have exceptional long-term sustainability characteristics. Based on our internal research, stocks with superior governance, social, and environmental track records generally have lower associated volatility. To this we add a financial stability assessment. We believe that in the long run these stocks lessen uncertainty for investors and improve the probability of achieving superior returns.

Portfolio Managers to Switch Roles

Beginning April 1, 2017, the portfolio managers will switch roles. Jane K. Carten, age 41, the current deputy portfolio manager and president of Saturna Capital Corporation, will be the responsible portfolio manager. Nicholas Kaiser, age 70, will be the deputy portfolio manager. Mrs. Carten is a passionate advocate of sustainable investing and is leading Saturna forward as a strong and responsible corporate citizen in a true center of sustainability: Bellingham, Washington. Evidencing its belief in sustainable investing, as of January 2017, Saturna Capital Corporation owns just over 51% of the shares of Saturna Sustainable Equity Fund.

November 30, 2016 Annual Report	7

Saturna Sustainable Equity Fund: Schedule of Investments

As of November 30, 2016

Common Stocks — 85.3%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Communications

Internet Media
Alphabet, Class A²	122	$67,177	$94,657	United States	2.8%

Telecom Carriers
China Mobile Limited	3,000	33,640	32,762	Hong Kong	1.0%

		100,817	127,419		3.8%

Consumer Discretionary

Apparel, Footwear & Accessory Design
Nike, Class B	1,558	90,564	78,009	United States	2.3%
Samsonite International	24,900	84,742	78,174	Hong Kong	2.4%
		175,306	156,183		4.7%

Auto Parts
Valeo	960	46,955	53,533	France	1.6%

Automobiles
Toyota Motor ADS	1,000	107,633	118,530	Japan	3.5%

Home Products Stores
Home Depot	850	100,842	109,990	United States	3.3%

Jewelry & Watch Stores
Pandora	581	67,551	69,007	Denmark	2.1%

Other Commercial Services
Ecolab	723	82,096	84,396	United States	2.5%

Restaurants
Starbucks	1,713	102,502	99,303	United States	3.0%

Specialty Apparel Stores
TJX Companies	996	66,642	78,027	United States	2.3%

		749,527	768,969		23.0%

Consumer Staples

Household Products
Church & Dwight	1,400	59,616	61,306	United States	1.8%
Kimberly-Clark de Mexico, Class A	40,000	89,738	69,984	Mexico	2.1%
Unilever	1,830	79,842	72,889	Netherlands	2.2%

		229,196	204,179		6.1%

Continued on next page.

8	November 30, 2016 Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Equity Fund: Schedule of Investments

As of November 30, 2016

Common Stocks — 85.3%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Financials

Banks
Toronto-Dominion Bank	2,000	$89,355	$94,780	Canada	2.8%

Consumer Finance
Mastercard, Class A	824	74,154	84,213	United States	2.5%

Life Insurance
AIA Group	11,600	67,862	70,632	Hong Kong	2.1%

P&C Insurance
Chubb	700	77,224	89,600	Switzerland	2.7%

Wealth Management
Ashmore Group	18,000	71,760	61,611	United Kingdom	1.9%

		380,355	400,836		12.0%

Health Care

Health Care Facilities
Ramsay Health Care	2,308	103,089	120,742	Australia	3.6%

Large Pharma
Novo Nordisk ADS	1,569	86,408	52,718	Denmark	1.6%

Medical Equipment
Koninklijke Philips	2,000	53,980	57,220	Netherlands	1.7%

		243,477	230,680		6.9%

Industrials

Electrical Components
Murata Manufacturing	1,000	133,698	138,725	Japan	4.1%
TE Connectivity	351	22,755	23,742	Switzerland	0.7%

		156,453	162,467		4.8%

Materials

Containers & Packaging
3M	400	65,264	68,696	United States	2.1%

Specialty Chemicals
Johnson Matthey	2,000	85,287	78,409	United Kingdom	2.3%

		150,551	147,105		4.4%

Technology

Application Software
Adobe Systems²	1,000	108,410	102,810	United States	3.1%
Dassault Systemes ADR	1,080	83,755	82,134	France	2.4%
		192,165	184,944		5.5%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	November 30, 2016 Annual Report	9

Saturna Sustainable Equity Fund: Schedule of Investments

As of November 30, 2016

Common Stocks — 85.3%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Technology (continued)

Communications Equipment
Apple	1,000	$113,474	$110,520	United States	3.3%

Infrastructure Software
Microsoft	1,438	62,724	86,654	United States	2.6%

IT Services
Accenture, Class A	900	89,878	107,487	Ireland	3.2%

Semiconductor Devices
NXP Semiconductors²	1,300	127,836	128,895	Netherlands	3.9%

Semiconductor Manufacturing
Taiwan Semiconductor ADS	6,500	158,370	192,985	Taiwan	5.8%

		744,447	811,485		24.3%

Total investments		$2,754,823	2,853,140		85.3%
Other assets (net of liabilities)			490,123		14.7%
Total net assets			$3,343,263		100.0%
¹ Country of domicile ² Non-income producing security ADS: American Depositary Share ADR: American Depositary Receipt

Countries	(unaudited)

Other assets (net of liabilities) 14.7% Weightings shown are a percentage of total net assets.

10	November 30, 2016 Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Equity Fund

Statement of Assets and Liabilities
As of November 30, 2016

Assets
Investments in securities, at value (Cost $2,754,823)	$2,853,140
Cash	478,519
Dividend receivable	10,635
Prepaid filing and registration fees	2,154
Reimbursement due from adviser	2,084
Receivable for fund shares sold	1,346
Total assets	3,347,878
Liabilities
Accrued audit expenses	2,500
Accrued printing expenses	999
Payable to affiliates	445
Accrued trustee expenses	295
Accrued distribution fees	183
Accrued postage expenses	165
Accrued other expenses	28
Total liabilities	4,615
Net assets	$3,343,263

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$3,548,581
Undistributed net investment income	18,207
Accumulated net realized loss	(321,723)
Unrealized net appreciation on investments	98,198
Net assets applicable to Fund shares outstanding	$3,343,263

Fund shares outstanding	354,595

Net asset value, offering, and redemption price per share	$9.43

Statement of Operations
Year ended November 30, 2016

Investment income
Dividend income (net of foreign tax of $5,995)	$54,697
Total investment income	54,697
Expenses
Investment adviser fees	21,429
Filing and registration fees	17,232
Distribution fees	8,242
Audit fees	2,557
Printing and postage	2,073
Chief Compliance Officer expenses	989
Trustee fees	759
Retirement plan custodial fees	456
Other expenses	392
Custodian fees	300
Legal fees	60
Total gross expenses	54,489
Less adviser fees waived or reimbursed	(21,469)
Less custodian fee credits	(300)
Net expenses	32,720
Net investment income	$21,977

Net realized loss from investments and foreign currency	$(108,234)
Net decrease in unrealized appreciation on investments	(23,667)
Net loss on investments	$(131,901)

Net decrease in net assets resulting from operations	$(109,924)

The accompanying notes are an integral part of these financial statements.	November 30, 2016 Annual Report	11

Saturna Sustainable Equity Fund

Statements of Changes of Net Assets	Year ended November 30, 2016	Period ended November 30, 2015¹
Increase (decrease) in net assets from operations
From operations
Net investment income	$21,977	$6,405
Net realized loss on investments	(108,234)	(220,688)
Net increase (decrease) in unrealized appreciation	(23,667)	121,865
Net decrease in net assets	(109,924)	(92,418)
Distributions to shareowners from
Net investment income	-	(3,510)
Capital share transactions
Proceeds from sales of shares	539,235	3,648,078
Value of shares issued in reinvestment of dividends	-	3,510
Cost of shares redeemed	(509,213)	(132,495)
Net increase in net assets	30,022	3,519,093
Total increase in net assets	(79,902)	3,423,165

Net assets
Beginning of period	3,423,165	-
End of period	3,343,263	3,423,165

Undistributed net investment income	$18,207	$-

Shares of the Fund sold and redeemed
Number of shares sold	57,941	365,290
Number of shares issued in reinvestment of dividends	-	361
Number of shares redeemed	(55,331)	(13,666)
Net increase (decrease) in number of shares outstanding	2,610	351,985

¹ Operations commenced on March 27, 2015

Financial Highlights	Year ended	Period ended
Selected data per share of outstanding capital stock throughout the period:	November 30, 2016	November 30, 2015¹
Net asset value at beginning of period	$9.73	$10.00
Income from investment operations
Net investment income	0.06	0.02
Net loss on securities (both realized and unrealized)	(0.36)	(0.28)
Total from investment operations	(0.30)	(0.26)
Less distributions
Dividends (from net investment income)	-	(0.01)
Total distributions	-	(0.01)

Net asset value at end of period	$9.43	$9.73

Total return	(3.08)%	(2.60)%²

Ratios / supplemental data
Net assets ($000), end of period	$3,343	$3,423
Ratio of expenses to average net assets
Before fee waivers	1.65%	1.23%³
After fee waivers	1.00%	1.00%³
After fee waivers and custodian fee credits	0.99%	0.99%³
Ratio of net investment income after fee waivers and custodian credits to average net assets	0.67%	0.29%³
Portfolio turnover rate	48%	53%²
¹ Operations commenced on March 27, 2015 ² Not annualized ³ Annualized

12	November 30, 2016 Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Bond Fund: Performance Summary

(unaudited)

Average Annual Returns as of November 30, 2016

	1 Year	5 Year	10 Year	Expense Ratio¹
Sustainable Bond Fund (SEBFX)²	1.37%	n/a	n/a	1.02%
Citi WorldBIG Index	2.89%	0.49%	3.25%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on March 27, 2015, to an identical amount invested in the Citi WorldBIG Index, a multi-asset, multi-currency benchmark, which provides a broad-based measure of the global fixed income markets. The graph shows that an investment in the Fund would have risen to $10,006 versus rising to $10,122 in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, the expense ratio shown in this table is as stated in the Fund's most recent prospectus which is dated March 29, 2016, and incorporates results for the fiscal year ended November 30, 2015, before fee waivers. The expense ratio shown in the most recent prospectus after fee waivers was 0.89%. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

² Operations commenced March 27, 2015.

Fund Objective

The objectives of the Sustainable Bond Fund are current income and capital preservation.

Top Ten Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
NextEra Energy Capital (6.65% due 06/15/2067)	5.3%	Financials	20.8%	█
Chubb (6.375% due 04/15/2037)	5.2%	Consumer Discretionary	14.4%	█
Mexico Bonos Desarollo (6.50% due 06/10/2021)	4.7%	Communications	13.2%	█
Canadian Imperial Bank (3.42% due 01/26/2026)	4.4%	Technology	9.4%	█
Nokia (5.375% due 05/15/2019)	4.2%	Foreign Government Bonds	8.9%	█
New Zealand Government (3.00% due 04/15/2020)	4.2%	Health Care	7.1%	█
Koninklijke Philips (3.75% due 03/15/2022)	4.0%	Energy	5.3%	█
Flextronics International (4.625% due 02/15/2020)	4.0%	Consumer Staples	3.9%	█
BRF(3.95% due 05/22/2023)	3.9%	Industrials	3.8%	█
Telecom Italia (7.175% due 06/18/2019)	3.9%	Utilities	1.6%	█
		Asset-Backed Securities	1.2%	█
		Government Bond	1.1%	█
		Mortgage-Backed Securities	0.2%	█
		Other assets (net of liabilities)	9.1%	█

November 30, 2016 Annual Report	13

Saturna Sustainable Bond Fund: Discussion of Fund Performance

(unaudited)

Fiscal Year 2016

(photos omitted)

For the fiscal period ended November 30, 2016, the Sustainable Bond Fund returned 1.37%, below its stated benchmark, the Citi World Broad Investment-Grade Bond Index (WorldBig®) which offered a return of 2.89%. On November 30, 2016, the Fund's 30-day yield was 3.79%, with an effective maturity of 3.55 years and a weighted average coupon of 6.65%. From a currency allocation perspective, the Sustainable Bond Fund was primarily invested in US dollar-denominated securities, representing 77.4% of the Fund's total assets followed by the Mexican peso at 8.0%, Canadian dollar at 7.6%, Australian dollar at 4.2%, and the Norwegian krone at 2.8%. The Fund experienced strong asset growth of over 200% since its inception. Reflecting Saturna Capital's voluntary subsidies to cap operating expenses, the Fund's effective expense ratio was an annualized 0.89%.

The Sustainable Bond Fund's principal investment strategy is to invest 80% of its assets in bonds of issuers located throughout the world, seeking companies with favorable sustainable characteristics as identified by their environmental, social, and governance (ESG) practices. Under normal conditions, the Fund invests at least 65% of its assets in bonds within the four highest grades (Aaa, Aa, A, or Baa) and may invest up to 35% in unrated and high-yield bonds. As of the fiscal period-end, the Fund invested approximately 22.4% of its total assets in below-investment grade and unrated issues as identified by Moody's, with the balance in investment grade issues, and 9.1% in cash. While the Fund focuses on US dollar-denominated issues, it is globally diversified with issuers domiciled in 16 countries. Eight countries represent over 66% of the Fund's assets.

Factors Affecting Past Performance

2016 was another volatile year as investors navigated a series of pronounced shifts in asset values in response to continued diverging monetary policy paths. Meanwhile, voters in England and the United States opted to break away from the political status quo.

As the US drives forward with a new president and toward monetary normalization, the US Federal Reserve is indicating increased interest rates over the upcoming year. The byproduct of accommodative monetary policies employed by foreign central banks is an abnormal environment where negative-yielding debt has become the fastest growing sub-sector of the debt market. From March 2015 to August 2016 negative-yielding notes and bonds increased from $1.9 trillion to $13.4 trillion globally.

The Saturna Sustainable Bond Fund's strategic approach incorporates an active and evolving view on monetary policies, interest rates, global currencies, liquidity, and credit analysis, avoiding short-term distractions in favor of long-term financial objectives.

The Fund emphasized a US dollar investment bias while "barbelling" the portfolio profile, a type of fixed-income portfolio construction that heavily weights the long and short ends of the duration spectrum while minimizing the midrange. We aim to emphasize high investment grade corporate and sovereign issues on the long end of the yield curve along with higher yielding, lower rated, yet investment grade corporate issues on the short end. This type of approach seeks to exceed the weighted-average yield of the benchmark while ensuring liquidity. Shorter duration securities create flexibility to invest into an anticipated higher yield environment as the investment notes mature.

Looking Forward

We expect the world to remain awash in capital causing continued asset volatility. We anticipate economic growth in the US will remain positive and will experience more inflationary price pressures. We foresee the US dollar retaining its strength relative to its trading partners. We also expect interest rates in the US to remain higher relative to interest rates in foreign markets. Lastly, we anticipate the agreement among OPEC members to restrict oil production will offer a more fiscally supportive environment for hydrocarbon-based economies.

The diverging US monetary path will continue throughout 2017 as we expect the Federal Reserve to increase interest rates at least two times during the coming year. The rest of the world continues to offer accommodative monetary and fiscal policies aimed to spur economic growth. We expect US economic growth to be anemic, yet preferable to the continued deterioration we expect in the rest of the world. The US dollar will likely remain strong as other countries seek to spur economic growth through weakening their local currency. China's yuan devaluation can be expected to gain further attention as well influence broader global capital markets.

14	November 30, 2016 Annual Report

Saturna Sustainable Bond Fund: Schedule of Investments

As of November 30, 2016

Asset-Backed Securities — 1.2%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Asset-Backed Securities

CRART 2014-3 C	3.61% due 06/17/2021	$100,000	$101,775	United States	1.2%

		100,000	101,775		1.2%

Corporate Bonds — 79.5%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Communications

America Movil²	6.00% due 06/09/2019	MXN 6,000,000	282,489	Mexico	3.3%
Puget Sound Energy	6.974% due 06/01/2067	300,000	255,000	United States	2.9%
Telecom Italia	7.175% due 06/18/2019	300,000	334,050	Luxembourg	3.9%
Vodafone Group	4.375% due 03/16/2021	250,000	265,833	United Kingdom	3.1%

			1,137,372		13.2%

Consumer Discretionary

Apple	3.60% due 06/10/2026	AUD 300,000	217,520	United States	2.5%
BMW Finance	2.75% due 04/25/2019	NOK 2,000,000	242,702	Netherlands	2.8%
BMW US Capital	2.75% due 12/02/2019	AUD 200,000	147,293	United States	1.7%
Nemak²	5.50% due 02/28/2023	250,000	245,000	Mexico	2.8%
Starbucks	2.10% due 02/04/2021	100,000	99,536	United States	1.2%
Toyota Motor Credit	2.75% due 02/05/2028	100,000	97,201	Japan	1.1%
Toyota Motor Credit	3.00% due 03/20/2030	200,000	196,082	Japan	2.3%

			1,245,334		14.4%

Consumer Staples

BRF²	3.95% due 05/22/2023	350,000	334,145	Brazil	3.9%

		350,000	334,145		3.9%

Energy

NextEra Energy Capital	6.65% due 06/15/2067	525,000	462,000	United States	5.3%

		525,000	462,000		5.3%

Financials

Bancolombia	5.95% due 06/03/2021	300,000	322,650	Colombia	3.7%
Canadian Imperial Bank	3.42% due 01/26/2026	CAD 500,000	379,736	Canada	4.4%
Chubb	6.375% due 04/15/2037	480,000	447,600	Switzerland	5.2%
MSCI²	5.75% due 08/15/2025	250,000	262,500	United States	3.0%
Sun Life Financial	5.59% due 01/30/2023	CAD 350,000	271,834	Canada	3.2%
Westpac Banking	4.625% due 06/01/2018	110,000	113,995	Australia	1.3%

			1,798,315		20.8%

Health Care

Koninklijke Philips	3.75% due 03/15/2022	327,000	343,267	Netherlands	4.0%
Sanofi	4.00% due 03/29/2021	250,000	266,807	France	3.1%

		577,000	610,074		7.1%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	November 30, 2016 Annual Report	15

Saturna Sustainable Bond Fund: Schedule of Investments

As of November 30, 2016

Corporate Bonds — 79.5%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Industrials

Ingersoll-Rand	2.625% due 05/01/2020	$300,000	$300,468	United States	3.5%
Pitney Bowes	5.25% due 01/15/2037	32,000	31,980	United States	0.3%

		332,000	332,448		3.8%

Technology

Flextronics International	4.625% due 02/15/2020	325,000	342,448	Singapore	4.0%
Nokia	5.375% due 05/15/2019	350,000	366,625	Finland	4.2%
Seagate HDD Cayman	3.75% due 11/15/2018	100,000	102,125	Cayman Islands	1.2%

		775,000	811,198		9.4%

Utilities

United Utilities	4.55% due 06/19/2018	59,000	60,824	United Kingdom	0.7%
United Utilities	5.375% due 02/01/2019	75,000	78,820	United Kingdom	0.9%

		134,000	139,644		1.6%

Total Corporate Bonds			6,870,530		79.5%

Government Bonds — 10.0%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Foreign Government Bonds

Mexico Bonos Desarollo	6.50% due 06/10/2021	MXN 85,000	405,696	Mexico	4.7%
New Zealand Government²	3.00% due 04/15/2020	500,000	361,506	New Zealand	4.2%

			767,202		8.9%

US Government Bonds

United States Treasury Bond	1.625% due 02/15/2026	100,000	93,824	United States	1.1%

			93,824		1.1%

Total Government Bonds			861,026		10.0%

Mortgage-Backed Securities — 0.2%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Mortgage-Backed Securities

BOAMS 2004-03 4A1	4.75% due 04/25/2034	18,611	18,690	United States	0.2%

		18,611	18,690		0.2%

Total investments	(Cost = $8,071,723)		7,852,021		90.9%
Other assets (net of liabilities)			787,168		9.1%
Total net assets			$8,639,189		100.0%

¹ Country of domicile

² Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At November 30, 2016, the aggregate value of these securities was $1,485,640, representing 17.2% of net assets.

16	November 30, 2016 Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Bond Fund: Schedule of Investments

As of November 30, 2016

Countries	(unaudited)

Other assets (net of liabilities) 9.1% Weightings shown are a percentage of total net assets.

Bond Quality Diversification			(unaudited)
% of Total Net Assets
Rated "Aaa"	5.3%	█
Rated "Aa1"	2.5%	█
Rated "Aa3"	3.4%	█
Rated "A1"	3.1%	█
Rated "A2"	10.3%	█
Rated "A3"	4.7%	█
Rated "Baa1"	18.3%	█
Rated "Baa2"	15.4%	█
Rated "Baa3"	5.5%	█
Rated Ba1"	14.8%	█
Rated "Ba2"	3.0%	█
Not Rated	4.6%	█
Other assets (net of liabilities)	9.1%	█

Credit ratings are determined by Moody's Investors Service, a Nationally Recognized Statistical Rating Organization. If Moody's does not rate a particular security, that security is categorized as not rated.

The accompanying notes are an integral part of these financial statements.	November 30, 2016 Annual Report	17

Saturna Sustainable Bond Fund

Statement of Assets and Liabilities
As of November 30, 2016

Assets
Investments in securities, at value (Cost $8,071,723)	$7,852,021
Cash	618,896
Interest receivable	121,515
Receivable for fund shares sold	51,597
Prepaid filing and registration fees	2,173
Reimbursement due from adviser	996
Total assets	8,647,198
Liabilities
Distributions payable	2,642
Accrued audit expenses	2,500
Payable for fund shares redeemed	1,379
Payable to affiliates	700
Accrued distribution fees	467
Accrued other expenses	228
Accrued trustee expenses	93
Total liabilities	8,009
Net assets	$8,639,189

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$8,847,131
Undistributed net investment income	229
Accumulated net realized gain	13,356
Unrealized net depreciation on investments	(221,527)
Net assets applicable to Fund shares outstanding	$8,639,189

Fund shares outstanding	895,200

Net asset value, offering, and redemption price per share	$9.65

Statement of Operations
Year ended November 30, 2016

Investment income
Interest income	$256,618
Total investment income	256,618
Expenses
Investment adviser fees	42,239
Distribution fees	19,200
Filing and registration fees	17,391
Printing and postage	3,782
Audit fees	2,500
Chief Compliance Officer expenses	1,947
Trustee fees	1,453
Other expenses	747
Custodian fees	506
Legal fees	81
Retirement plan custodial fees	58
Total gross expenses	89,904
Less adviser fees waived	(21,411)
Less custodian fee credits	(506)
Net expenses	67,987
Net investment income	$188,631

Net realized gain from investments and foreign currency	$9,841
Net increase in unrealized depreciation on investments	(119,271)
Net loss on investments	$(109,430)

Net increase in net assets resulting from operations	$79,201

18	November 30, 2016 Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Bond Fund

Statements of Changes in Net Assets	Year ended November 30, 2016	Period ended November 31, 2015¹
Increase (decrease) in net assets from operations
From operations
Net investment income	$188,631	$63,522
Net realized gain on investments	9,841	45
Net decrease in unrealized appreciation	(119,271)	(102,256)
Net increase (decrease) in net assets	79,201	(38,689)
Distributions to shareowners from
Net investment income	(184,887)	(63,659)
Total distributions	(184,887)	(63,659)
Capital share transactions
Proceeds from sales of shares	4,258,711	7,102,313
Value of shares issued in reinvestment of dividends	116,029	40,667
Cost of shares redeemed	(2,515,123)	(155,374)
Net increase in net assets	1,859,617	6,987,606
Total increase in net assets	1,753,931	6,885,258

Net assets
Beginning of period	6,885,258	-
End of period	8,639,189	6,885,258

Undistributed net investment income	$229	$-

Shares of the Fund sold and redeemed
Number of shares sold	432,552	717,798
Number of shares issued in reinvestment of dividends	11,853	4,145
Number of shares redeemed	(255,297)	(15,851)
Net increase in number of shares outstanding	189,108	706,092

¹ Operations commenced on March 27, 2015

Financial Highlights	Year ended	Period ended¹
Selected data per share of outstanding capital stock throughout each period:	November 30, 2016	November 30, 2015
Net asset value at beginning of period	$9.75	$10.00
Income from investment operations
Net investment income	0.24	0.12
Net gains (loss) on securities (both realized and unrealized)	(0.10)	(0.25)
Total from investment operations	0.14	(0.13)
Less distributions
Dividends (from net investment income)	(0.24)	(0.12)
Total distributions	(0.24)	(0.12)

Net asset value at end of period	$9.65	$9.75

Total return	1.37%	(1.29)%²

Ratios / supplemental data
Net assets ($000), end of period	$8,639	$6,885
Ratio of expenses to average net assets
Before fee waivers	1.17%	1.02%³
After fee waivers	0.89%	0.90%³
After fee waivers and custodian fee credits	0.89%	0.89%³
Ratio of net investment income after fee waivers custodian fee credits to average net assets	2.46%	1.92%³
Portfolio turnover rate	46%	4%²
¹ Operations commenced on March 27, 2015 ² Not annualized ³ Annualized

The accompanying notes are an integral part of these financial statements.	November 30, 2016 Annual Report	19

Notes To Financial Statements

NOTE 1 — Organization

Saturna Investment Trust (the "Trust") was established under Washington State Law as a business trust on February 20, 1987. The Trust is registered as an open-end, diversified management company under the Investment Company Act of 1940, as amended. Nine portfolio series have been created to date, two of which are covered by this annual report: Saturna Sustainable Equity Fund and Saturna Sustainable Bond Fund (the "Funds"). The Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, Sextant International Fund, and the Idaho Tax-Exempt Fund are offered through separate prospectuses, the results of which are contained in separate reports.

Saturna Sustainable Equity Fund and Saturna Sustainable Bond Fund commenced operations on March 27, 2015.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services — Investment Companies".

Investment risks:

Saturna Sustainable Equity and Saturna Sustainable Bond Funds: The value of each Fund's shares rises and falls as the value of the securities in which the Fund invests goes up and down. Fund share prices, yields, and total returns will change with market fluctuations as well as the fortunes of the countries, industries, and companies in which the Fund invests. The Funds do not use derivatives to hedge currency, interest rate, or credit risk.

ESG principles restrict each Fund's ability to invest in certain stocks, bonds, and market sectors, such as alcohol, tobacco, gaming, guns, and pornography. Securities are evaluated and assigned an ESG rating monthly. Ratings are dependent upon the associated ESG risks that are most pertinent to the sector in which an issuer operates. The ratings process associated with sustainable and responsible investing reduces the investable universe for each Fund, which limits opportunities and may increase the risk of loss during market declines. The adviser believes that sustainable investing may mitigate security-specific risk, but there is no guarantee that the securities favored by our investment process will perform better and may perform worse than those that are not favored.

The Funds may invest substantially in one or more sectors, which can increase volatility and exposure to issues specific to a particular sector or industry.

Foreign investing involves risks not normally associated with investing in US securities. These include fluctuations in currency exchange rates, less public information about securities, less governmental market supervision, and the lack of uniform financial, social, and political standards. Foreign investing heightens the risk of confiscatory taxation, seizure or nationalization of assets, establishment of currency controls, or adverse political or social developments that affect investments. The risks of investing in foreign securities are typically greater in less developed or emerging countries.

Liquidity risk exists when particular investments are difficult to sell. If a Fund holds illiquid investments, its portfolio may be more difficult to value, especially in changing markets. Investments by a Fund in foreign securities and those that are thinly traded, such as lower quality issuers, and smaller companies tend to involve greater liquidity risk. If a Fund is forced to sell or unwind these investments to meet redemptions or for other cash needs, the Fund may suffer a penalty. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities, may be unable to achieve its investment objective.

Saturna Sustainable Bond Fund: The risks inherent in the Saturna Sustainable Bond Fund depend primarily on the terms and quality of the obligations in its portfolio, as well as on bond market conditions. When interest rates rise, bond prices fall. When interest rates fall, bond prices go up. Bonds with longer maturities usually are more sensitive to interest rate changes than bonds with shorter maturities. The Fund entails credit risk, which is the possibility that a bond will not be able to pay interest or principal when due. If the credit quality of a bond is perceived to decline, investors will demand a higher yield, which means a lower price on that bond to compensate for the higher level of risk.

The Fund may invest a portion of its assets in securities issued by government sponsored entities such as Fannie Mae, Freddie Mac, and the Federal Home Loan Banks in the US. Foreign governments also sponsor similar entities, which may promote activities such as low-cost housing or alternative energy. The Fund may also invest in the issues of regional, state, and local governments. The terms of such issues can be complex, and there can be no assurance that a government entity will support such enterprises that encounter financial difficulty.

Issuers of high-yield securities are generally not as strong financially as those issuing higher quality securities. These issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the relevant economy that could affect their ability to make interest and principal payments as expected. High-yield bonds may have low or no ratings, and may be considered "junk bonds."

Bond investments, especially mortgage-backed and asset-backed securities, are subject to the risk that borrowers will prepay the principal more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life, and price of the securities.

NOTE 2 — Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Funds in preparation of their financial statements.

Security valuation:
Investments in securities traded on a national securities exchange and over-the-counter securities for which sale prices are available are valued at that price. Securities for which there are no sales are valued at the latest bid price.

Debt securities are valued using bid-side valuations provided by an independent service. The service determines valuations using factors such as yields or prices of bonds of comparable quality, type of issue, coupon maturity, ratings, trading activity, and general market conditions.

20	November 30, 2016 Annual Report

Notes To Financial Statements

(continued)
Funds	Level 1	Level 2	Level 3	Total
Sustainable Equity Fund
Common Stocks
Communications	$94,657	$32,762	$-	$127,419
Consumer Discretionary	568,255	200,714	-	768,969
Consumer Staples	134,195	69,984	-	204,179
Financials	268,593	132,243	-	400,836
Health Care	109,938	120,742	-	230,680
Industrials	23,742	138,725	-	162,467
Materials	68,696	78,409		147,105
Technology	811,485	-	-	811,485
Total	$2,079,561	$773,579	$-	$2,853,140

Sustainable Bond Fund
Asset-Backed Securities¹	$-	$101,775	$-	$101,775
Corporate Bonds¹	$-	$6,870,530	$-	$6,870,530
Government Bonds¹	$-	$861,026	$-	$861,026
Mortgage-Backed Securities¹	$-	$18,690	$-	$18,690
Total	$-	$7,852,021	$-	$7,852,021
¹ See Schedule of Investments for additional details During the year ended November 30, 2016, no Fund had transfers between Level 1 and Level 2.

Fixed-income debt instruments, such as commercial paper, bankers' acceptances, and US Treasury Bills, with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Foreign markets may close before the time as of which the Funds' share prices are determined. Because of this, events occurring after the close and before the determination of the Funds' share prices may have a material effect on the values of some or all of the Funds' foreign securities. To account for this, the Funds may use outside pricing services for valuation of their non-US securities.

In cases in which there is not a readily available market price, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Security transactions are recorded on the trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Foreign currency:
Investment securities and other assets and liabilities denominated in foreign currencies are translated into US dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into US dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Share valuation:
The net asset value ("NAV") per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds' shares are not priced or traded on days the New York Stock Exchange is closed. The NAV is the offering and redemption price per share.

Fair value measurements:
Accounting Standards Codification (ASC) 820 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized below.

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 — Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

November 30, 2016 Annual Report	21

Notes To Financial Statements

(continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The table on page 21 is a summary of the inputs used as of November 30, 2016 in valuing the Funds' investments carried at value.

Investment concentration:
The Funds may have deposits of cash with the custodian from time to time for one or more reasons. "Other assets (net of liabilities)" in the Funds' Schedules of Investments primarily represents cash on deposit with the custodian. Cash on deposit will vary widely over time. Accounting Standards Codification ("ASC") 825, "Financial Instruments," identifies these items as a concentration of credit risk. The risk is managed by careful financial analysis and review of the custodian's operations, resources, and protections available to the Trust. This process includes evaluation of other financial institutions providing investment company custody services.

Federal income taxes:
The Funds intend to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Funds' tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax year (2015) or expected to be taken in the Funds' 2016 tax returns. The Funds identify their major tax jurisdictions as US federal and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Reclassification of capital accounts:
Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. As of November 30, 2016, the reclassification of capital accounts were as follows:

	Equity Fund	Bond Fund
Undistributed net investment loss	$(3,770)	$(3,515)
Accumulated gains	3,770	3,515
Paid-in capital	$-	$-

Distributions to shareowners:
For the Sustainable Bond Fund, dividends to shareowners from net investment income are paid daily and distributed on the last business day of each month. For the Sustainable Equity Fund, dividends to shareowners from net investment income are payable at the end of each November. For both Funds, distributions of capital gains, if any, are made at least annually, and as required to comply with federal excise tax requirements. Distributions to shareowners are determined in accordance with income tax regulations and are recorded on the ex-dividend date. Dividends are paid in shares of the Funds, at the net asset value on the payable date. Shareowners may elect to take distributions if they total $10 or more in cash.

Use of estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign taxes:
Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country's tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction's legal obligation to pay reclaims as well as payment history and market convention.

Other:
Interest income is recognized on an accrual basis. Premiums on securities purchased are amortized, and discounts are accreted over the lives of the respective securities. Dividends from equity securities are recorded as income on the ex-dividend date.

Recent accounting pronouncement:
In May 2015, the FASB issued ASU No. 2015-07 "Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)." The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund's financial statements and related disclosures.

22	November 30, 2016 Annual Report

Notes To Financial Statements

(continued)

NOTE 3 — Transactions with Affiliated Persons

Under contracts approved annually by the Trust's independent trustees, Saturna Capital Corporation provides investment advisory services and certain other administrative services required to conduct Trust business. Expenses incurred by the Trust on behalf of the Funds (e.g., legal fees) are allocated to the Funds on the basis of relative daily average net assets. For such services, each of the Funds pays the adviser an Investment Advisory and Administrative Services Fee of 0.65% for the Sustainable Equity Fund and 0.55% for the Sustainable Bond Fund of average net assets per annum, payable monthly. In addition, the adviser has agreed to certain limits on other expenses, as described below.

The Adviser has voluntarily undertaken to limit expenses of the Sustainable Equity Fund to 0.99%, and of the Sustainable Bond Fund to 0.89% through March 31, 2017. For the year ended November 30, 2016, the advisory fees incurred were as follows:

	Adviser Fees	Adviser Fees Waived	Expense Reimbursement
Sustainable Equity	$21,429	$(21,429)	($40)
Sustainable Bond	$42,239	$(21,411)	$-

In accordance with the expense limitation noted above, for the year ended November 30, 2016, Saturna Capital waived a portion of the advisory fees of the Sustainable Equity Fund and Sustainable Bond Fund. The adviser cannot recoup previously waived fees.

Saturna Brokerage Services, Inc. ("SBS"), a discount brokerage and subsidiary of Saturna Capital Corporation, is registered as a broker-dealer and acts as distributor. On December 19, 2014, the Funds adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. The plan provides that the Funds will pay a fee to SBS at an annual rate of 0.25% of the average net assets of the Funds

During the year ended November 30, 2016, the Trust paid SBS the following amounts:

12b-1 Fees
Sustainable Equity	$8,242
Sustainable Bond	$19,200

SBS is used to effect portfolio transactions for the Trust. SBS currently executes portfolio transactions without commission. Transactions effected through other brokers are subject to commissions payable to that broker.

Saturna Trust Company ("STC"), a subsidiary of Saturna Capital, acts as retirement plan custodian for Fund shareowners. Each Fund pays an annual fee of $10 per account for retirement plan services to Saturna Trust Company. For the year ended November 30, 2016, the Funds incurred the following amounts:

Retirement plan custodial fees
Sustainable Equity	$456
Sustainable Bond	$58

Mr. Nicholas Kaiser serves as a trustee and president of the Trust. He is also a director and the chairman of Saturna Capital and Saturna Trust Company. Mr. Kaiser is not compensated by the Trust. For the year ended November 30, 2016, the Trust incurred compensation expenses of $29,000 which is included in $42,868 of total expenses for the independent Trustees. The Funds paid $2,212 of these total expenses.

The officers of the Trust are paid by Saturna Capital, not the Trust, except the Chief Compliance Officer, who may be partially compensated by the Trust. For the year ended November 30, 2016, the Funds paid the following compensation expenses for the Chief Compliance Officer:

Chief Compliance Officer
Sustainable Equity	$989
Sustainable Bond	$1,947

On November 30, 2016, the trustees, officers, and their affiliates as a group owned 65.40% and 32.96% of the outstanding shares of Sustainable Equity Fund and Sustainable Bond Fund, respectively.

NOTE 4 — Distributions to Shareowners

The tax characteristics of distributions paid for the fiscal year ended November 30, 2016 and the period ended November 30, 2015 were as follows:

	Year ended November 30, 2016	Period ended November 30, 2015
Sustainable Equity Fund
Ordinary income	$-	$3,510
Sustainable Bond Fund
Ordinary income	$184,887	$63,659

November 30, 2016 Annual Report	23

Notes To Financial Statements

(continued)

NOTE 5 — Federal Income Taxes

The cost basis of investments for federal income tax purposes at November 30, 2016, was as follows:

	Sustainable Equity	Sustainable Bond
Cost of investments	$2,754,823	$8,071,723
Gross tax unrealized appreciation	223,769	60,894
Gross tax unrealized depreciation	(125,452)	(280,596)
Net tax unrealized appreciation (depreciation)	$98,317	$(219,702)

As of November 30, 2016, components of distributable earnings on a tax basis were as follows:

Sustainable Equity
Undistributed ordinary income	$18,207
Tax accumulated earnings	18,207
Accumulated capital losses	(321,723)
Unrealized appreciation	98,317
Other unrealized losses	(119)
Total accumulated losses	$(205,318)

Sustainable Bond
Undistributed ordinary income	$229
Tax accumulated earnings	229
Accumulated capital gains	13,356
Unrealized depreciation	(219,702)
Other unrealized losses	(1,825)
Total accumulated losses	$(207,942)

At November 30, 2016, the Funds had capital loss carryforwards as follows, subject to regulation. The Registered Investment Company Modernization Act requires that the Funds use long-term and short-term loss carryforwards with unlimited expiration prior to those with an expiration. Prior to their expiration, such loss carryforwards may be used to offset future new capital gains realized for federal income tax purposes.

	Carryforward	Expiration
Equity Fund
Short term loss carryforwards	$309,477	Unlimited
Long term loss carryforwards	$12,246	Unlimited

NOTE 6 — Investments

Investment transactions other than short-term investments for the year ended November 30, 2016, were as follows:

	Purchases	Sales
Sustainable Equity	$1,510,454	$1,283,440
Sustainable Bond	$4,852,057	$3,406,359

NOTE 7 — Custodian

Under agreements in place with the Trust's custodian, Bank of New York Mellon, custody fees are reduced by credits for cash balances. Such reductions for the year ended November 30, 2016, were as follows:

Custodian Fee Credits
Sustainable Equity	$300
Sustainable Bond	$506

NOTE 8 — Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued

The Funds declared the payment of a distribution to be paid on December 30, 2016, to all shareowners of record on December 29, 2016, as follows:

	Dividend Income	Short-Term Capital Gain	Long-Term Capital Gain
Sustainable Equity	$0.05345	$-	$-
Sustainable Bond	$0.01991	$0.00973	$0.00501

Dividend income distributions paid by Sustainable Bond were accrued daily.

There were no other events or transactions during the period that materially impacted the amounts or disclosures in the Funds' financial statements.

24	November 30, 2016 Annual Report

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Saturna Investment Trust,

We have audited the accompanying statements of assets and liabilities of the Saturna Sustainable Equity Fund and Saturna Sustainable Bond Fund (the "Funds"), each a series of Saturna Investment Trust, including the schedules of investments, as of November 30, 2016, and the related statements of operations, the statements of changes in net assets, and financial highlights for the year then ended and for the period March 27, 2015 (commencement of operations) to November 30, 2015. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and brokers or by auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Saturna Sustainable Equity Fund and Saturna Sustainable Bond Fund as of November 30, 2016, and the related statements of operations, the statements of changes in net assets, and financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania

January 30, 2017

/s/ Tait, Weller & Baker LLP
Tait, Weller & Baker LLP

November 30, 2016 Annual Report	25

Expenses

(unaudited)

All mutual funds have operating expenses. As a Saturna Sustainable Fund shareowner, you incur ongoing costs, including management fees, distribution (or service) 12b-1 fees, and other Fund expenses such as shareowner reports (like this one). Operating expenses, which are deducted from a fund's gross earnings, directly reduce the investment return of a fund. Mutual funds (unlike other financial investments) only report their results after deduction of operating expenses

With the Saturna Sustainable Funds, unlike many mutual funds, you do not incur sales charges (loads) on purchases, reinvested dividends, or other distributions. You do not incur redemption fees or exchange fees. You may incur fees related to extra services requested by you for your account, such as bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Examples

The following examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2016 to November 30, 2016).

Actual Expenses

The first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The Funds may charge for extra services (such as domestic bank wires, international bank wires, or overnight courier delivery of redemption checks) rendered on request, which you may need to estimate to determine your total expenses.

Hypothetical Example For Comparison Purposes

The second line for each Fund provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as IRA fees charged by custodians other than Saturna Trust Company (note that Saturna does not charge such fees to shareowners directly on Saturna IRAs, ESAs, or HSAs with the Saturna Sustainable Funds), and charges for extra services such as bank wires.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees (note that the Saturna Sustainable Funds do not assess any such transactional costs). Therefore, the "Hypothetical" line of each fund is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value [June 1, 2016]	Ending Account Value [November 30, 2016]	Expenses Paid During Period	Annualized Expense Ratio

Sustainable Equity Fund (SEEFX), Actual	$1,000.00	$1,008.60	$4.97	0.99%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.05	$5.00	0.99%

Sustainable Bond Fund (SEBFX), Actual	$1,000.00	$1,001.80	$4.39	0.88%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.61	$4.43	0.88%

Expenses are equal to annualized expense ratios indicated above (based on the most recent fiscal period of June 1, 2016, through November 30, 2016) multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

26	November 30, 2016 Annual Report

Trustees and Officers

(unaudited)

Name (Age) and Address		Position(s) Held with Trust and Number of Saturna Fund Portfolios Overseen	Principal occupation(s) during past 5 years, including Directorships	Other Directorships held by Trustee
Independent Trustees
(photo omitted)	John E. Love (84) 1300 N. State Street Bellingham WA 98225	Chairman (since 2006); Independent Trustee (since 1987); Nine	Owner, J.E. Love Co., (agricultural equipment manufacturer)	None
(photo omitted)	Gary A. Goldfogel, MD (58) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 1995); Nine	Medical Examiner (pathologist) Owner, Avocet Environmental Testing (laboratory)	None
(photo omitted)	Herbert G. Grubel, PhD (82) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2005); Nine	Senior Fellow, Fraser Institute; Professor (Emeritus) of Economics, Simon Fraser University Author	Amana Mutual Funds Trust (retired 2011)
(photo omitted)	Ronald H. Fielding, MA, MBA, CFA (67) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2009); Thirteen	Director, ICI Mutual Insurance Company	Amana Mutual Funds Trust
Interested Trustee
(photo omitted)	Nicholas F. Kaiser, MBA, CFA (70) 1300 N. State Street Bellingham WA 98225	President, Trustee¹ (since 1990); Thirteen	Chairman and Director, Saturna Capital Corporation Chairman, Director, and President, Saturna Trust Company Former Director, Saturna Brokerage Services	Amana Mutual Funds Trust

November 30, 2016 Annual Report	27

Trustees and Officers

(continued)	(unaudited)

Name (Age) and Address		Position(s) held with Trust and Number of Saturna Fund Portfolios Overseen	Principal occupation(s) during past 5 years, including Directorships	Other Directorships held by Trustee
Officers Who Are Not Trustees
(photo omitted)	Phelps S. McIlvaine (63) 1300 N. State Street Bellingham, WA 98225	Vice President (since 1994); N/A	Vice President, Saturna Capital Corporation Director, Vice President, and former Treasurer Saturna Brokerage Services	N/A
(photo omitted)	Christopher R. Fankhauser (44) 1300 N. State Street Bellingham, WA 98225	Treasurer¹ (since 2002); N/A

Chief Operations Officer, Saturna Capital Corporation

Vice President and Chief Operations Officer, Saturna Brokerage Services

Director, Vice President, and Chief Operations Officer, Saturna Trust Company

N/A
(photo omitted)	Michael E. Lewis (55) 1300 N. State Street Bellingham, WA 98225	Chief Compliance Officer¹ (since 2012); N/A	Chief Compliance Officer, Saturna Capital, Saturna Trust Company, and Affiliated Funds	N/A
(photo omitted)	Thomas R. Phillips (56) 1300 N. State Street Bellingham, WA 98225	Secretary (since 2015); N/A	Chief Legal Officer, Saturna Capital Corporation Former Partner and Deputy General Counsel, Lord Abbett & Co. LLC	N/A
(photo omitted)	Jacob A. Stewart (36) 1300 N. State Street Bellingham, WA 98225	Anti-Money Laundering Officer¹ (since 2015); N/A	Anti-Money Laundering Officer, Saturna Capital Corporation, Saturna Brokerage Services Chief Compliance Officer, Saturna Brokerage Services Bank Secrecy Act Officer, Saturna Trust Company	N/A

Term of Office: each Trustee serves for the lifetime of the Trust or until he dies, resigns, is removed, or not re-elected by the shareowners. Each officer serves a one-year term subject to annual reappointment by the Trustees

The Trust's Statement of Additional Information, available without charge upon request by calling Saturna Capital at 1-800-728-8762 and on the Funds' website, www.saturnasustainable.com, includes additional information about the Trustees.

On November 30, 2016, the trustees, officers, and their affiliates as a group owned 64.50% and 33.0% of the outstanding shares of Sustainable Equity and Sustainable Bond Funds, respectively.

During the year ended November 30, 2016, the Independent Trustees were each paid by the Trust: (1) $2,000 annual retainer plus $1,000 per board meeting attended (in person or by phone), plus reimbursement of travel expenses; (2) $250 for committee meetings; and (3) $250 per quarter for serving as chairman of the board or any committee

As of November 30, 2016, all Trustees owned shares in one or more Saturna Investment Trust Funds.

Mr. Kaiser is an Interested Trustee by reason of his positions with the Trust's adviser (Saturna Capital Corporation) and underwriter (Saturna Brokerage Services), and is the primary manager of the Saturna Sustainable Equity Fund and Sextant International Fund portfolios. He is paid by Saturna Capital a salary, plus a bonus for each month the Saturna Sustainable Equity Fund or Sextant International Fund portfolios earn a 4 or 5 star rating from Morningstar (see www.saturna.com). The officers are paid by Saturna Capital and not the Trust. As of November 30, 2016, all Saturna Capital employees listed above as officers owned shares in one or more of the Saturna Investment Trust funds, with Mr. Kaiser owning (directly or indirectly) over $10 million.

¹ Holds the same position with Amana Mutual Funds Trust

28	November 30, 2016 Annual Report

Renewal of Investment Advisory Contract

During their meeting of September 24, 2016 the Trustees of Saturna Investment Trust discussed the continuance of the Investment Advisory and Administration Agreements between each of Sustainable Equity Fund and Sustainable Bond Fund (the "Funds") and Saturna Capital Corporation ("Saturna"). In considering the renewal of the agreements with Saturna, the Trustees discussed the nature, extent, and quality of the services provided by Saturna to the Trust and each of the Funds. The Trustees considered that the Funds offer a full range of high-quality investor services. The Trustees discussed Saturna's experience, ability, and commitment to quality service through performing internally such functions as shareowner servicing, administration, retirement plan and trust services, accounting, marketing, and distribution — all in addition to investment management.

The Trustees took into consideration Saturna's continued avoidance of significant operational and compliance problems, plus its investments in infrastructure, information management systems, personnel, training, and investor education materials, all designed to provide high quality investor services and meet investor needs. They recognized Saturna's efforts to recruit and retain increasingly qualified, experienced, and specialized staff and improve the capital base on which Saturna operates, which the Trustees believe is important to the long-term success of the Funds. They appreciate Saturna's focus on investors and its efforts to avoid potential conflicts of interest.

The Trustees considered the investment performance of each Fund, recognizing that because the Funds had commenced investment operations on March 27, 2015, each Fund had a relatively short operating history. The Trustees considered comparative information published by Morningstar Inc. ("Morningstar"), an independent data service provider that, among other things, ranks mutual fund performance within categories comprised of similarly managed funds. The Trustees considered and discussed each Fund's performance relative to the Fund's Morningstar category for the one-year period ended August 31, 2016, noting that Sustainable Equity Fund had outperformed its Morningstar category average and Sustainable Bond Fund had underperformed its Morningstar category average during that period. The Trustees also noted the recent sustainability ratings assigned to the Funds by Morningstar. In addition, the Trustees also considered each Fund's performance ranking relative to the Fund's category selected by Lipper, Inc.

The Trustees noted the risk-averse investment style and other factors, which can affect a Fund's performance relative to the Fund's broader Morningstar categories. The Trustees also noted certain differences between a Fund and the peer funds within the relevant Morningstar category, including differences in investment strategies and asset size. The Trustees found that Saturna manages the Funds in a manner that is designed to be risk-averse and attractive to long-term investors. The Trustees discussed and considered the efforts of Saturna to make additional resources available to assist in managing the Funds. The Trustees also considered Saturna's focus on improving investment performance without incurring materially higher levels of risk.

The Trustees also considered the performance and expenses of each Fund as compared to a smaller group of funds with similar assets and investment objectives and strategies. The Trustees considered these comparative performance expense data, along with the comparative data published by Morningstar and each Fund's performance relative to its benchmark, to evaluate each Fund's performance over their relatively short operating history.

The Trustees also reviewed the fees and expenses of the Funds and considered the components of each Fund's operating expenses. The Trustees noted the steps that Saturna has undertaken to maintain competitive levels of Fund operating expenses. They noted the significant sponsorship of the Funds by Saturna evidenced, in part, by the amount of fees and expenses paid by Saturna out of its own resources (known as "revenue sharing") to unaffiliated intermediaries. Recognizing that Saturna pays certain fees and expenses that are often borne by funds, the Trustees appreciated Saturna's efforts to help make the Funds more widely available and less expensive than would otherwise be the case without Saturna's efforts.

The Trustees recognized that the Funds remain relatively small and there have not yet been opportunities to consider economies of scale. The Trustees noted that Saturna operates the Funds at considerable costs to itself.

The Trustees reviewed Saturna's financial information and discussed the issue of Saturna's profitability as related to management and administration of the Trust. They discussed the reasonableness of Saturna's profitability as part of their evaluation of whether the advisory fees bear a reasonable relationship to the mix of services provided by Saturna, including the nature, extent, and quality of such services.

The Trustees considered and compared the fees charged by Saturna to other types of accounts, including non-mutual fund advisory clients. The Trustees noted the differences between the full range of services Saturna provides to the Funds, including investment advisory services, transfer agency services, shareholder services, and other services, as compared to the investment advisory services provided to the other advisory accounts.

The Trustees considered potential benefits to Saturna's other business lines from acting as investment adviser to the Funds, but also recognized that Saturna's other business lines benefit the Funds. The Trustees also noted that there were no soft dollar arrangements and considered whether there are other potential benefits to Saturna in continuing to manage the Funds. The Trustees found that there were no material benefits other than Saturna's receipt of advisory fees and the fact that Saturna Brokerage Services, a wholly owned subsidiary of Saturna, receives distribution and shareholder services fees under Rule 12b-1, which it would not otherwise receive if Saturna did not serve as

November 30, 2016 Annual Report	29

Renewal of Investment Advisory Contract

(continued)

the investment manager for the Funds. The Trustees also noted that Saturna Brokerage Services voluntarily waives brokerage commissions for executing Fund portfolio transactions, resulting in lower transaction costs.

The Trustees concluded that the fees paid by the Funds to Saturna were, from an arm's-length bargaining perspective, reasonable and in the best interest of the Funds and their shareowners in light of the services provided, comparative performance, expense and advisory fee information, costs of services provided, profits to be realized, and benefits derived or to be derived by Saturna from its relationship with the Funds. Following this discussion, the Trustees unanimously agreed to renew the agreements of Sustainable Equity Fund and Sustainable Bond Fund, with Saturna Capital Corporation.

30	November 30, 2016 Annual Report

Availability of Portfolio Information

(1) The Saturna Sustainable Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.

(2) The Funds' Forms N-Q are available on the SEC's website at www.sec.gov and at www.saturnasustainable.com.

(3) The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

(4) The Funds make a complete schedule of portfolio holdings after the end of each month available to investors at www.saturnasustainable.com.

Availability of Proxy Voting Information

(1) A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds' website at www.saturnasustainable.com; and (c) on the SEC's website at www.sec.gov.

(2) Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds' website at www.saturnasustainable.com; and (c) on the SEC's website at www.sec.gov.

Householding Policy

To reduce expenses, we may mail only one copy of the Funds' prospectus, each annual and semi-annual report, and proxy statements when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 1-800-728-8762 or write to us at Saturna Capital/Saturna Sustainable Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies 30 days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 1-800-728-8762 or write to us at Saturna Capital/Saturna Sustainable Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

Privacy Statement

At Saturna Capital and Saturna Investment Trust, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain nonpublic information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareowner reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies' use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information, please call us at 1-800-728-8762.

November 30, 2016 Annual Report	31

www.saturnasustainable.com

(logo omitted) Saturna Capital 1300 North State Street Bellingham, WA 98225 www.saturna.com 1-800-728-8762

This report is issued for the information of the shareowners of the Funds. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Funds. The Saturna Sustainable Funds are series of Saturna Investment Trust.

Saturna Brokerage Services, Distributor

♻ This report is printed on paper with a minimum of 30% post-consumer fiber using soy-based inks. It is 100% recyclable.

IDAHO TAX-EXEMPT FUND

ANNUAL REPORT

NOVEMBER 30, 2016

Idaho Tax-Exempt Fund

Annual Report

November 30, 2016

Performance Summary (as of December 31, 2016) (unaudited)

Average Annual Returns (before any taxes paid by shareowners)

	1 Year	3 Year	5 Year	10 Year	Expense Ratio¹
Idaho Tax-Exempt Fund	-0.60%	2.76%	2.01%	3.22%	0.67%¹
S&P Idaho Municipal Bond Index	0.95%	4.94%	4.23%	4.65%	n/a
"Muni Single State Intermediate" Category Average²	-0.28%	2.93%	2.16%	3.16%	0.96%

Performance data quoted in this report represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-800-728-8762 or visiting www.idahotaxexemptfund.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Please consider an investment's objectives, risks, charges, and expenses carefully before investing. To obtain this and other important information about the Idaho Tax-Exempt Fund in a prospectus or summary prospectus, ask your financial advisor, visit www.idahotaxexemptfund.com, or call toll free 1-800-728-8762. Please read the prospectus or summary prospectus carefully before investing.

A note about risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's prospectus or summary prospectus.

¹ By regulation, the expense ratio shown in this table is as stated in the Fund's most recent prospectus, which is dated March 29, 2016, and incorporates results for the fiscal year ended November 30, 2015. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different fiscal periods.

² Source: Morningstar December 31, 2016. Morningstar, Inc. is an independent fund performance monitor. Category returns are determined monthly from total returns by Morningstar, by category as determined by Morningstar. Category average expense ratios are determined by Morningstar from prospectus level data reported by funds in the category.

2	November 30, 2016	Annual Report

(logo omitted)

Fellow Shareowners:

The federal income tax exemption on state and local bonds, in place for more than 100 years, faces recurring threats from multiple sources.

  In South Carolina vs. Baker (1988), the Supreme Court ruled the US Constitution permits federal taxation of municipal bond interest earned by individuals.
  In the aftermath of the Global Financial Crisis, the US Congress authorized the Build America Bond (BAB) Program to augment a compromised municipal capital market. The program was potentially a viable replacement for the municipal bond market and a real threat to the tax exemption. Had the BAB Program survived, the income tax exemption might have already lost any practical value.
  In 2010, the Simpson-Bowles Commission on Fiscal Responsibility and Reform recommended eliminating the tax exemption on new municipal bonds.

We believe future proposals to eliminate the federal income tax exemption will follow the commission's recommendation to eliminate the tax exemption on new municipal bonds only. Outstanding bond interest payments will remain exempt and their secondary market value will hold steady relative to taxable bonds.

Today, the BAB Program is gone, the municipal bond market has recovered, and the federal income tax exemption continues. To date, no viable alternative for municipal funding exists.The municipal bond market and the federal income tax exemption are secure for now. e do caution investors that Republican proposals for lower federal income tax rates could reduce the practical value of the exemption from income tax.

In 2016, Conning Municipal Credit Research deemed Idaho the second most creditworthy state in the nation. Idaho continues to benefit from the ongoing economic vitality of the five-state Mountain West region. Idaho has population growth, low unemployment, rising tax revenues, rising property values, a competitive business environment, and exceptionally conservative fiscal administration. The state's net pension obligation is modest, and its reserve funds stand at post-2008 highs. Idaho is not a wealthy State, and they know the value of the resources at their disposal.

Idaho continues to offer discriminating investors the opportunity to invest in high quality tax-exempt securities in an exceptionally creditworthy state.

Respectfully,

(photo omitted)

Nicholas Kaiser,
President

(photo omitted)

Phelps McIlvaine,
Vice President, Portfolio Manager

Annual Report	November 30, 2016	3

Performance Summary (unaudited)

Average Annual Returns (as of November 30, 2016)
	1 Year	5 Year	10 Year	Expense Ratio¹
Idaho Tax-Exempt Fund	-0.95%	2.08%	3.10%	0.67%
S&P Idaho Municipal Bond Index	0.83%	4.38%	4.56%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the Index is unmanaged and expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 30, 2006, to an identical amount invested in the Standard & Poor's Idaho Municipal Bond Index, a broad-based index of Idaho municipal bond prices. The graph shows that an investment in the Fund would have risen to $13,565 versus $15,623 in the S&P Idaho Municipal Bond Index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, the expense ratio for the Fund shown in this table is as stated in the Fund's most recent prospectus, which is dated March 29, 2016, and incorporates results for the fiscal year ended November 30, 2015. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different fiscal periods.

Fund Objective

Idaho Tax-Exempt Fund seeks to provide income free from federal income, federal alternative minimum, and Idaho state income taxes. Preservation of capital is a secondary objective.

Portfolio Diversification			Top Ten Holdings
% of Total Net Assets			% of Total Net Assets
█	General Obligation	51.1%	University of Idaho Revenues (5.00% due 04/01/2032)	2.8%
█	State Education	12.6%	Twin Falls Co. ID SCD #414 Kimberly (4.25% due 09/15/2028)	2.8%
█	Real Estate	8.6%	Idaho State Building Authority Revenue (5.00% due 09/01/2032)	2.5%
█	Medical/Hospitals	4.8%	Boise City Urban Renewal Lease Revenue (5.00% due 12/15/2031)	2.5%
█	Water Supply	4.1%	Ada & Canyon Cos. ID JSD #3 Kuna (4.00% due 08/15/2022)	2.4%
█	Municipal Leases	3.3%	Idaho Housing & Finance Authority SFM (2.75% due 07/01/2031)	2.4%
█	Pollution Control	2.9%	Canyon Co. ID SCD #134 Middleton (4.00% due 09/15/2028)	2.4%
█	Financial Services	2.9%	Idaho Bond Bank (4.00% due 09/15/2032)	2.4%
█	Transportation	2.8%	Boise State University ID Revenues (5.00% due 04/01/2034)	2.3%
█	Educational Services	2.5%	Madison Co. ID SCD #321 Rexburg (4.50% due 08/15/2024)	2.3%
█	Power Generation	0.2%
█	Other assets (net of liabilities)	4.2%

4	November 30, 2016	Annual Report

Discussion of Fund Performance(unaudited)

For the 12 months ended November 30, 2016, Idaho Tax-Exempt Fund returned -0.95%, which was slightly lower than the -0.58% average annual return of its Morningstar "Muni Single State Intermediate" category peer group. For the five years ended November 30, 2016, the Fund provided an annualized total return of 2.08%, compared to the 2.33% annualized return for the Morningstar category peer group. The Fund's operating expense ratio was a low 0.65%. For the year, the Fund's net assets rose 3% to $17.98 million. The Fund's net asset value per share declined modestly from $5.48 to $5.29. Over the one-year period, the Fund's outstanding shares increased 7% to 3.4 million.

Factors Affecting Past Performance

The US Federal Reserve Bank waited a year to increase the Federal Funds rate target, finally convinced by improving employment, home prices, car sales, and inflation. Despite falling early in the year, the five-year US Treasury yield eventually rose 0.15%, and the 10-year US Treasury yield rose 0.17%. The Personal Consumption Expenditures Index increased slightly by 1. 4% year-over-year, falling short of the Federal Reserve's current 2% target.

The rising prominence of fiscal policies promoting lower corporate and personal income tax rates and fewer income tax exemptions triggered a characteristic price decline in tax-exempt bonds. Five-year and 10-year AAA municipal bond yields rose 0.49% and 0.44%, respectively, more than double the increase in similar maturity US Treasury notes. The Idaho Tax-Exempt Fund could not avoid this sector-wide repricing. However, Idaho municipal credit quality improved in 2016 due to higher property valuations, rising resource prices, and strong capital markets. Puerto Rico's debt restructuring negotiation remains difficult with little progress made. The Dallas Police and Fire Pension System Board of Trustees recently halted pensioner redemptions to protect the pension plan's assets. This raised investor concern about the funding status of municipal pensions elsewhere. Recent reports on the financial condition of Illinois and Chicago showed further deterioration.

These are not concerns for bonds held by the Idaho Tax-Exempt Fund. In 2016, Conning Municipal Credit Research ranked Idaho the second most creditworthy state in the nation. Specifically, Idaho saw strong GDP and employment growth, along with rising home prices. Echoing this positive environment, Atlas Van Lines reported Idaho had the highest percentage of inbound moves in 2016. The Fiscal Times 2016 Fiscal Strength Index rated Boise tenth out of 116 US Cities with at least 200,000 residents.

Under new Governmental Accounting Standards Board (GASB) pension accounting methodology, restated 2015 Idaho Net Pension Funding liability is $176 million compared to State Unrestricted Net Assets Available to Creditors of $1.2 billion. Idaho has the third lowest debt burden per capita in the nation, and reserve funds now hold $348 million. The State's net asset position rose for the fifth year by $777 million. Unassigned general fund balances continued to improve.

Looking Forward

We expect to see the tax exemption of municipal bond interest to continue as the exemption is too important to the funding of public infrastructure renewal.

The six-state Mountain West region that includes Idaho appears poised to continue its strong economic recovery. Idaho has forecast further modest gains in tax revenue for the coming year. Education spending is set to rise significantly over the next five years which will improve the credit quality of local and state education bonds. Interest coverage ratios on state agency debt backed by sales tax revenue will continue at investment grade levels. Idaho's health care spending is rising. The termination of federal reimbursements for state Medicaid expenditures under the Affordable Care Act remains a considerable risk.

In the manager's opinion, the necessary foundation supporting the ownership of high quality tax-exempt municipal securities remains strong. The recent price declines mean investment opportunities in Idaho have now improved.

The Idaho Tax-Exempt Fund chooses not to invest in US territories such as Puerto Rico, Guam, and the US Virgin Islands to boost income at the expense of creditworthiness. The Fund does not employ derivatives or other financial engineering tools to modify returns.

For those seeking a conservative investment vehicle, the Idaho Tax-Exempt Fund offers a portfolio of high-grade issues intended to provide income exempt from federal income, federal alternative minimum, and Idaho state income taxes. In the current low interest rate environment, the Fund may purchase more carefully vetted, nonrated Idaho bonds.

Bond Quality Diversification

█	Rated "Aaa"	24.3%
█	Rated "Aa1"	19.3%
█	Rated "Aa2"	3.8%
█	Rated "Aa3"	15.0%
█	Rated "A1"	10.8%
█	Rated "A2"	4.6%
█	Rated "A3"	1.2%
█	Not rated	16.8%
█	Other assets (net of liabilities)	4.2%
Based on total net assets as of November 30, 2016. Source: Moody's Investors Services.

Annual Report	November 30, 2016	5

Schedule of Investments As of November 30, 2016
Tax-Exempt Municipal Bonds — 95.8%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Educational Services

Idaho State University	4.00% due 04/01/2027	$170,000	$186,339	1.0%
Idaho State University	4.00% due 04/01/2030	245,000	262,931	1.5%

		415,000	449,270	2.5%

Financial Services

Idaho Bond Bank	4.00% due 09/15/2019	90,000	94,337	0.5%
Idaho Bond Bank	4.00% due 09/15/2032	405,000	420,536	2.4%

		495,000	514,873	2.9%

General Obligation

Ada & Canyon Cos. ID JSD #2 Meridian	5.00% due 08/15/2032	325,000	367,237	2.0%
Ada & Canyon Cos. ID JSD #3 Kuna	5.00% due 09/15/2019	240,000	251,621	1.4%
Ada & Canyon Cos. ID JSD #3 Kuna	4.00% due 08/15/2022	400,000	438,776	2.4%
Adams & Washington Cos. ID JSD #432	4.00% due 08/15/2019	100,000	100,608	0.6%
Bingham Co. ID SCD #52 Snake HS	4.00% due 09/01/2020	250,000	261,963	1.5%
Bingham Co. ID SCD #52 Snake HS	4.00% due 09/01/2027	200,000	209,570	1.2%
Blaine Co. ID Series A	4.05% due 08/01/2023	150,000	153,020	0.9%
Bonneville & Bingham Cos. ID JSD #93	5.00% due 09/15/2029	250,000	286,900	1.6%
Bonneville & Bingham Cos. ID JSD #93	4.00% due 09/15/2030	275,000	292,303	1.6%
Bonneville & Bingham Cos. ID JSD #93	5.00% due 09/15/2031	200,000	228,820	1.3%
Bonneville Co. ID SCD #91	4.00% due 09/15/2026	50,000	53,982	0.3%
Bonneville Co. ID SCD #91	3.75% due 09/15/2032	285,000	294,567	1.6%
Boundary Co. ID SCD #101	4.00% due 08/15/2021	240,000	244,934	1.4%
Canyon Co. ID SCD #134 Middleton	4.00% due 09/15/2028	400,000	424,936	2.4%
Canyon Co. ID SCD #135 Notus	3.25% due 09/15/2031	290,000	290,212	1.6%
Canyon Co. ID SCD #135 Notus	3.25% due 09/15/2032	170,000	168,749	0.9%
Canyon Co. ID SCD #139 Vallivue	5.00% due 09/15/2024	260,000	298,831	1.7%
Cassia, Oneida, Twin Falls JSCD #151	3.375% due 09/15/2034	160,000	149,490	0.8%
Fremont & Madison Cos. ID JSD #215	4.00% due 08/15/2019	200,000	206,836	1.1%
Fremont & Madison Cos. ID JSD #215	4.125% due 08/15/2024	130,000	134,636	0.7%
Jefferson & Madison Cos. ID JSD #251 Rigby	4.25% due 09/01/2024	100,000	103,839	0.6%
Kootenai Co. ID SCD #271	4.00% due 09/15/2025	165,000	181,026	1.0%
Kootenai Co. ID SCD #273	4.00% due 08/15/2031	265,000	277,073	1.5%
Kootenai-Shoshone ID Area Libraries	4.25% due 08/01/2021	220,000	221,148	1.2%
Latah Co. ID SCD #281	4.00% due 08/15/2028	200,000	220,848	1.2%
Latah Co. ID SCD #281	4.00% due 08/15/2027	100,000	111,145	0.6%
Latah, Nez Perce, & Clearwater Cos. ID JSD #283	4.50% due 08/15/2027	190,000	194,731	1.1%
Madison Co. ID SCD #321 Rexburg	4.50% due 08/15/2024	410,000	412,878	2.3%
Madison Co. ID SCD #321 Rexburg	4.50% due 08/15/2026	250,000	251,755	1.4%
Owyhee & Elmore Cos. ID JSD #365	4.00% due 08/15/2027	350,000	359,807	2.0%
Twin Falls & Gooding Cos. JSD #412	4.125% due 09/01/2023	100,000	110,083	0.6%
Twin Falls Co. ID SCD #411	4.00% due 09/15/2027	170,000	183,670	1.0%
Twin Falls Co. ID SCD #411	4.25% due 09/15/2030	300,000	322,596	1.8%
Twin Falls Co. ID SCD #411	4.75% due 09/15/2039	200,000	216,600	1.2%
Twin Falls Co. ID SCD #411 Series A	4.25% due 09/15/2031	100,000	107,104	0.6%
Twin Falls Co. ID SCD #414 Kimberly	4.25% due 09/15/2028	445,000	498,863	2.8%
Twin Falls Co. ID SCD #414 Kimberly	5.00% due 09/15/2031	300,000	354,411	2.0%
Valley & Adams Cos. ID JSD #421	3.00% due 08/01/2026	220,000	217,265	1.2%

		8,660,000	9,202,833	51.1%

Medical/Hospitals

Idaho Health Facility Authority Revenue	6.75% due 11/01/2037	200,000	216,964	1.2%
Idaho Health Facility Trinity Health Group	3.25% due 12/01/2028	300,000	293,571	1.7%

Continued on next page.

6	November 30, 2016	Annual Report	The accompanying notes are an integral part of these financial statements.

Schedule of Investments
Tax-Exempt Municipal Bonds — 95.8%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Medical/Hospitals

Idaho Health Facility Trinity Health Group	6.00% due 12/01/2023	$200,000	$218,272	1.2%
Idaho Health Facility Trinity Health Group	6.25% due 12/01/2033	115,000	126,069	0.7%

		815,000	854,876	4.8%

Municipal Leases

Boise City Urban Renewal Lease Revenue	5.00% due 12/15/2031	400,000	441,116	2.5%
Nez Perce Co. ID COPS	4.50% due 02/01/2021	150,000	150,706	0.8%

		550,000	591,822	3.3%

Pollution Control

Caldwell ID Sewer Revenue	4.50% due 09/01/2019	100,000	107,683	0.6%
Idaho Bond Bank Authority	4.30% due 09/01/2022	135,000	135,273	0.7%
Idaho Bond Bank Authority	4.125% due 09/15/2023	75,000	76,686	0.4%
Moscow ID Sewer Revenue	4.45% due 05/01/2028	200,000	207,320	1.2%

		510,000	526,962	2.9%

Power Generation

Idaho Falls ID Electric Revenue	6.75% due 04/01/2019	40,000	41,692	0.2%

		40,000	41,692	0.2%

Real Estate

Boise City Urban Renewal Agency	5.00% due 12/15/2032	300,000	328,995	1.9%
Idaho Housing & Finance Authority SFM	2.75% due 07/01/2031	500,000	436,725	2.4%
Idaho State Building Authority Revenue	5.00% due 09/01/2031	200,000	228,062	1.3%
Idaho State Building Authority Revenue	5.00% due 09/01/2032	400,000	455,664	2.5%
Post Falls ID LID SPA	5.00% due 05/01/2021	90,000	90,008	0.5%

		1,490,000	1,539,454	8.6%

State Education

Boise State University ID Revenues	4.50% due 04/01/2027	250,000	252,885	1.4%
Boise State University ID Revenue	5.00% due 04/01/2032	160,000	181,942	1.0%
Boise State University ID Revenues	5.00% due 04/01/2034	385,000	415,815	2.3%
Idaho State University Revenues	3.00% due 04/01/2032	160,000	145,933	0.8%
Idaho State University Revenues	3.00% due 04/01/2031	250,000	230,898	1.3%
North Idaho College Dormitory Revenues	4.00% due 11/01/2030	285,000	300,504	1.7%
University of Idaho Revenues	5.00% due 04/01/2032	455,000	503,212	2.8%
University of Idaho Revenues	5.00% due 04/01/2028	225,000	245,070	1.3%

		2,170,000	2,276,259	12.6%

Transportation

Boise ID Airport Parking Facility Revenue	3.00% due 09/01/2028	210,000	196,467	1.1%
Idaho Housing & Finance Association	5.00% due 07/15/2027	50,000	53,876	0.3%
Idaho Housing & Finance Association	4.60% due 07/15/2023	250,000	261,755	1.4%

		510,000	512,098	2.8%

Water Supply

Chubbuck ID Water Revenue	4.00% due 09/01/2025	155,000	165,253	0.9%
Idaho Bond Bank Authority	4.00% due 09/15/2024	100,000	102,097	0.6%
Pocatello ID Water Revenue	4.75% due 02/01/2026	350,000	363,059	2.0%
Pocatello ID Water Revenue	4.50% due 02/01/2024	100,000	103,469	0.6%

		705,000	733,878	4.1%

Total investments	(Cost = $17,343,775)	$16,360,000	17,244,017	95.8%
Other assets (net of liabilities)			753,052	4.2%
Total net assets			$17,997,069	100.0%

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2016	7

Statement of Assets and Liabilities
As of November 30, 2016

Assets
Investments in securities, at value (Cost $17,343,775)	$17,244,017
Cash	611,289
Interest receivable	187,068
Receivable for fund shares sold	2,500
Insurance reserve premium	801
Total assets	18,045,675
Liabilities
Accrued audit expenses	11,749
Payable for fund shares redeemed	13,559
Payable to affilliates	8,276
Accrued trustee expenses	6,017
Distributions payable	5,858
Accrued other expenses	3,147
Total liabilities	48,606
Net assets	$17,997,069

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$18,093,776
Undistributed tax-exempt income	3,051
Unrealized net depreciation on investments	(99,758)
Net assets applicable to Fund shares outstanding	$17,997,069

Fund shares outstanding	3,401,741

Net asset value, offering and redemption price per share	$5.29

Statement of Operations
Year ended November 30, 2016

Investment income
Interest income	$575,812
Total investment income	575,812
Expenses
Investment adviser fees	90,140
Audit fees	11,749
Chief Compliance Officer expenses	4,849
Trustee fees	4,065
Other expenses	2,326
Filing and registration fees	2,161
Transfer agent fees	2,123
Printing and postage	1,689
Custodian fees	861
Legal fees	328
Retirement plan custodial fees	37
Total gross expenses	120,328
Less transfer agent fees waived	(2,123)
Less custodian fee credits	(861)
Net expenses	117,344
Net investment income	$458,468

Net realized gain from investments	$3,909
Net decrease in unrealized appreciation on investments	(650,064)
Net loss on investments	$(646,155)

Net decrease in net assets resulting from operations	$(187,687)

8	November 30, 2016	Annual Report	The accompanying notes are an integral part of these financial statements.

Statements of Changes of Net Assets	Year ended November 30, 2016	Year ended November 30, 2015
Increase (decrease) in net assets from operations
From operations
Net investment income	$458,468	$467,096
Net realized gain on investment	3,909	13,648
Net decrease in unrealized appreciation	(650,064)	(114,439)
Net increase (decrease) in net assets	(187,687)	366,305
Distributions to shareholders from
Net investment income	(458,714)	(467,334)
Capital gains distributions	(4,857)	(12,700)
Net increase in net assets	(463,571)	(480,034)
Capital share transactions
Proceeds from sales of shares	1,730,524	3,106,181
Value of shares issued in reinvestment of dividends	396,892	403,877
Cost of shares redeemed	(899,482)	(2,696,560)
Net increase in net assets	1,227,934	813,498
Total increase in net assets	576,676	699,769

Net assets
Beginning of year	17,420,393	16,720,624
End of year	17,997,069	17,420,393

Undistributed tax-exempt income	$3,051	$3,297

Shares of the Fund sold and redeemed
Number of shares sold	312,922	565,440
Number of shares issued in reinvestment of dividends	71,952	73,466
Number of shares redeemed	(162,472)	(492,192)
Net increase in number of shares outstanding	222,402	146,714

Financial Highlights	For the year ended November 30,
Selected data per share of outstanding capital stock throughout each year:	2016	2015	2014	2013	2012
Net asset value at beginning of year	$5.48	$5.51	$5.36	$5.68	$5.51
Income from investment operations
Net investment income	0.14	0.15	0.16	0.16	0.16
Net gains (losses) on securities (both realized and unrealized)	(0.19)	(0.03)	0.15	(0.31)	0.18
Total from investment operations	(0.05)	0.12	0.31	(0.15)	0.34
Less distributions
Dividends (from net investment income)	(0.14)	(0.15)	(0.16)	(0.16)	(0.16)
Distributions (from capital gains)	0.001	0.001	0.001	(0.01)	(0.01)
Total distributions	(0.14)	(0.15)	(0.16)	(0.17)	(0.17)
Paid-in capital from early redemption fees	n/a	n/a	n/a	-	-

Net asset value at end of year	$5.29	$5.48	$5.51	$5.36	$5.68

Total return	(0.95)%	2.21%	5.83%	(2.70)%	6.33%

Ratios / supplemental data
Net assets ($000), end of year	$17,997	$17,420	$16,721	$15,492	$16,516
Ratio of expenses to average net assets
Before transfer agent fee waiver and custodian fee credits	0.67%	0.67%	0.65%	0.66%	0.62%
After transfer agent fee waiver	0.66%	0.66%	0.63%	0.64%	n/a
After transfer agent fee waiver and custodian fee credits	0.65%	0.66%	0.63%	0.64%	0.62%
Ratio of net investment income after fee waiver and custodian credits to average net assets	2.54%	2.66%	2.85%	2.88%	2.89%
Portfolio turnover rate	15%	7%	5%	9%	12%
¹ Amount is less than $0.01

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2016	9

Notes To Financial Statements

Note 1 — Organization

Saturna Investment Trust (the "Trust") was established under Washington State Law as a business trust on February 20, 1987. The Trust is registered as an open-end, diversified management company under the Investment Company Act of 1940, as amended. In addition to Idaho Tax-Exempt Fund (the "Fund"), eight portfolios have been created to date: Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, Sextant International Fund, Saturna Sustainable Equity Fund, and Saturna Sustainable Bond Fund (each, a "Fund", and collectively, the "Funds"). The other eight portfolios are distributed through separate prospectuses and the results of those funds are contained in separate reports.

The Idaho Tax-Exempt Fund was first authorized to sell shares of beneficial interest on September 4, 1987.

The Fund is an investment company and accordingly follows the investment accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services — Investment Companies."

Investment risks:

The value of Fund shares rises and falls as the value of the bonds in which the Fund invests goes up and down. The risks inherent in the Fund depend primarily on the terms and quality of the obligations in the Fund's portfolio, as well as on market conditions. When interest rates rise, bond prices fall. When interest rates fall, bond prices go up. Bonds with longer maturities, such as those held by the Fund, usually are more sensitive to interest rate changes than bonds with shorter maturities. Only consider investing in the Fund if you are willing to accept the risk that you may lose money.

The Fund entails credit risk, which is the possibility that a bond will not be able to pay interest or principal when due. If the credit quality of a bond is perceived to decline, investors will demand a higher yield, which means a lower price on that bond to compensate for the higher level of risk. If a security held by the Fund defaults on payment of interest or principal, the Fund's income, ability to preserve capital, and liquidity would all be adversely affected.

Fund investments are susceptible to factors adversely affecting Idaho, such as political, economic, and financial trends unique to this relatively small state. Investing only in Idaho bonds means that the Fund's investments are more concentrated than other mutual funds, and relatively few bond price changes may lead to underperformance compared to investments selected in greater number and/or from a wider universe.

The Fund is vulnerable to income tax rate changes, either at the Idaho or federal level, since part of municipal securities' value is derived from the recipient's ability to exclude interest payments from taxation.

Note 2 — Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Fund in the preparation of its financial statements.

Security valuation:

Debt securities are valued using bid-side valuations provided by an independent service. The service determines valuations using factors such as yields or prices of bonds of comparable quality, type of issue, coupon maturity, ratings, trading activity, and general market conditions. In the absence of a valuation from an independent service for a security, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Security transactions are recorded on trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Share valuation:

The net asset value ("NAV") per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund's shares are not priced or traded on days the New York Stock Exchange is closed. The NAV is the offering and redemption price per share.

The Trustees have adopted certain policies and procedures with respect to frequent trading of Fund shares. The Fund is intended for long-term investment and does not permit rapid trading of its shares. The Fund cannot always identify all intermediaries, or detect or prevent trading that violates the Frequent Trading Policy through intermediaries or omnibus accounts.

Fair value measurements:

Accounting Standards Codification (ASC) 820 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized below.

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 – Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

10	November 30, 2016	Annual Report

Notes To Financial Statements (continued)

The following table is a summary of the inputs used as of November 30, 2016, in valuing the Fund's investments carried at value.

Fair Value Inputs	Level 1	Level 2	Level 3	Total
Municipal Bonds[1]	$-	$17,244,017	$-	$17,244,017
Total Assets	$-	$17,244,017	$-	$17,244,017

¹See Schedule of Investments for industry breakout.

During the period ended November 30, 2016, no Fund had transfers between Level 1 and Level 2. Idaho Tax-Exempt Fund transferred securities from level 3 to level 2 due to the securities being priced using other observable inputs supported by an independent pricing service.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

Level 3 Roll-Forward Municipal Securities
Beginning balance	$492,190
Total unrealized loss	(11,617)
Maturity/call	(160,000)
Transfers in to and/or out of Level 3	(320,573)
Ending balance	$-

The Fund recognizes transfers as of the end of the reporting period.

Income taxes:

The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve it from all or substantially all federal income taxes. As the Fund intends to meet requirements for tax-exempt income dividends, and the requirements of the Idaho Department of Revenue for income dividends exempt from Idaho state income tax, no income tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2013 — 2015), or expected to be taken in the Fund's 2016 tax return. The Fund identifies its major tax jurisdiction as US federal and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Reclassification of capital accounts:

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

Undistributed tax-exempt income	$-
Paid-in capital	$-

Distributions to shareowners:

The Fund's dividends to shareowners from net investment income are paid daily and distributed on the last business day of each month.

Distributions of capital gains, if any, are made at least annually and as required to comply with federal excise tax requirements. Distributions to shareowners are determined in accordance with income tax regulations and are recorded on the ex-dividend date. Dividends are paid in shares of the Funds, at the net asset value on the payable date. Shareowners may elect to take distributions in cash if they total $10 or more.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Other:

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in the state of Idaho.

Interest income is recognized on an accrual basis. Premiums on securities purchased are amortized and discounts are accreted over the lives of the respective securities.

Recent accounting pronouncement:

In May 2015, the FASB issued ASU No. 2015-07 "Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)." The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund's financial statements and related disclosures.

Annual Report	November 30, 2016	11

Notes To Financial Statements (continued)

Note 3 — Transactions with Affiliated Persons

Under a contract approved by shareowners on September 28, 1995 and reviewed annually by the Board of Trustees, Saturna Capital Corporation provides investment advisory services and certain other administrative and distribution services to conduct the Fund's business. For such services, the Fund pays an annual fee equal to 0.50% of its average daily net assets. For the fiscal year ended November 30, 2016, the Fund incurred advisory fee expenses of $90,140. Expenses incurred by the Trust on behalf of the Fund (e.g., legal fees) are allocated to the Fund and the other Funds of the Trust on the basis of relative daily average net assets.

Saturna Capital also acts as transfer agent for the Fund, for which it did not receive any compensation during the fiscal year ended November 30, 2016. Saturna Capital has voluntarily elected to waive the transfer agent fee through November 30, 2017 to reduce the Fund's operating expenses. Such fees, had they been charged, would have totaled $2,123.

Saturna Brokerage Services, Inc. ("SBS"), a discount brokerage and subsidiary of Saturna Capital, is registered as a broker-dealer and acts as distributor for the Fund.

Saturna Trust Company ("STC"), a subsidiary of Saturna Capital, acts as a retirement plan custodian for Fund shareowners. For the fiscal year ended November 30, 2016, the Fund incurred retirement plan custodial fees of $37.

Mr. Nicholas Kaiser serves as a trustee and president of the Trust. He is also a director and the chairman of Saturna Capital and Saturna Trust Company. Mr Kaiser is not compensated by the Trust. For the fiscal year ended November 30, 2016, the Trust incurred compensation expenses of $29,000 which is included in $42,867 of total expenses for the independent Trustees. Idaho Tax-Exempt Fund paid $4,065 of these total expenses.

The officers of the Trust are paid by Saturna Capital, not the Trust, except the Chief Compliance Officer, who is partially compensated by the Trust. For the fiscal year ended November 30, 2016, the Fund paid $4,849 in compensation for such services.

On November 30, 2016, the trustees, officers, and their immediate families as a group directly or indirectly owned 10.68% of the outstanding shares of the Fund.

Note 4 — Distributions to Shareowners

The tax characteristics of distributions paid during the fiscal year ended November 30, 2016, and the fiscal year ended November 30, 2015, were as follows:

	November 30, 2016	November 30, 2015
Tax-exempt income	$458,714	$467,334
Capital gain¹	$4,857	$12,700

¹ Long-Term Capital Gain dividend designated pursuant to Section 852(b)(3) of the Internal Revenue Code.

Note 5 — Federal Income Taxes

The cost basis of investments for federal income tax purposes at November 30, 2016 was as follows:

Cost of investments	$17,343,775
Gross unrealized appreciation	298,960
Gross unrealized depreciation	(398,718)
Net unrealized depreciation	$(99,758)

As of November 30, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$3,051
Tax accumulated earnings	3,051
Unrealized depreciation	(99,758)
Total accumulated losses	$(96,707)

Note 6 — Investments

During the fiscal year ended November 30, 2016, the Fund purchased $3,697,785 of securities and sold/matured $2,615,000 of securities.

Note 7 — Custodian

Under the agreement in place with Bank of New York Mellon, custody fees are reduced by credits for cash balances. Such reduction for the fiscal year ended November 30, 2016, amounted to $861.

Note 8 — Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

12	November 30, 2016	Annual Report

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Saturna Investment Trust,

We have audited the accompanying statements of assets and liabilities of Idaho Tax-Exempt Fund, a series of the Saturna Investment Trust (the "Trust"), including the schedule of investments as of November 30, 2016, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Idaho Tax-Exempt Fund as of November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania

January 30, 2017

/s/ Tait, Weller & Baker LLP
Tait, Weller & Baker LLP

Annual Report	November 30, 2016	13

Expenses (unaudited)

All mutual funds have operating expenses. As an Idaho Tax-Exempt Fund shareowner, you incur ongoing costs, including management fees and other fund expenses such as shareowner reports (like this one). Operating expenses, which are deducted from a fund's gross earnings, directly reduce the investment return of a fund. Mutual funds (unlike other financial investments) only report their results after deduction of operating expenses.

With the Idaho Tax-Exempt Fund, unlike many mutual funds, you do not incur sales charges (loads) on purchases, reinvested dividends, or other distributions. You do not incur redemption fees or exchange fees. You may incur fees related to extra services requested by you for your account, such as bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Example

The following example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2016, to November 30, 2016).

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The Fund may charge for extra services (such as domestic bank wires, international bank wires, or overnight courier delivery of redemption checks) rendered on request, which you may need to estimate to determine your total expenses.

Hypothetical Example for Comparison Purposes

The second line provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as charges for extra services like bank wires.

Please note that the expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees (note that the Idaho Tax-Exempt Fund does not charge any such transactional costs). Therefore, the "Hypothetical" line is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value [June 1, 2016]	Ending Account Value [November 30, 2016]	Expenses Paid During Period¹
Actual	$1,000.00	$966.70	$3.18
Hypothetical (5% return before expenses)	$1,000.00	$1,021.76	$3.27

¹ Expenses are equal to Idaho Tax-Exempt Bond Fund's annualized expense ratio of 0.65% (based on the most recent semi-annual period of June 1, 2016 through November 30, 2016) multiplied by the average account value over the period multiplied by 183/366 (to reflect the one-half year period).

14	November 30, 2016	Annual Report

Trustees and Officers				(unaudited)
Name (Age) and Address		Position(s) Held with Trust and Number of Saturna Fund Portfolios Overseen	Principal occupation(s) during past 5 years, including Directorships	Other directorships held by Trustee
Independent Trustees
(photo omitted)	John E. Love (84) 1300 N. State Street Bellingham WA 98225	Chairman (since 2006); Independent Trustee (since 1987); Nine	Owner, J.E. Love Co., (agricultural equipment manufacturer)	None
(photo omitted)	Gary A. Goldfogel, MD (58) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 1995); Nine	Medical Examiner (pathologist); Owner, Avocet Environmental Testing (laboratory)	None
(photo omitted)	Herbert G. Grubel, PhD (82) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2005); Nine	Senior Fellow, Fraser Institute; Professor (Emeritus) of Economics, Simon Fraser University; Author	Amana Mutual Funds Trust (retired 2011)
(photo omitted)	Ronald H. Fielding, MA, MBA, CFA (66) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2009); Thirteen	Director, ICI Mutual Insurance Company	Amana Mutual Funds Trust
Interested Trustee
(photo omitted)	Nicholas F. Kaiser, MBA, CFA (70) 1300 N. State Street Bellingham WA 98225	President, Trustee¹ (since 1990); Thirteen	Chairman and Director, Saturna Capital Corporation; Chairman, Director, and President, Saturna Trust Company Former Director, Saturna Brokerage Services	Amana Mutual Funds Trust

Annual Report	November 30, 2016	15

Trustees and Officers				(unaudited)
Name (Age) and Address		Position(s) Held with Trust and Number of Saturna Fund Portfolios Overseen	Principal occupation(s) during past 5 years, including Directorships	Other directorships held by Trustee
Officers Who Are Not Trustees
(photo omitted)	Phelps S. McIlvaine (63) 1300 N. State Street Bellingham, WA 98225	Vice President (since 1994); N/A	Vice President, Saturna Capital Corporation Director, Vice President, and former Treasurer Saturna Brokerage Services	N/A
(photo omitted)	Christopher R. Fankhauser (44) 1300 N. State Street Bellingham, WA 98225	Treasurer¹ (since 2002); N/A

Chief Operations Officer, Saturna Capital Corporation

Vice President and Chief Operations Officer, Saturna Brokerage Services

Director, Vice President, and Chief Operations Officer, Saturna Trust Company

N/A
(photo omitted)	Michael E. Lewis (55) 1300 N. State Street Bellingham, WA 98225	Chief Compliance Officer¹ (since 2012); N/A	Chief Compliance Officer, Saturna Capital, Saturna Trust Company, and Affiliated Funds	N/A
(photo omitted)	Thomas R. Phillips (56) 1300 N. State Street Bellingham, WA 98225	Secretary (since 2015); N/A	Chief Legal Officer, Saturna Capital Corporation Former Partner and Deputy General Counsel, Lord Abbett & Co. LLC	N/A
(photo omitted)	Jacob A. Stewart (36) 1300 N. State Street Bellingham, WA 98225	Anti-Money Laundering Officer¹ (since 2015); N/A	Anti-Money Laundering Officer, Saturna Capital Corporation, Saturna Brokerage Services Chief Compliance Officer, Saturna Brokerage Services Bank Secrecy Act Officer, Saturna Trust Company	N/A

Term of Office: each Trustee serves for the lifetime of the Trust or until he dies, resigns, is removed, or not re-elected by the shareowners. Each officer serves a one-year term subject to annual reappointment by the Trustees.

The Trust's Statement of Additional Information, available without charge upon request by calling Saturna Capital at 1-800-728-8762 and on the Funds' website, www.idahotaxexemptfund.com, includes additional information about the Trustees.

On November 30, 2016 the Trustees, officers, and their related accounts as a group owned 10.68% of the outstanding shares of the Fund.

During the year ended November 30, 2016, the Independent Trustees were each paid by the Trust: (1) $2,000 annual retainer plus $1,000 per board meeting attended (in person or by phone), plus reimbursement of travel expenses; (2) $250 for committee meetings; and (3) $250 per quarter for serving as chariman of the board or any committee.

As of November 30, 2016, all Trustees owned shares in one or more Saturna Investment Trust Funds.

Mr. Kaiser is an Interested Trustee by reason of his positions with the Trust's adviser (Saturna Capital Corporation) and underwriter (Saturna Brokerage Services), and is the primary manager of the Saturna Sustainable Equity Fund and Sextant International Fund portfolios. He is paid by Saturna Capital a salary, plus a bonus for each month the Saturna Sustainable Equity Fund or Sextant International Fund portfolios earn a 4 or 5 star rating from Morningstar (see www.saturna.com). The officers are paid by Saturna Capital and not the Trust. As of November 30, 2016, all Saturna Capital employees list above as officers owned shares in one or more of the Saturna Investment Trust funds, with Mr. Kaiser owning (directly or indirectly) over $10 million.

¹ Holds the same postion with Amana Mututal Funds Trust

16	November 30, 2015	Annual Report

Renewal of Investment Advisory Contract (unaudited)

During their meeting of September 24, 2016 the Trustees of Saturna Investment Trust discussed the continuance of the Investment Advisory and Administration Agreement between Idaho Tax-Exempt Fund (the "Fund") and Saturna Capital Corporation ("Saturna"). In considering the renewal of the agreement with Saturna, the Trustees discussed the nature, extent, and quality of the services provided by Saturna to the Trust and the Fund. The Trustees discussed Saturna's experience, ability, and commitment to quality service through performing internally such functions as shareowner servicing, administration, accounting, marketing, and distribution — all in addition to investment management.

The Trustees took into consideration Saturna's continued avoidance of significant operational and compliance problems, plus its investments in infrastructure, information management systems, personnel, training, and investor education materials, all designed to provide high quality investor services and meet investor needs. They recognized Saturna's efforts to recruit and retain increasingly qualified, experienced, and specialized staff and improve the capital base on which Saturna operates, which the Trustees believe is important to the long-term success of the Fund. They appreciate Saturna's focus on investors and its efforts to avoid potential conflicts of interest.

The Trustees considered the investment performance of the Fund over time, including the Fund's average annual total returns relative to its benchmark for the one-, three-, five-, and 10-year periods, all as of July 31, 2016. The Trustees also considered comparative information published by Morningstar Inc. ("Morningstar"), an independent data service provider that, among other things, ranks mutual fund performance within categories comprised of similarly managed funds. The Trustees considered and discussed at length the Fund's performance relative to its Morningstar category for the one-, three-, five- and 10-year periods ended August 31, 2016. The Trustees also considered the Fund's Morningstar performance rankings (one through five stars) for the one-, three-, five- and 10-year periods, ended as of July 31, 2016, and the Fund's performance ranking relative to the Fund's category selected by Lipper, Inc. for the same period.

With respect to long-term (10-year) performance, the Trustees found that the average annual total return of the Fund for the 10-year period ended on August 31, 2016, was equal to its Morningstar category average. The Trustees considered the short- and medium-term performance of the Fund, noting that the Fund's average annual total return for the one-, three-, and five-year period ended on August 31, 2016 was below its Morningstar category average.

The Trustees noted the risk-averse investment style and other factors, which can affect the Fund's performance relative to its broader Morningstar category. The Trustees also noted certain differences between the Fund and the peer funds within its Morningstar category, including differences in investment strategies and asset size. The Trustees found that Saturna continued to manage the Fund in a manner that is designed to be risk-averse and attractive to long-term investors. The Trustees discussed and considered the efforts of Saturna to make additional resources available to assist in managing the Fund. The Trustees also considered Saturna's focus on improving investment performance without incurring materially higher levels of risk.

The Trustees also considered the performance and expenses of the Fund as compared to smaller group of funds with similar assets and investment objectives and strategies. The Trustees considered these comparative performance expense data, along with the comparative data published by Morningstar and the Fund's performance relative to its benchmark, to evaluate the Fund's performance over near-term and long-term time periods.

The Trustees also reviewed the fees and expenses of the Fund and considered the components of the Fund's operating expenses. The Trustees noted the steps that Saturna has undertaken to maintain competitive levels of Fund operating expenses. They noted the significant sponsorship of the Fund by Saturna evidenced, in part, by the amount of fees and expenses paid by Saturna out of its own resources and the Trustees appreciated Saturna's efforts help make the Fund more widely available and less expensive than would otherwise be the case without Saturna's efforts.

The Trustees recognized that the Fund remains relatively small and there have not been opportunities to consider economies of scale. The Trustees noted that Saturna continues to operate the Fund, often times at considerable costs to itself.

The Trustees reviewed Saturna's financial information and discussed the issue of Saturna's profitability as related to management and administration of the Trust. They discussed the reasonableness of Saturna's profitability as part of their evaluation of whether the advisory fees bear a reasonable relationship to the mix of services provided by Saturna, including the nature, extent, and quality of such services.

The Trustees considered and compared the fees charged by Saturna to other types of accounts, including non-mutual fund advisory clients. The Trustees noted the differences between the full range of services Saturna provides to the Fund, including investment advisory services, transfer agency services, shareholder services, and other services, as compared to the investment advisory services provided to the other advisory accounts.

The Trustees considered potential benefits to Saturna's other business lines from acting as investment adviser to the Fund, but also recognized that Saturna's other business lines benefit the Fund. The Trustees considered whether there are other potential benefits to Saturna in continuing to manage the Fund and the Trustees found that there were no material benefits other than Saturna's receipt of advisory fees.

The Trustees concluded that the fees paid by the Fund to Saturna were, from an arm's-length bargaining perspective, reasonable and in the best interest of the Fund and its shareowners in light of the services provided, comparative performance, expense and advisory fee information, costs of services provided, profits to be realized, and benefits derived or to be derived by Saturna from its relationship with the Fund. Following this discussion, the Trustees unanimously agreed to renew the agreement of Idaho Tax-Exempt Fund with Saturna Capital Corporation.

Annual Report	November 30, 2016	17

Except for this legend, this page has been left blank intentionally.

18	November 30, 2016	Annual Report

Availability of Portfolio Information

  The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.
  The Fund's Form N-Q is available on the SEC's website at
  www.sec.gov and at www.idahotaxexemptfund.com.
  The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800/SEC-0330.
  The Fund makes a complete schedule of portfolio holdings after the end of each month available to investors at www.idahotaxexemptfund.com.

Availability of Proxy Voting Information

  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Fund's website at www.idahotaxexemptfund.com; and (c) on the SEC's website at www.sec.gov.
  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Fund's website at www.idahotaxexemptfund.com; and (c) on the SEC's website at www.sec.gov.

Householding Policy

To reduce expenses, we may mail only one copy of the Fund's prospectus, each annual and semi-annual report, and proxy statement when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 1-800-728-8762 or write to us at Saturna Capital/Idaho Tax-Exempt Fund, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies 30 days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 1-800-728-8762 or write to us at Saturna Capital/Idaho Tax-Exempt Fund, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

Privacy Statement

At Saturna Capital and the Idaho Tax-Exempt Fund, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain nonpublic information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareholder reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies' use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information please call us at 1-800-728-8762.

Annual Report	November 30, 2016	19

www.idahotaxexemptfund.com

This report is issued for the information of the shareowners of the Idaho Tax-Exempt Fund. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Fund, a series of Saturna Investment Trust.

(logo omitted)

Saturna Capital
1300 N. State Street
Bellingham, WA 98225
www.saturna.com
1-800-728-8762

Saturna Brokerage Services, Distributor

Item 2. Code of Ethics.

Registrant has adopted a code of ethics and is included with this submission as Exhibit (a). It may also be found on Registrant's website at http://www.saturna.com/code_of_ethics.shtml

Item 3. Audit Committee Financial Expert.

(a)(1)(i) The Trust has an audit committee financial expert serving on its audit committee.

(a)(2)(ii) As of November 30, 2014, Mr. Ronald H. Fielding, an independent Trustee (as defined for investment companies), was deemed qualified and agreed to serve.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees
For the fiscal years ending November 30, 2016, and 2015, the aggregate audit fees billed for professional services rendered by the principal accountant were $110,400 and $109,300, respectively.

(b) Audit-Related Fees
There were no fees billed by the principal accountant for assurance and related services that were not included under paragraph (a) for the fiscal years ending November 30, 2016, and 2015.

(c) Tax Fees
For the fiscal years ending November 30, 2016, and 2015, the aggregate tax fees billed for professional services rendered by the principal accountant were $25,400 and $25,200, respectively. Service includes preparation of the Funds' federal and state income tax returns.

(d) All Other Fees
There were no other fees billed by the principal accountant for the fiscal years ending November 30, 2016, and 2015.

(e)(1) Audit & Compliance Committee Pre-Approval Policies and Procedures
The following is an excerpt from the Saturna Investment Trust Audit & Compliance Committee Charter:

C. Oversight of Independent Auditors
3. Pre-approval of Audit and Non-Audit Services. Except as provided below, the Committee's prior approval is necessary for the engagement of the independent auditors to provide any audit or non-audit services for the Trust and any non-audit services for any entity controlling, controlled by or under common control with Saturna that provides ongoing services to the Trust (Saturna and each such entity, an "Adviser Affiliate") where the engagement relates directly to the operations or financial reporting of the Trust. Non-audit services that qualify under the de minimis exception described in the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, that were not pre-approved by the Committee, must be approved by the Committee prior to the completion of the audit. Pre-approval by the Committee is not required for engagements entered into pursuant to (a) pre-approval policies and procedures established by the Committee, or (b) pre-approval granted by one or more members of the Committee to whom, or by a subcommittee to which, the Committee has delegated pre-approval authority, provided in either case, that the Committee is informed of each such service at its next regular meeting.

(e) (2) Percentages of Services
One hundred percent of the services described in each of paragraphs (b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Aggregate Non-Audit Fees
The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant are shown above in the response to Item 4(b), (c) and (d) above.

(1) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant's investment adviser, Saturna Capital Corporation ("Saturna"), for the fiscal years ended November 30, 2016 and 2015 were:

	Fiscal Year Ended
	November 2016	November 2015
All other fees:	$21,500	$21,500

The fees listed above consist of fees paid by Saturna to the Registrant's principal accountant for its review and report on Saturna's internal transfer agency control procedures and Saturna's custody control procedures.

(2) The aggregate non-audit fees billed by the principal accountant for services rendered to entities controlling, controlled by, or under common control with Saturna, for the fiscal years ended November 30, 2016 and 2015 were:

Fiscal Year Ended
	November 2016	November 2015
All other fees:	None	None

(h) Registrant's Audit Committee

The Registrant's Audit Committee has considered the provision of non-audit services that were rendered to Saturna, and any entity controlling, controlled by or under common control with Saturna that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining the independence of the Registrant's principal accountant.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) Internal control over financial reporting is under the supervision of the principal executive and financial officers. On December 20, 2016. Mr. Nicholas Kaiser (President) and Mr. Christopher Fankhauser (Treasurer), reviewed the internal control procedures for Saturna Investment Trust and found them reasonable and adequate.

(b) No change.

Item 12. Exhibits

Exhibits included with this filing:

(a)(1) Code of Ethics.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SATURNA INVESTMENT TRUST

By:

/s/ Nicholas Kaiser
Signature and Title

Nicholas Kaiser, President
Printed name and Title

January 30, 2017
Date

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Nicholas Kaiser
Signature and Title

Nicholas Kaiser, President
Printed name and Title

January 30, 2017
Date

By:

/s/ Christopher Fankhauser
Signature and Title

Christopher Fankhauser, Treasurer
Printed name and Title

January 30, 2017
Date

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